VANGUARD
BALANCED INDEX
FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.



                                   [PHOTO]


                                   CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       5

                              PERFORMANCE SUMMARY
                                       7

                                  FUND PROFILE
                                       8

                              FINANCIAL STATEMENTS
                                       12

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       48

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                   [PHOTO]
John J. Brennan           John C. Bogle
Chairman & CEO            Senior Chairman

Financial markets during 1998 were volatile yet rewarding for the steadfast investor. For the year, Vanguard Balanced Index Fund earned +17.9%, an excellent return for a conservative fund, and one that easily surpassed that of the average balanced fund and nearly matched that of our index benchmark.

------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL RETURNS
                                                                                                     YEAR ENDED
                                                                                                 DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------
Vanguard Balanced Index Fund                                                                           +17.9%
------------------------------------------------------------------------------------------------------------------
Average Balanced Fund                                                                                  +13.5%
------------------------------------------------------------------------------------------------------------------
Balanced Composite Index*                                                                              +18.1%
------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                                                                    +23.4%
Lehman Aggregate Bond Index                                                                            + 8.7%
------------------------------------------------------------------------------------------------------------------

*Made up of two unmanaged benchmarks, weighted
60% Wilshire 5000 Index and 40% Lehman Aggregate Bond Index.

          As the table below shows, the fund's total return (capital change plus reinvested dividends) was a substantial 4.4 percentage points higher than the average balanced fund's, and was just 0.2 point shy of that of our target benchmark, the Balanced Composite Index. The index is weighted 60% in the Wilshire 5000 Equity Index, which represents the entire U.S. stock market, and 40% in the Lehman Brothers Aggregate Bond Index, reflecting the U.S. taxable bond market.

          Our fund's return is based on an increase in net asset value from $16.29 per share on December 31, 1997, to $18.48 per share on December 31, 1998, adjusted for dividends of $0.54 per share paid from net investment income and distributions totaling $0.14 per share paid from net realized capital gains. The fund's annualized yield at year-end 1998 was 2.9%.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

          The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually dipped slightly, and by July 17 the S&P 500 Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline:
Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks fell nearly -40% from its mid-April peak to its low in October.

          The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Index, which comprises stocks not included in the S&P 500, increased just +8.6%, while the Russell 2000 Index declined -2.5%. In all, more stocks declined in price than rose.

          Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities, whose prices benefited from a "flight to quality" as many investors shunned riskier securities.

1998 PERFORMANCE OVERVIEW

Buoyed by a prosperous stock market, the Balanced Index Fund's equity portion earned +23.2% during 1998, just a hair behind the +23.4% return of the Wilshire 5000 Index. The fund's fixed-income portion gained +8.5%, also 0.2 percentage point short of the return of its benchmark, the Lehman Aggregate Bond Index.

          As you know, the Balanced Index Fund holds representative samples of the securities that make up each index so that it may replicate their returns as closely as possible. Whereas the Wilshire 5000 Index comprises more than 7,000 stocks--essentially the entire U.S. stock market--our fund holds the 500 largest-capitalization stocks and about 2,400 issues from smaller companies, all chosen to emulate the index in terms of industry weightings, market capitalizations, and other criteria. Similarly, the fund's bond holdings are chosen to reflect the characteristics of the Lehman benchmark, and so contain four major classes of investment-grade fixed-income securities: U.S. Treasury and agency securities; corporate bonds; international (dollar-denominated) bonds; and mortgage-backed securities. Because of the nature of sampling techniques and the operating and transaction costs a fund incurs, neither portion of the fund's holdings--bonds or equities--is expected to exactly match the returns of its benchmark.

          The past year was the fifth in a row in which the return of the six-year-old Balanced Index Fund exceeded that of the average actively managed balanced fund. Our margin this time was a particularly wide 4.4 percentage points. Given the similarities in sector diversification between our holdings and our average peer's, our triumph can be chalked up to the merits of indexing, including broad diversification and exceptionally low operating and transaction costs.

LIFETIME PERFORMANCE OVERVIEW

The Balanced Index Fund has achieved fine returns throughout its relatively brief lifetime, both in absolute terms and compared with similar funds and our benchmark Balanced Composite Index.

----------------------------------------------------------------------------------------------
                                                                        TOTAL RETURNS
                                                              NOV. 9, 1992, TO DEC. 31, 1998
                                                             ---------------------------------
                                                             AVERAGE          FINAL VALUE OF
                                                             ANNUAL              A $10,000
                                                              RATE          INITIAL INVESTMENT
----------------------------------------------------------------------------------------------
Vanguard Balanced Index Fund                                 +15.1%                $23,713
----------------------------------------------------------------------------------------------
Average Balanced Fund                                        +13.3%                $21,526
----------------------------------------------------------------------------------------------
Balanced Composite Index                                     +15.5%                $24,174
----------------------------------------------------------------------------------------------

          Although six-plus years of operation is by no means a lengthy period, it is perhaps long enough to begin judging the merits of our passive approach to operating a balanced stock/bond portfolio. As shown in the adjacent table, the fund's aver-age annual return since inception in November 1992 is +15.1%,
1.8 percentage points ahead of the average balanced mutual fund's return. This margin of superiority may seem modest, but its impact certainly is not: If $10,000 had been invested in our fund at inception, it would have grown to $23,713, or $2,187 more than the $21,526 that would have resulted from an identical sum invested in our average peer, assuming the reinvestment of income dividends and capital gains distributions in both cases.

          This advantage in aggregate return--nearly 22% of the original investment--can largely be attributed to our low operating costs. Our expense ratio in 1998 was just 0.21% ($2.10 per $1,000 in average net assets), or less than one-sixth the 1.34% ($13.40 per $1,000 in assets) charged by the average the buy-and-hold strategy means lower levels of trading, which means that fewer transaction costs are incurred. These cost advantages exist year after year, and their impact grows over time.

          It is, however, very difficult for an index fund to outperform a similarly structured theoretical index, like our Balanced Composite Index, because the latter exists only on paper and thus incurs no costs whatsoever. Despite this disadvantage, our average annual return was just 0.4 percentage point below that of the index.

          The returns achieved by the Balanced Index Fund so far have been grand, but we urge investors to recognize that they are considerably higher than what should be expec-ted from a mix of 60% stocks and 40% bonds over the long term. The fund has benefited from an unusually favorable environment during its first six years, a period in which the Wilshire 5000 Index earned an average +20.5% a year and the Lehman Aggregate Bond Index's annual return averaged +7.8%. Such gains may raise expectations to unreasonable levels, and may make some investors forget that the stock and bond markets are capable of substantial declines. Those who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

The tumultuous markets in 1998 amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the markets' bounty but were spared some measure of the anxiety felt during the midyear downturn in stocks.

          We have always believed that investors are well served by selecting a mix of stocks, bonds, and cash reserves appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. Vanguard Balanced Index Fund's well-diversified blend of equities and fixed-income securities embodies the balanced investment approach--one that may help you to "stay the course" toward your financial goals.


/s/JOHN C. BOGLE                                    /s/JOHN J. BRENNAN

John C. Bogle                                       John J. Brennan
Senior Chairman                                     Chairman and
                                                    Chief Executive Officer

January 26, 1999

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard Balanced Index Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes the fund pays annually by $78,000. Approved by 97.14% of the shares voted, as follows:

---------------------------------------------------------------------------------------
    FOR                                AGAINST                                ABSTAIN
---------------------------------------------------------------------------------------
50,763,885                             785,080                                710,023
---------------------------------------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Balanced Index Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the fund's investment programs; it is a contingency arrangement for managing unusual cash flows. Approved by 96.33% of the shares voted, as follows:


---------------------------------------------------------------------------------------
  FOR                                 AGAINST                                ABSTAIN
---------------------------------------------------------------------------------------
50,341,431                            985,028                                932,529
---------------------------------------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 95.48% of the shares voted, as follows:


---------------------------------------------------------------------------------------
 FOR                                 AGAINST                                ABSTAIN
---------------------------------------------------------------------------------------
49,898,120                          1,351,953                              1,008,915
---------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUALIZED RETURNS
                                                                           PERIODS ENDED DECEMBER 31, 1998
                                                                    ----------------------------------------------
                                                                    1 YEAR             3 YEARS             5 YEARS
------------------------------------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                                    28.6%              28.2%               24.1%
    Russell 2000 Index                                               -2.5               11.6                11.9
    MSCI EAFE Index                                                  20.3                9.3                 9.5
------------------------------------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                                       8.7%               7.3%                7.3%
    Lehman 10 Year Municipal Bond Index                               6.8                6.8                 6.4
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                                       5.1                5.2                 5.1
------------------------------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                                              1.6%               2.2%                2.4%
------------------------------------------------------------------------------------------------------------------

          The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of
27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

          Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

          The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

          Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

          Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

          Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

          The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

          Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

          Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

          Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

          Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
BALANCED INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 9, 1992-DECEMBER 31, 1998

--------------------------------------------------------------------------------
                               BALANCED INDEX FUND                    COMPOSITE
                                                                        INDEX*
FISCAL               CAPITAL           INCOME             TOTAL         TOTAL
YEAR                 RETURN            RETURN            RETURN         RETURN
---------------------------------------------------------------------------------
1992                  2.9%              0.8%               3.7%           3.8%
1993                  6.1               3.9               10.0           10.7
1994                 -5.2               3.6               -1.6           -1.2
1995                 24.0               4.6               28.6           29.0
---------------------------------------------------------------------------------


TOTAL INVESTMENT RETURNS: NOVEMBER 9, 1992-DECEMBER 31, 1998

--------------------------------------------------------------------------------
                              BALANCED INDEX FUND                      COMPOSITE
                                                                          INDEX*
FISCAL               CAPITAL           INCOME             TOTAL            TOTAL
YEAR                 RETURN            RETURN            RETURN           RETURN
---------------------------------------------------------------------------------
1996                 10.0%              3.9%             13.9%           14.0%
1997                 18.2               4.0              22.2            22.5
1998                 14.3               3.6              17.9            18.1
---------------------------------------------------------------------------------

*60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index. See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 9, 1992-DECEMBER 31, 1998
-----------------------------------------------------------------------------

             Balanced     Average    Balanced   Wilshire  Lehman
             Index        Balanced   Composite  5000      Aggregate Bond
             Fund         Fund       Index      Index     Index
11/10/96     10000        10000      10000      10000     10000
1992 12      10369        10373      10385      10391     10372
1993 03      10771        10784      10817      10833     10800
1993 06      10922        10949      10989      10915     11086
1993 09      11289        11325      11369      11357     11376
1993 12      11399        11482      11494      11563     11383
1994 03      10997        11108      11105      11132     11056
1994 06      10889        10973      11008      11045     10942
1994 09      11259        11294      11394      11645     11009
1994 12      11215        11193      11360      11555     11051
1995 03      12027        11867      12202      12599     11608
1995 06      12987        12728      13184      13775     12315
1995 09      13777        13438      14007      15034     12556
1995 12      14419        14012      14656      15767     13091
1996 03      14790        14368      15044      16653     12859
1996 06      15187        14703      15481      17386     12932
1996 09      15574        15113      15864      17878     13172
1996 12      16423        15940      16713      19111     13567
1997 03      16446        15911      16740      19235     13491
1997 06      18331        17557      18664      22484     13986
1997 09      19628        18744      20015      24692     14450
1997 12      20069        18969      20468      25122     14875
1998 03      21769        20387      22215      28463     15107
1998 06      22227        20642      22678      28997     15461
1998 09      20987        19355      21451      25520     16115
1998 12      23651        21526      24174      31379     15886

                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 1998
                               --------------------------------
                                                                     SINCE        FINAL VALUE OF A
                                1 YEAR            5 YEARS          INCEPTION     $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
Balanced Index Fund*            17.85%             15.76%             15.09%          $23,713
Average Balanced Fund           13.48              13.39              13.29            21,526
Balanced Composite Index**      18.11              16.03              15.46            24,174
Wilshire 5000 Index             23.39              21.78              20.46            31,379
Lehman Aggregate Bond Index      8.69               7.27               7.83            15,886
---------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                               INCEPTION                                       ----------------------------------------
                                  DATE           1 YEAR            5 YEARS        CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------------
Balanced Index Fund*          11/9/1992            17.85%          15.76%           11.07%         4.02%        15.09%
-----------------------------------------------------------------------------------------------------------------------

  *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FUND PROFILE
BALANCED INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
-------------------------------------
Yield                           2.9%
Turnover Rate                    25%
Expense Ratio                  0.21%
Cash Reserves                   0.6%
FUND ASSET




TOTAL FUND VOLATILITY MEASURES
---------------------------------------
               BALANCED             S&P
                  INDEX             500
----------------------------------------
R-Squared          0.98            1.00
Beta               0.61            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------------
                                                                       DECEMBER 31, 1997            DECEMBER 31, 1998
                                                                       ----------------------------------------------------
                                                                           BALANCED            BALANCED            WILSHIRE
                                                                             INDEX               INDEX               5000
---------------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                                          3.5%                  2.7%             2.8%
Consumer Discretionary                                                        12.0                  14.0             14.0
Consumer Staples                                                               9.2                   8.0              8.0
Financial Services                                                            20.2                  18.0             17.9
Health Care                                                                   10.6                  11.8             11.8
Integrated Oils                                                                4.4                   3.5              3.5
Other Energy                                                                   2.5                   1.3              1.3
Materials & Processing                                                         6.2                   4.1              4.2
Producer Durables                                                              4.5                   3.6              3.7
Technology                                                                    11.7                  16.6             16.6
Utilities                                                                     10.1                  11.2             11.2
Other                                                                          5.1                   5.2              5.0
---------------------------------------------------------------------------------------------------------------------------


FUND ASSET ALLOCATION
-----------------------------------------------
EQUITIES                      61%
BONDS                         38%
CASH RESERVES                  1%

TEN LARGEST STOCKS (% OF EQUITIES)
-----------------------------------------------
Microsoft Corp.                            2.8%
General Electric Co.                       2.7
Intel Corp.                                1.6
Wal-Mart Stores, Inc.                      1.5
Exxon Corp.                                1.4
Merck & Co., Inc.                          1.4
International Business Machines Corp.      1.4
The Coca-Cola Co.                          1.3
Pfizer, Inc.                               1.3
Lucent Technologies, Inc.                  1.2
-----------------------------------------------
Top Ten                                   16.6%
-----------------------------------------------
Top Ten as % of Total Net Assets           9.8%

EQUITY CHARACTERISTICS
-----------------------------------------------------------------
                                BALANCED                 WILSHIRE
                                   INDEX                     5000
-----------------------------------------------------------------
Number of Stocks                   2,942                    7,234
Median Market Cap                 $29.5B                   $29.2B
Price/Earnings Ratio               26.1x                    26.1x
Price/Book Ratio                    4.3x                     4.3x
Dividend Yield                      1.3%                     1.3%
Return on Equity                   21.3%                    21.2%
Earnings Growth Rate               17.6%                    17.5%
Foreign Holdings                    0.0%                     0.0%





FIXED-INCOME CHARACTERISTICS
---------------------------------------------------------------------------------
                                           BALANCED
                                              INDEX                   LEHMAN*
---------------------------------------------------------------------------------
Number of Bonds                                 379                     7,257
Yield to Maturity                               5.5%                    5.7%
Average Coupon                                  7.4%                    6.9%
Average Maturity                                8.7 years               8.6 years
Average Quality                                 Aa1                     Aaa
Average Duration                                4.4 years               4.4 years

*Lehman Aggregate Bond Index.


DISTRIBUTION BY ISSUER (% OF BONDS)
----------------------------------------------------
Asset-Backed                                    3.2%
Finance                                        17.1
Foreign                                         4.2
Industrial                                     10.5
Mortgage                                       32.0
Treasury/Agency                                28.4
Utilities                                       4.6
----------------------------------------------------
Total                                         100.0%

EQUITY INVESTMENT FOCUS
----------------------------------------------------
[GRAPH]



FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------
[GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Treasury/Agency                  28.4%
Aaa                              36.4
Aa                                8.9
A                                15.3
Baa                              11.0
Ba                                0.0
B                                 0.0
Not Rated                         0.0
Total                           100.0%

                                       9

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS

DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The fund's Wilshire 5000 Index common stocks are listed in descending market value order; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.



-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
COMMON STOCKS (59.0%)(1)
-----------------------------------------------------------------------------------
-    Microsoft Corp.                                   235,100         $   32,605
     General Electric Co.                              310,313             31,671
     Intel Corp.                                       161,300             19,124
     Wal-Mart Stores, Inc.                             211,300             17,208
     Exxon Corp.                                       231,900             16,958
     Merck & Co., Inc.                                 113,209             16,719
     International Business
         Machines Corp.                                 88,700             16,387
     The Coca-Cola Co.                                 234,700             15,695
     Pfizer, Inc.                                      123,600             15,504
     Lucent Technologies, Inc.                         125,042             13,755
-    Cisco Systems, Inc.                               146,650             13,611
     AT&T Corp.                                        171,780             12,926
     Bristol-Myers Squibb Co.                           94,600             12,659
     Philip Morris Cos., Inc.                          231,300             12,374
-    MCI WorldCom, Inc.                                167,381             12,009
     Procter & Gamble Co.                              127,500             11,642
     Citigroup, Inc.                                   218,418             10,812
     Johnson & Johnson                                 127,906             10,728
     SBC Communications Inc.                           186,133              9,981
     BankAmerica Corp.                                 164,750              9,905
     American International
         Group, Inc.                                   100,000              9,662
     Eli Lilly & Co.                                   104,756              9,310
     BellSouth Corp.                                   186,400              9,297
-    Dell Computer Corp.                               120,000              8,782
-    Berkshire Hathaway Class A                            125              8,727
     Home Depot, Inc.                                  139,798              8,554
     Bell Atlantic Corp.                               147,808              7,834
     Schering-Plough Corp.                             138,400              7,647
     Fannie Mae                                         99,000              7,326
     Abbott Laboratories                               145,100              7,110
     Time Warner, Inc.                                 114,000              7,075
     American Home Products Corp.                      125,200              7,050
     Ford Motor Co.                                    115,300              6,767
     Hewlett-Packard Co.                                98,350              6,718
     Ameritech Corp.                                   104,500              6,623
     Compaq Computer Corp.                             157,690              6,613
-    America Online, Inc.                               41,000              6,560
     Mobil Corp.                                        73,500              6,404
     Wells Fargo Co.                                   153,440              6,128
     GTE Corp.                                          91,700              5,960
     Warner-Lambert Co.                                 78,100              5,872
     The Walt Disney Co.                               194,800              5,844
     PepsiCo, Inc.                                     140,100              5,735
     Bank One Corp.                                    111,404              5,688
     E.I. du Pont de Nemours & Co.                     106,901              5,672
     First Union Corp.                                  91,708              5,577
     The Chase Manhattan Corp.                          80,844              5,502
     Chevron Corp.                                      61,400              5,092
     Gillette Co.                                      105,316              5,088
     McDonald's Corp.                                   65,100              4,988
     General Motors Corp.                               62,201              4,451
     American Express Co.                               43,384              4,436
     Freddie Mac                                        64,600              4,163
-    EMC Corp.                                          46,990              3,994
     Morgan Stanley Dean
         Witter & Co.                                   56,020              3,977
-    Oracle Corp.                                       91,687              3,954
-    AirTouch Communications, Inc.                      52,501              3,787
     Xerox Corp.                                        30,842              3,639
     Motorola, Inc.                                     56,900              3,474

-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     Sprint Corp.                                       40,640          $   3,419
     Medtronic, Inc.                                    44,708              3,319
     Texas Instruments, Inc.                            36,854              3,153
     The Boeing Co.                                     95,662              3,121
     The Gap, Inc.                                      55,125              3,101
     U S West, Inc.                                     47,769              3,087
     Allstate Corp.                                     78,952              3,049
     Anheuser-Busch Cos., Inc.                          45,831              3,008
-    Sun Microsystems, Inc.                             34,695              2,971
     Kimberly-Clark Corp.                               52,124              2,841
     The Bank of New York Co., Inc.                     70,562              2,840
     Associates First Capital Corp.                     66,212              2,806
-    Safeway, Inc.                                      45,910              2,798
     Walgreen Co.                                       47,385              2,775
-    Tele-Communications-
         TCI Group A                                    49,350              2,730
     Carnival Corp.                                     56,700              2,722
-    MediaOne Group, Inc.                               57,500              2,702
     Minnesota Mining &
         Manufacturing Co.                              37,800              2,688
     Monsanto Co.                                       56,500              2,684
     Texaco Inc.                                        50,478              2,669
     Colgate-Palmolive Co.                              28,200              2,619
     Waste Management, Inc.                             54,428              2,538
     Sara Lee Corp.                                     88,802              2,503
     Emerson Electric Co.                               41,301              2,499
     U.S. Bancorp                                       70,063              2,487
-    Amgen, Inc.                                        23,771              2,485
-    Viacom Inc. Class B                                32,822              2,429
     Schlumberger Ltd.                                  51,792              2,389
     Fleet Financial Group, Inc.                        53,428              2,387
     United Technologies Corp.                          21,800              2,371
     AlliedSignal Inc.                                  53,400              2,366
     Electronic Data Systems Corp.                      46,800              2,352
     Campbell Soup Co.                                  42,236              2,323
     Automatic Data Processing, Inc.                    28,900              2,317
     Dayton Hudson Corp.                                41,800              2,268
     Computer Associates
         International, Inc.                            53,112              2,264
     National City Corp.                                31,124              2,256
     CBS Corp.                                          67,529              2,211
     Duke Energy Corp.                                  34,412              2,204
     Merrill Lynch & Co., Inc.                          32,931              2,198
     Eastman Kodak Co.                                  30,514              2,197
     Charles Schwab Corp.                               38,602              2,169
     Washington Mutual, Inc.                            56,401              2,154
-    Yahoo!, Inc.                                        8,900              2,109
     CVS Corp.                                          37,082              2,039
     H.J. Heinz Co.                                     34,500              1,953
     Atlantic Richfield Co.                             29,900              1,951
     Dow Chemical Co.                                   21,326              1,939
     Firstar Corp.                                      20,628              1,923
     Southern Co.                                       65,600              1,906
     Household International, Inc.                      46,684              1,850
     American General Corp.                             23,483              1,832
     Fifth Third Bancorp                                25,155              1,794
     Enron Corp.                                        30,995              1,769
     MBNA Corp.                                         70,898              1,768
     J.P. Morgan & Co., Inc.                            16,700              1,754
     Baxter International, Inc.                         27,205              1,750
     Gannett Co., Inc.                                  26,923              1,736
     Lowe's Cos., Inc.                                  33,500              1,715
     Wachovia Corp.                                     19,551              1,709
     Pitney Bowes, Inc.                                 25,569              1,689
-    Cox Communications Class A                         24,214              1,674
     Mellon Bank Corp.                                  24,274              1,669
-    Amazon.com, Inc.                                    5,100              1,638
     Comcast Corp. Class A Special                      27,659              1,623
     SunAmerica Inc.                                    19,750              1,602
     Sears, Roebuck & Co.                               37,400              1,589
     Lockheed Martin Corp.                              18,670              1,582
     Caterpillar, Inc.                                  33,634              1,547
     PNC Bank Corp.                                     28,440              1,539
     CIGNA Corp.                                        19,777              1,529
     ALLTEL Corp.                                       25,498              1,525
-    Cendant Corp.                                      79,879              1,523
     Guidant Corp.                                      13,720              1,513
     SunTrust Banks, Inc.                               19,700              1,507
     Columbia/HCA Healthcare Corp.                      60,659              1,501
     Burlington Northern
         Santa Fe Corp.                                 43,923              1,482
     Albertson's, Inc.                                  23,230              1,479
-    The Kroger Co.                                     24,400              1,476
-    3Com Corp.                                         32,725              1,466
     ConAgra, Inc.                                      46,403              1,462
-    Applied Materials, Inc.                            34,200              1,460
     Marsh & McLennan Cos., Inc.                        24,400              1,426
     Bestfoods                                          26,745              1,424
     Cardinal Health, Inc.                              18,728              1,421
     Illinois Tool Works, Inc.                          23,850              1,383
     Coca-Cola Enterprises, Inc.                        38,600              1,380
-    Costco Cos., Inc.                                  19,065              1,376
     Aluminum Co. of America                            18,190              1,356
-    Qwest Communications
         International Inc.                             27,060              1,353
     Raytheon Co. Class B                               25,200              1,342
     First Data Corp.                                   42,066              1,333
     May Department Stores Co.                          22,055              1,331
     KeyCorp                                            41,370              1,324
     HBO & Co.                                          45,539              1,306
-    Compuware Corp.                                    16,700              1,305
     Kellogg Co.                                        38,200              1,303
-    Ascend Communications, Inc.                        19,805              1,302
     International Paper Co.                            28,970              1,298
-    Tellabs, Inc.                                      18,668              1,280
-    Clear Channel
         Communications, Inc.                           23,086              1,258
-    FDX Corp.                                          13,976              1,244
     Halliburton Co.                                    41,794              1,238
     Williams Cos., Inc.                                39,608              1,235
     The Equitable Cos.                                 21,300              1,233
     Texas Utilities Co.                                26,310              1,228
     The Hartford Financial
         Services Group Inc.                            22,280              1,223
     IMS Health, Inc.                                   16,200              1,222
-    Level 3 Communications, Inc.                       28,000              1,207
     Rite Aid Corp.                                     24,150              1,197
     Textron, Inc.                                      15,319              1,163
     Progressive Corp. of Ohio                           6,800              1,152
     The Clorox Co.                                      9,820              1,147
     Consolidated Edison Inc.                           21,578              1,141
     PG&E Corp.                                         35,940              1,132
     J.C. Penney Co., Inc.                              24,161              1,132
     General Mills, Inc.                                14,467              1,125

-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Norfolk Southern Corp.                             35,400          $   1,122
     AFLAC, Inc.                                        25,474              1,121
     NIKE, Inc. Class B                                 27,439              1,113
     Avon Products, Inc.                                25,118              1,111
     AMP, Inc.                                          20,685              1,077
     BankBoston Corp.                                   27,409              1,067
     Aetna Inc.                                         13,449              1,057
-    Staples, Inc.                                      24,137              1,054
     BB&T Corp.                                         26,124              1,053
     State Street Corp.                                 15,101              1,050
     Union Pacific Corp.                                23,310              1,050
-    Solectron Corp.                                    11,200              1,041
     FPL Group, Inc.                                    16,800              1,035
     The Chubb Corp.                                    15,841              1,028
-    Micron Technology, Inc.                            20,264              1,024
     Loews Corp.                                        10,400              1,022
-    AMR Corp.                                          17,012              1,010
     Comerica, Inc.                                     14,733              1,005
     Providian Financial Corp.                          13,314                998
     Phillips Petroleum Co.                             23,400                997
     Becton, Dickinson & Co.                            23,332                996
-    Boston Scientific Corp.                            36,948                991
     Interpublic Group of Cos., Inc.                    12,400                989
     Wrigley, (Wm.) Jr. Co.                             11,000                985
     Archer-Daniels-Midland Co.                         57,042                980
     Corning, Inc.                                      21,600                972
     Computer Sciences Corp.                            15,034                969
     Weyerhaeuser Co.                                   18,995                965
     PPG Industries, Inc.                               16,500                961
     Ralston-Ralston Purina Group                       29,629                959
     The McGraw-Hill Cos., Inc.                          9,298                947
     American Stores Co.                                25,567                944
     Edison International                               33,700                939
-    Kohl's Corp.                                       15,100                928
     Northern Trust Corp.                               10,600                925
-    Sprint PCS                                         39,720                918
     RJR Nabisco Holdings Corp.                         30,899                917
     Service Corp. International                        23,881                909
     Houston Industries, Inc.                           28,171                905
     Omnicom Group Inc.                                 15,452                896
     Conseco Inc.                                       29,231                893
     Masco Corp.                                        30,800                885
-    Genentech, Inc. Special
         Common Stock                                   11,100                884
     Air Products & Chemicals, Inc.                     22,072                883
     Rockwell International Corp.                       18,083                878
     USX-Marathon Group                                 29,047                875
     Sysco Corp.                                        31,589                867
     Public Service Enterprise
         Group, Inc.                                    21,660                866
     Honeywell, Inc.                                    11,431                861
-    Federated Department
         Stores, Inc.                                   19,754                860
     Aon Corp.                                          15,394                852
     TJX Cos., Inc.                                     29,300                850
-    Fred Meyer Inc.                                    14,068                847
     PECO Energy Corp.                                  20,300                845
-    Office Depot, Inc.                                 22,825                843
     Hershey Foods Corp.                                13,516                840
     Dominion Resources, Inc.                           17,879                836
     American Electric Power Co., Inc.                  17,753                835
     Fort James Corp.                                   20,828                833
     CSX Corp.                                          19,896                826
     Regions Financial Corp.                            20,417                823
-    BMC Software, Inc.                                 18,200                811
-    At Home Corp. Series A                             10,800                802
     United Healthcare Corp.                            18,579                800
     Unicom Corp.                                       20,700                798
-    AES Corp.                                          16,814                796
-    Unisys Corp.                                       22,900                789
     Capital One Financial Corp.                         6,833                786
     St. Paul Cos., Inc.                                22,536                783
-    Network Associates, Inc.                           11,783                781
     Lincoln National Corp.                              9,400                769
     Paychex, Inc.                                      14,918                767
     SLM Holding Corp.                                  15,950                766
     Tribune Co.                                        11,611                766
     Franklin Resources Corp.                           23,866                764
-    Tenet Healthcare Corp.                             28,982                761
     Bankers Trust Corp.                                 8,861                757
     Deere & Co.                                        22,841                757
     Crestar Financial Corp.                            10,497                756
     The Goodyear Tire & Rubber Co.                     14,987                756
     The Quaker Oats Co.                                12,700                756
     Jefferson-Pilot Corp.                              10,025                752
     UNUM Corp.                                         12,800                747
     Dover Corp.                                        20,316                744
-    Gateway 2000, Inc.                                 14,378                736
     Entergy Corp.                                      23,487                731
-    Tele-Communications-TCI
         Ventures Group Series A                        30,953                729
-    Best Buy Co., Inc.                                 11,800                724
     Ingersoll-Rand Co.                                 15,400                723
     FirstEnergy Corp.                                  22,091                719
     Delta Air Lines, Inc.                              13,758                715
     Coastal Corp.                                      20,262                708
     Summit Bancorp.                                    16,210                708
     Intimate Brands, Inc.                              23,500                702
-    Tricon Global Restaurants, Inc.                    14,002                702
-    Kmart Corp.                                        45,800                701
     Southwest Airlines Co.                             31,261                701
     General Dynamics Corp.                             11,932                699
     Transamerica Corp.                                  6,000                693
-    Seagate Technology                                 22,568                683
     Harley-Davidson, Inc.                              14,200                673
     Marriott International, Inc.
         Class A                                        23,178                672
-    CNA Financial Corp.                                16,500                664
     McKesson Corp.                                      8,400                664
     Unocal Corp.                                       22,600                660
     Mercantile Bancorp, Inc.                           14,208                655
     TRW, Inc.                                          11,614                652
-    eBay Inc.                                           2,700                651
     Danaher Corp.                                      11,800                641
     Carolina Power & Light Co.                         13,600                640
-    Republic Industries, Inc.                          43,330                639
     Mattel, Inc.                                       27,860                635
     First American Corp. (Tenn.)                       14,286                634
     MBIA, Inc.                                          9,616                630
     Dana Corp.                                         15,403                629
-    Chancellor Media Corp.                             13,100                627
     Winn-Dixie Stores, Inc.                            13,843                621
-    CMGI Inc                                            5,800                618
     Pioneer Hi-Bred International, Inc.                22,875                618

-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     The Limited, Inc.                                  21,182         $      617
     Newell Co.                                         14,897                614
-    General Instrument Corp.                           18,000                611
     Burlington Resources, Inc.                         16,950                607
     ServiceMaster Co.                                  27,450                606
     Synovus Financial Corp.                            24,853                606
     New York Times Co. Class A                         17,400                603
     UST, Inc.                                          17,229                601
-    HEALTHSOUTH Corp.                                  38,858                600
-    Cadence Design Systems, Inc.                       20,060                597
     Century Telephone
         Enterprises, Inc.                               8,775                592
     Huntington Bancshares Inc.                         19,672                591
     Royal Caribbean Cruises, Ltd.                      15,800                585
     R.R. Donnelley & Sons Co.                          13,310                583
-    Lexmark International Group, Inc.
         Class A                                         5,800                583
     Sempra Energy                                      22,972                583
     PacifiCorp                                         27,587                581
     DTE Energy Co.                                     13,426                576
     Equity Office Properties Trust REIT                23,884                573
-    Novell, Inc.                                       31,600                573
-    Altera Corp.                                        9,300                566
     Cintas Corp.                                        8,000                563
     Stryker Corp.                                      10,200                562
     Genuine Parts Co.                                  16,645                556
     Linear Technology Corp.                             6,200                555
     Ameren Corp.                                       12,934                552
     Occidental Petroleum Corp.                         32,738                552
     Union Carbide Corp.                                12,981                552
     Frontier Corp.                                     16,057                546
-    Wellpoint Health Networks
         Inc. Class A                                    6,268                545
     Union Planters Corp.                               11,982                543
-    Maxim Integrated Products, Inc.                    12,400                542
     Tenneco, Inc.                                      15,900                541
     SAFECO Corp.                                       12,506                537
     Maytag Corp.                                        8,571                533
-    NEXTEL Communications, Inc.                        22,546                533
     Central & South West Corp.                         19,300                529
     Praxair, Inc.                                      14,989                528
     Provident Cos., Inc.                               12,680                526
     Baker Hughes, Inc.                                 29,634                524
-    Outdoor Systems, Inc.                              17,400                522
-    Watson Pharmaceuticals, Inc.                        8,300                522
     Countrywide Credit Industries, Inc.                10,390                521
     Cooper Industries, Inc.                            10,904                520
     New Century Energies, Inc.                         10,670                520
     VF Corp.                                           11,100                520
     Washington Post Co. Class B                           900                520
     Marshall & Ilsley Corp.                             8,878                519
     AmSouth Bancorp                                    11,350                518
     Cincinnati Financial Corp.                         14,147                518
-    Health Management Associates
         Class A                                        23,970                518
-    Cablevision Systems Corp. Class B                  10,300                517
     SouthTrust Corp.                                   13,972                516
     GPU, Inc.                                          11,640                514
-    NCR Corp.                                          12,281                513
     Dun & Bradstreet Corp.                             16,200                511
-    Apple Computer, Inc.                               12,466                510
     Fortune Brands, Inc.                               16,100                509
     Rohm & Haas Co.                                    16,909                509
     Kansas City Southern
         Industries, Inc.                               10,300                507
-    Biogen, Inc.                                        6,100                506
     PaineWebber Group, Inc.                            13,100                506
     Estee Lauder Cos. Class A                           5,900                504
     Golden West Financial Corp.                         5,487                503
-    Lycos, Inc.                                         9,036                502
     Allegiance Corp.                                   10,700                499
     Avery Dennison Corp.                               10,987                495
     Cincinnati Bell, Inc.                              13,100                495
     Georgia Pacific Group                               8,459                495
     Cinergy Corp.                                      14,362                494
-    Complete Business Solutions, Inc.                  14,600                494
-    Netscape Communications Corp.                       8,140                494
     North Fork Bancorp, Inc.                           20,541                492
-    Saks Inc.                                          15,536                490
-    Ceridian Corp.                                      7,000                489
     Black & Decker Corp.                                8,675                486
-    Starbucks Corp.                                     8,600                483
-    AutoZone Inc.                                      14,600                481
-    Bed Bath & Beyond, Inc.                            14,096                481
     Eaton Corp.                                         6,800                481
     Equifax, Inc.                                      14,040                480
     Circuit City Stores, Inc.                           9,594                479
     Sherwin-Williams Co.                               16,268                478
     Equity Residential Properties
         Trust REIT                                     11,743                475
     Hilton Hotels Corp.                                24,835                475
     Lehman Brothers Holdings, Inc.                     10,760                474
-    Analog Devices, Inc.                               15,066                473
     Northrop Grumman Corp.                              6,463                473
     Tyson Foods, Inc.                                  22,060                469
     The CIT Group, Inc.                                14,700                468
     Molex, Inc.                                        12,287                468
     Donaldson, Lufkin & Jenrette, Inc.                 11,400                467
     The Times Mirror Co. Class A                        8,344                467
     First Tennessee National Corp.                     12,200                464
     Browning-Ferris Industries, Inc.                   16,300                463
-    US Airways Group, Inc.                              8,905                463
     Brown-Forman Corp. Class B                          6,100                462
     Torchmark Corp.                                    13,100                462
     UnionBanCal Corp.                                  13,500                460
     Consolidated Natural Gas Co.                        8,479                458
-    USA Networks, Inc.                                 13,820                458
     Columbia Energy Group                               7,917                457
     CMS Energy Corp.                                    9,400                455
     International Flavors &
         Fragrances, Inc.                               10,239                452
     Union Camp Corp.                                    6,700                452
     KeySpan Energy Corp.                               14,454                448
     Johnson Controls, Inc.                              7,523                444
     ITT Industries, Inc.                               11,093                441
     Perkin-Elmer Corp.                                  4,525                441
     Food Lion Inc. Class A                             41,300                439
     Nordstrom, Inc.                                    12,664                439
-    SCI Systems, Inc.                                   7,600                439
-    ADC Telecommunications, Inc.                       12,600                438
     Hasbro, Inc.                                       12,100                437
     Republic New York Corp.                             9,540                435
     Rubbermaid, Inc.                                   13,800                434
     H & R Block, Inc.                                   9,624                433

-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Amerada Hess Corp.                                  8,657           $    431
-    Toys R Us, Inc.                                    25,536                431
-    ALZA Corp.                                          8,200                428
     Biomet, Inc.                                       10,600                427
     Galileo International, Inc.                         9,800                426
     MGIC Investment Corp.                              10,671                425
     Simon Property Group, Inc.                         14,884                424
-    Owens-Illinois, Inc.                               13,772                422
     Baltimore Gas & Electric Co.                       13,500                417
-    Conoco Inc.                                        20,000                417
     Dollar General Corp.                               17,600                416
     Total System Services, Inc.                        17,700                416
-    Immunex Corp.                                       3,300                415
     Ecolab, Inc.                                       11,444                414
-    Inktomi Corp.                                       3,200                414
     Leggett & Platt, Inc.                              18,800                414
-    Intuit, Inc.                                        5,700                413
-    Infinity Broadcasting Corp.                        15,000                411
-    Sepracor Inc.                                       4,700                411
-    Loral Space & Communications                       23,100                411
     AMBAC Financial Group Inc.                          6,800                409
     Florida Progress Corp.                              9,100                408
     Vulcan Materials Co.                                3,100                408
     Dow Jones & Co., Inc.                               8,466                407
-    Sealed Air Corp.                                    7,919                404
     PP&L Resources Inc.                                14,452                403
     Whirlpool Corp.                                     7,278                403
-    Fiserv, Inc.                                        7,800                401
-    Forest Laboratories, Inc.                           7,500                399
-    Abercrombie & Fitch Co.                             5,599                396
     Reliastar Financial Corp.                           8,538                394
     Vastar Resources, Inc.                              9,100                393
-    PeopleSoft, Inc.                                   20,700                392
-    Allied Waste Industries, Inc.                      16,575                391
     W.W. Grainger, Inc.                                 9,389                391
     Tandy Corp.                                         9,500                391
     Allergan, Inc.                                      6,000                389
-    American Power Conversion Corp.                     8,000                388
     Bear Stearns Co., Inc.                             10,370                388
-    Concord EFS, Inc.                                   9,152                388
-    General Motors Corp. Class H                        9,800                388
     Starwood Hotels & Resorts REIT                     17,087                388
     Federal-Mogul Corp.                                 6,500                387
     First Security Corp.                               16,562                387
     T. Rowe Price                                      11,300                387
-    Sterling Commerce, Inc.                             8,607                387
     Allegheny Energy, Inc.                             11,200                386
-    Quintiles Transnational Corp.                       7,200                384
     El Paso Energy Corp.                               10,996                383
     Northern States Power Co.                          13,800                383
-    Advanced Micro Devices, Inc.                       13,200                382
     Popular, Inc.                                      11,200                381
     Comcast Corp. Class A                               6,600                379
-    Genzyme Corp.                                       7,600                378
     Knight Ridder                                       7,393                378
-    Century Communications
         Corp. Class A                                  11,897                377
-    Chiron Corp.                                       14,404                377
     Old Kent Financial Corp.                            8,103                377
     Charter One Financial                              13,508                375
-    Metromedia Fiber Network, Inc.                     11,200                375
     Zions Bancorp                                       6,000                374
-    Parametric Technology Corp.                        22,942                373
-    Robert Half International, Inc.                     8,350                373
-    SunGard Data Systems, Inc.                          9,400                373
     Tosco Corp.                                        14,300                370
     Allegheny Teledyne Inc.                            17,980                367
     Mylan Laboratories, Inc.                           11,550                364
     Reynolds Metals Co.                                 6,900                364
     M & T Bank Corp.                                      700                363
     E.W. Scripps Co. Class A                            7,300                363
-    Express Scripts                                     5,400                362
     Crown Cork & Seal Co., Inc.                        11,722                361
     Hillenbrand Industries, Inc.                        6,300                358
-    Xilinx, Inc.                                        5,500                358
     Raytheon Co. Class A                                6,845                354
     Symbol Technologies, Inc.                           5,525                353
     Ashland, Inc.                                       7,280                352
     Harcourt General, Inc.                              6,600                351
     NIPSCO Industries, Inc.                            11,500                350
-    Citrix Systems, Inc.                                3,600                349
     Champion International Corp.                        8,581                348
-    QUALCOMM, Inc.                                      6,700                347
-    Gulfstream Aerospace Corp.                          6,500                346
     LG&E Energy Corp.                                  12,179                345
-    Quantum Corp.                                      16,200                344
-    KLA-Tencor Corp.                                    7,900                343
     Willamette Industries, Inc.                        10,157                340
     Energy East Corp.                                   6,000                339
     Pinnacle West Capital Corp.                         8,000                339
     TECO Energy, Inc.                                  12,000                338
     Family Dollar Stores, Inc.                         15,300                337
     Allmerica Financial Corp.                           5,789                335
-    Storage Technology Corp.                            9,392                334
     Eastman Chemical Co.                                7,450                333
-    U.S. Filter Corp.                                  14,553                333
     A.G. Edwards & Sons, Inc.                           8,887                331
     Nucor Corp.                                         7,641                330
-    Sybron International Corp.                         12,008                326
-    VISIX Inc.                                          3,729                326
     Martin Marietta Materials, Inc.                     5,210                324
     Parker Hannifin Corp.                               9,853                323
     SCANA Corp.                                        10,000                323
     Anadarko Petroleum Corp.                           10,400                321
     Sunoco, Inc.                                        8,906                321
     Wisconsin Energy Corp.                             10,200                321
     Temple-Inland Inc.                                  5,400                320
-    Convergys Corp.                                    14,200                318
-    Rambus Inc.                                         3,300                318
-    Teradyne, Inc.                                      7,500                318
-    Sofamor Danek Group, Inc.                           2,600                317
     Green Point Financial Corp.                         9,000                316
-    UAL Corp.                                           5,300                316
     Mercury General Corp.                               7,200                315
-    Promus Hotel Corp.                                  9,636                312
-    SPX Corp.                                           4,655                312
-    U.S. Cellular Corp.                                 8,200                312
     DPL Inc.                                           14,250                308
     Bausch & Lomb, Inc.                                 5,100                306
     Starwood Financial Trust REIT                       5,100                306
-    Synopsys, Inc.                                      5,645                306
     DQE Inc.                                            6,950                305
     HON Industries, Inc.                               12,700                304
-    Vitesse Semiconductor Corp.                         6,600                301

-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
-    HCR Manor Care, Inc.                               10,200          $     300
-    Comverse Technology, Inc.                           4,200                298
     SuperValu Inc.                                     10,600                297
     Bergen Brunswig Corp. Class A                       8,500                296
     Newmont Mining Corp.                               16,415                296
     Adobe Systems, Inc.                                 6,300                295
     Fluor Corp.                                         6,900                294
-    Policy Management
         Systems Corp.                                   5,800                293
     Dime Bancorp, Inc.                                 11,028                292
     Amoco Corp.                                         4,900                289
-    Arterial Vascular Engineering, Inc.                 5,500                289
     Blount International, Inc.                         11,600                289
     Diamond Offshore Drilling, Inc.                    12,200                289
-    Litton Industries, Inc.                             4,400                287
-    Smurfit-Stone Container Corp.                      18,119                287
     Old Republic International Corp.                   12,625                284
     Potomac Electric Power Co.                         10,800                284
     Morton International, Inc.                         11,552                283
     Deluxe Corp.                                        7,700                282
     Public Storage, Inc. REIT                          10,418                282
-    Barr Labs Inc.                                      5,850                281
     Phelps Dodge Corp.                                  5,494                280
-    Barnes & Noble, Inc.                                6,548                278
-    J.D. Edwards & Co.                                  9,800                278
     The Mead Corp.                                      9,500                278
     Pall Corp.                                         10,966                278
     Media General, Inc. Class A                         5,200                276
-    Niagara Mohawk Power Corp.                         17,100                276
-    Electronic Arts Inc.                                4,900                275
     Dillard's Inc.                                      9,639                274
-    Centocor, Inc.                                      6,052                273
     Unitrin, Inc.                                       3,800                273
     American Greetings Corp. Class A                    6,600                271
     Dial Corp.                                          9,400                271
-    Humana, Inc.                                       15,133                270
-    Jacor Communications, Inc.                          4,200                270
-    Jabil Circuit, Inc.                                 3,600                269
-    E*TRADE Group, Inc.                                 5,700                267
     Vornado Realty Trust REIT                           7,900                267
     PACCAR, Inc.                                        6,441                265
     Telephone & Data Systems, Inc.                      5,900                265
     Omnicare, Inc.                                      7,600                264
     Sonoco Products Co.                                 8,870                263
     Wendy's International, Inc.                        12,000                262
-    Keane, Inc.                                         6,500                260
-    Keebler Foods Co.                                   6,900                260
     ProLogis Trust REIT                                12,552                260
     Solutia, Inc.                                      11,600                260
-    CDW Computer Centers, Inc.                          2,700                259
     FINOVA Group, Inc.                                  4,800                259
     Raychem Corp.                                       8,019                259
     International Game Technology                      10,600                258
     C.R. Bard, Inc.                                     5,200                257
     Centex Corp.                                        5,700                257
-    DST Systems, Inc.                                   4,500                257
     Sonat, Inc.                                         9,500                257
-    Global TeleSystems Group, Inc.                      4,600                256
     IBP, Inc.                                           8,800                256
     Westvaco Corp.                                      9,550                256
     Archstone Communities
         Trust REIT                                     12,587                255
     Montana Power Co.                                   4,500                255
     New England Electric System                         5,300                255
     Shaw Industries, Inc.                              10,500                255
     Viad Corp.                                          8,400                255
-    American Tower Corp. Class A                        8,600                254
     Host Marriott Corp.                                18,400                254
     Centura Banks, Inc.                                 3,400                253
     Crescent Real Estate, Inc. REIT                    11,000                253
     Transocean Offshore, Inc.                           9,400                252
-    Mirage Resorts, Inc.                               16,798                251
-    Network Appliance, Inc.                             5,600                251
     American Financial Group, Inc.                      5,700                250
     American Water Works Co., Inc.                      7,400                250
-    Thermo Electron Corp.                              14,759                250
     Conectiv, Inc.                                     10,150                249
-    Dollar Tree Stores, Inc.                            5,700                249
-    Continental Airlines, Inc. Class B                  7,400                248
     Engelhard Corp.                                    12,700                248
     Hercules, Inc.                                      9,075                248
     Astoria Financial Corp.                             5,400                247
-    Micro Warehouse Inc.                                7,300                247
     Sundstrand Corp.                                    4,700                244
-    Ziff-Davis Inc.                                    15,400                244
     Keystone Financial, Inc.                            6,561                243
-    Lear Corp.                                          6,300                243
     Harris Corp.                                        6,600                242
-    VeriSign, Inc.                                      4,100                242
     Darden Restaurants Inc.                            13,400                241
     Enron Oil & Gas Co.                                13,900                240
     The BFGoodrich Co.                                  6,700                240
     Hibernia Corp. Class A                             13,800                240
-    Veritas Software Corp.                              4,000                240
     CCB Financial Corp.                                 4,200                239
     MidAmerican Energy Co.                              8,900                239
     Reader's Digest Assn., Inc. Class A                 9,500                239
     SEI Corp.                                           2,400                239
     Apache Corp.                                        9,400                238
     IPALCO Enterprises, Inc.                            4,300                238
-    Siebel Systems, Inc.                                7,021                238
     Interstate Energy Corp.                             7,352                237
     Michael Foods Group, Inc.                           7,900                237
-    Waters Corp.                                        2,700                236
     Armstrong World Industries Inc.                     3,900                235
     Comdisco, Inc.                                     13,900                235
     Protective Life Corp.                               5,900                235
     First Virginia Banks, Inc.                          4,950                233
-    Mohawk Industries, Inc.                             5,550                233
     One Valley Bancorp of
         West Virginia Inc.                              7,100                233
     Consolidated Papers                                 8,400                231
     Lafarge Corp.                                       5,700                231
-    United Rentals, Inc.                                6,950                230
-    Data Broadcasting Corp.                            12,814                229
     Hormel Foods Corp.                                  7,000                229
-    MedImmune Inc.                                      2,300                229
     Sigma-Aldrich Corp.                                 7,803                229
-    Total Renal Care Holdings, Inc.                     7,735                229
     Compass Bancshares Inc.                             6,000                228
-    Novellus Systems, Inc.                              4,600                228
     Southdown, Inc.                                     3,844                228
     Interstate Bakeries Corp.                           8,600                227
-    Lincare Holdings, Inc.                              5,600                227

-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Meditrust Corp.                                    15,033           $    227
-    Southern Union Co.                                  9,309                227
     Kimco Realty Corp. REIT                             5,700                226
     Diebold, Inc.                                       6,300                225
     Thomas & Betts Corp.                                5,200                225
     Great Lakes Chemical Corp.                          5,600                224
-    Plantronics, Inc.                                   2,600                224
     OGE Energy Corp.                                    7,700                223
     Whitman Corp.                                       8,700                221
     Johns Manville Corp.                               13,300                219
-    Waddell & Reed Financial, Inc.
         Class B                                         9,408                219
     American Bankers
         Insurance Group Inc.                            4,500                218
     A. H. Belo Corp. Class A                           10,948                218
     Commerce Bancshares, Inc.                           5,122                218
-    Cree Research, Inc.                                 4,552                218
     Mercantile Bankshares Corp.                         5,650                218
-    Williams Sonoma, Inc.                               5,384                217
-    American Standard Cos., Inc.                        6,000                216
     IMC Global Inc.                                    10,089                216
     Hubbell Inc. Class B                                5,650                215
     The Stanley Works                                   7,744                215
     Farmer Brothers, Inc.                               1,000                214
-    Jones Apparel Group, Inc.                           9,700                214
-    K-V Pharmaceutical Co. Class A                     10,350                214
-    Nova Corp. (Georgia)                                6,173                214
-    St. Jude Medical, Inc.                              7,742                214
     USG Corp.                                           4,200                214
-    LSI Logic Corp.                                    13,204                213
     Wesco Financial Corp.                                 600                213
-    Apollo Group, Inc. Class A                          6,250                212
     Avalonbay Communities, Inc. REIT                    6,181                212
-    CalEnergy Co.                                       6,100                212
     Transatlantic Holdings, Inc.                        2,800                212
     1st Bancorp (Indiana)                               5,034                211
-    U.S. Foodservice                                    4,300                211
-    Arrow Electronics, Inc.                             7,874                210
     Brunswick Corp.                                     8,497                210
     CMAC Investment Corp.                               4,574                210
-    Iomega Corp.                                       28,700                210
-    Silicon Graphics, Inc.                             16,204                209
     Western Resources, Inc.                             6,300                209
     BHC Communications, Inc. Class A                    1,700                207
-    LHS Group, Inc.                                     4,000                207
-    Northwest Airlines Corp. Class A                    8,100                207
     Union Pacific Resources
         Group, Inc.                                    22,837                207
     Flowers Industries, Inc.                            8,600                206
     Puget Sound Energy Inc.                             7,380                206
     The St. Joe Co.                                     8,800                206
-    Tele-Communications Liberty
         Media Group Class A                             4,466                206
-    King World Productions, Inc.                        6,966                205
     Mallinckrodt, Inc.                                  6,666                205
-    National Semiconductor Corp.                       15,200                205
     First American Financial Corp.                      6,300                202
     Hannaford Brothers Co.                              3,800                201
     Spieker Properties, Inc. REIT                       5,800                201
-    FMC Corp.                                           3,573                200
     The Timber Co.                                      8,400                200
-    Sanmina Corp.                                       3,200                200
-    Snyder Communications, Inc.                         5,920                200
-    Sterling Software, Inc.                             7,400                200
     Associated Banc-Corp.                               5,833                199
-    Broadcast.com, Inc.                                 2,600                199
-    Consolidated Stores, Inc.                           9,862                199
     HUBCO, Inc.                                         6,597                199
     Liz Claiborne, Inc.                                 6,300                199
-    MiniMed, Inc.                                       1,900                199
     Nabisco Holdings Corp. Class A                      4,800                199
     FelCor Lodging Trust, Inc.                          8,574                198
     Nalco Chemical Co.                                  6,400                198
     Premark International, Inc.                         5,700                197
     Applied Power, Inc.                                 5,200                196
-    Canandaigua Brands, Inc. Class A                    3,392                196
     Federated Investors, Inc.                          10,800                196
-    PacifiCare Health Systems, Inc.
         Class B                                         2,468                196
     Airborne Freight Corp.                              5,400                195
-    Affiliated Computer Services, Inc.
         Class A                                         4,310                194
-    i2 Technologies, Inc.                               6,400                194
-    Premier Parks Inc.                                  6,400                194
-    Uniphase Corp.                                      2,800                194
-    QLogic Corp.                                        1,473                193
-    Learning Co., Inc.                                  7,409                192
     Ultramar Diamond Shamrock Corp.                     7,937                192
     Harte-Hanks, Inc.                                   6,700                191
-    Legato Systems, Inc.                                2,900                191
     USX-U.S. Steel Group                                8,300                191
     American National Insurance Co.                     2,300                190
     Bemis Co., Inc.                                     5,000                190
-    Dendrite International, Inc.                        7,600                190
     Louisiana-Pacific Corp.                            10,349                190
     20th Century Industries                             8,200                190
-    Ames Department Stores, Inc.                        7,000                189
-    EchoStar Communications Corp.                       3,900                189
-    Gartner Group, Inc. Class A                         8,900                189
     Avnet, Inc.                                         3,100                188
-    Citizens Utilities Co. Class B                     23,181                188
     Herman Miller, Inc.                                 7,000                188
     NICOR, Inc.                                         4,440                188
     TCF Financial Corp.                                 7,756                188
     Everest Reinsurance Holdings, Inc.                  4,800                187
-    USWeb Corp.                                         7,100                187
     Bowater Inc.                                        4,500                186
-    BroadVision, Inc.                                   5,800                186
     Comair Holdings, Inc.                               5,500                186
     Commercial Federal Corp.                            8,011                186
-    Excel Switching Corp.                               4,900                186
-    International Network Services                      2,800                186
     Manpower Inc.                                       7,400                186
     McCormick & Co., Inc.                               5,500                186
     Snap-On Inc.                                        5,346                186
     Travelers Property Casualty Corp.                   6,000                186
     U.S. Industries, Inc.                               9,990                186
-    Valassis Communications, Inc.                       3,600                186
     BEC Energy                                          4,500                185
-    Borders Group, Inc.                                 7,400                185
     Pacific Century Financial Corp.                     7,600                185
-    Rational Software Corp.                             6,963                185
-    Young & Rubicam Inc.                                5,700                185
     Cabot Corp.                                         6,600                184





                                       18
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
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                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
-    Devry, Inc.                                         6,000           $    184
     Elcor Corp.                                         5,700                184
     Owens Corning                                       5,200                184
     Richfood Holdings, Inc.                             8,850                184
     Boston Properties, Inc. REIT                        6,000                183
     Metris Cos., Inc.                                   3,609                182
-    NCO Group, Inc.                                     4,050                182
-    Unitrode Corp.                                     10,378                182
-    BJ's Wholesale Club, Inc.                           3,900                181
     Nielsen Media Research                             10,067                181
-    Northeast Utilities                                11,300                181
     Sovereign Bancorp, Inc.                            12,729                181
-    Acxiom Corp.                                        5,800                180
     Florida Rock Industries, Inc.                       5,800                180
-    MedPartners, Inc.                                  34,224                180
-    Dionex Corp.                                        4,900                179
-    Tekelec                                            10,800                179
     Valero Energy Corp.                                 8,400                179
     Wilmington Trust Corp.                              2,900                179
     Stewart Enterprises, Inc. Class A                   8,000                178
     TCA Cable TV, Inc.                                  5,000                178
-    Winslow Furniture Co.                               6,700                178
-    Atlas Air, Inc.                                     3,600                176
     Clayton Homes Inc.                                 12,727                176
-    Fox Entertainment Group, Inc.
         Class A                                         7,000                176
     Kaydon Corp.                                        4,400                176
     Mack-Cali Realty Corp. REIT                         5,700                176
     Rouse Co. REIT                                      6,400                176
     Ryder System, Inc.                                  6,772                176
     Homestake Mining Co.                               19,000                175
-    Lamar Advertising Co. Class A                       4,700                175
     Reinsurance Grof
         America, Inc.                                   2,500                175
     Crane Co.                                           5,750                174
-    FORE Systems, Inc.                                  9,500                174
     HRPT Properties Trust REIT                         12,400                174
-    Patterson Dental Co.                                4,000                174
-    Quiksilver, Inc.                                    5,800                174
-    Leucadia National Corp.                             5,500                173
-    Aurora Foods Inc.                                   8,700                172
     Duke Realty Investments, Inc. REIT                  7,400                172
-    SEQUUS Pharmaceuticals, Inc.                        8,500                172
     Dole Food Co.                                       5,700                171
     First Citizens BancShares Class A                   1,900                171
-    PSS World Medical, Inc.                             7,450                171
     United Television, Inc.                             1,487                171
     Cullen/Frost Bankers, Inc.                          3,100                170
     Houghton Mifflin Co.                                3,600                170
     National Computer Systems, Inc.                     4,600                170
-    Payless ShoeSource, Inc.                            3,580                170
     UST Corp.                                           7,196                170
     AMB Property Corp.                                  7,700                169
-    Adaptec, Inc.                                       9,600                169
-    McLeodUSA, Inc. Class A                             5,400                169
-    Smithfield Foods, Inc.                              5,000                169
     Tredegar Industries Inc.                            7,500                169
-    Weatherford International, Inc.                     8,728                169
-    Excite, Inc.                                        4,000                168
     Kerr-McGee Corp.                                    4,400                168
-    STERIS Corp.                                        5,908                168
     USEC Inc.                                          12,100                168
     FirstMerit Corp.                                    6,200                167
     Pulitzer Publishing Co.                             1,933                167
     Reynolds & Reynolds Class A                         7,300                167
-    AnnTaylor Stores Corp.                              4,200                166
-    GP Strategies Corp.                                11,040                166
-    Mastech Corp.                                       5,800                166
     Peoples Heritage Financial
         Group Inc.                                      8,300                166
     Regis Corp.                                         4,140                166
-    Security First Technologies Corp.                   5,447                166
-    Acclaim Entertainment Inc.                         13,500                165
     Meredith Corp.                                      4,364                165
-    Sodexho Marriott Services, Inc.                     5,950                165
     HF Financial Corp.                                  9,000                164
     Autodesk, Inc.                                      3,820                163
     Fremont General Corp.                               6,600                163
-    Microchip Technology, Inc.                          4,400                163
     Mid-Iowa Financial Corp.                           12,000                163
-    Modis Professional Services Inc.                   11,254                163
     National Fuel Gas Co.                               3,600                163
-    Suiza Foods Corp.                                   3,200                163
     Central Parking Corp.                               5,000                162
     National Bankcorp of Alaska Inc.                    4,800                162
-    Metzler Group, Inc.                                 3,300                161
-    Techne                                              7,600                161
-    Catalina Marketing Corp.                            2,340                160
     FFY Financial Corp.                                 4,600                160
-    ONSALE, Inc.                                        4,000                160
     U.S. Trust Corp.                                    2,098                159
     CarrAmerica Realty Corp. REIT                       6,600                158
     City National Corp.                                 3,800                158
     Adolph Coors Co. Class B                            2,800                158
-    Informix Corp.                                     16,000                158
-    Infoseek Corp.                                      3,200                158
     National Community Bancorp                          8,400                158
     The PMI Group Inc.                                  3,200                158
     UtiliCorp United, Inc.                              4,300                158
     CNB Bancshares, Inc.                                3,360                157
     Healthcare Realty Trust Inc.                        7,044                157
-    Navistar International Corp.                        5,500                157
-    R & B Falcon Corp.                                 20,624                157
-    Banyan Systems, Inc.                               17,600                156
-    Brinker International, Inc.                         5,400                156
     Case Corp.                                          7,173                156
-    Level One Communications                            4,400                156
-    Sunterra Corp.                                     10,400                156
     Trinity Industries, Inc.                            4,050                156
-    BISYS Group, Inc.                                   3,000                155
     GATX Corp.                                          4,100                155
     Hertz Corp. Class A                                 3,400                155
-    Jacobs Engineering Group Inc.                       3,800                155
-    ACNielson Corp.                                     5,466                154
     Allied Capital Corp.                                8,880                154
     First Midwest Bancorp                               4,050                154
-    ISS Group, Inc.                                     2,800                154
     New Plan Excel Realty Trust                         6,960                154
     Ross Stores, Inc.                                   3,900                154
-    SLI, Inc.                                           5,550                154
-    DuPont Photomasks, Inc.                             3,600                153
-    Furniture Brands International Inc.                 5,600                153
-    Metro-Goldwyn-Mayer Inc.                           11,576                153
-    MindSpring Enterprises, Inc.                        2,500                153

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
-    Electronics for Imaging, Inc.                       3,800           $    152
     GenCorp, Inc.                                       6,100                152
-    Harrah's Entertainment, Inc.                        9,700                152
     Irwin Financial Corp.                               5,600                152
-    Macromedia                                          4,500                152
     Poe & Brown, Inc.                                   4,350                152
-    United International Holdings, Inc.
         Class A                                         7,900                152
-    Westpoint Stevens, Inc.                             4,800                152
-    Associated Group, Inc.                              3,508                151
     COMSAT Corp.                                        4,200                151
-    Education Management Corp.                          6,400                151
-    Linens 'n Things, Inc.                              3,800                151
-    NTL Inc.                                            2,667                151
     St. Paul Bancorp, Inc.                              5,536                151
-    Thermo Instrument Systems, Inc.                    10,031                151
     CNF Transportation, Inc.                            4,000                150
-    CSG Systems International, Inc.                     1,900                150
     Cornerstone Properties, Inc. REIT                   9,600                150
     D. R. Horton, Inc.                                  6,500                150
-    DSP Communications, Inc.                            9,800                150
     First Brands Corp.                                  3,800                150
-    Hutchinson Technology, Inc.                         4,200                150
-    Pediatrix Medical Group, Inc.                       2,500                150
     Sotheby's Holdings Class A                          4,700                150
     Tiffany & Co.                                       2,900                150
     Washington Federal Inc.                             5,606                150
-    Whole Foods Market, Inc.                            3,100                150
     Apartment Investment &
         Management Co. Class A REIT                     4,019                149
     BSB Bancorp, Inc.                                   4,530                149
-    Micron Electronics, Inc.                            8,600                149
     Murphy Oil Corp.                                    3,600                149
     Rollins Truck Leasing                              10,125                149
     Beckman Coulter, Inc.                               2,732                148
     First Source Corp.                                  4,413                148
     Illinova Corp.                                      5,900                148
     Kansas City Power & Light Co.                       5,000                148
-    Medicis Pharmaceutical Corp.                        2,475                148
-    Stillwater Mining Co.                               3,600                148
-    Univision Communications Inc.                       4,100                148
-    Vlasic Foods International, Inc.                    6,226                148
-    Global Marine, Inc.                                16,000                147
     Pentair, Inc.                                       3,700                147
-    RealNetworks, Inc.                                  4,100                147
     Sky Financial Group, Inc.                           5,546                147
     Trustco Bank                                        4,887                147
-    Alaska Air Group, Inc.                              3,300                146
     Boise Cascade Corp.                                 4,700                146
     Capitol Bancorp Ltd.                                6,969                146
     Scientific-Atlanta, Inc.                            6,394                146
-    Scotts Co.                                          3,800                146
-    Trigon Healthcare, Inc.                             3,900                146
-    Conmed Corp.                                        4,406                145
     Legg Mason Inc.                                     4,600                145
-    Markel Corp.                                          800                145
     Minnesota Power, Inc.                               3,300                145
     Jefferies Group, Inc.                               2,900                144
     Kuhlman Corp.                                       3,800                144
     The McClatchy Co. Class A                           4,075                144
-    Noble Drilling Corp.                               11,100                144
-    Primark Corp.                                       5,300                144
     CKE Restaurants Inc.                                4,851                143
-    Cellular Communications
         International Inc.                              2,100                143
-    DII Group, Inc.                                     6,200                143
     KN Energy, Inc.                                     3,928                143
     Orange & Rockland Utilities, Inc.                   2,500                143
-    Playtex Products, Inc.                              8,900                143
-    Sylvan Learning Systems, Inc.                       4,675                143
-    Ciber, Inc.                                         5,100                142
     Doral Financial Corp.                               6,400                142
     Fleetwood Enterprises, Inc.                         4,100                142
-    Howmet International Inc.                           8,800                142
     ICN Pharmaceuticals, Inc.                           6,293                142
-    INCYTE Pharmaceuticals, Inc.                        3,800                142
-    Medical Assurance, Inc.                             4,308                142
-    Progress Software Corp.                             4,200                142
-    Covance, Inc.                                       4,825                141
     MacDermid, Inc.                                     3,600                141
-    Pharmaceutical Product
         Development, Inc.                               4,700                141
-    Tech Data Corp.                                     3,500                141
-    Gilead Sciences, Inc.                               3,400                140
     Manitowac Co., Inc.                                 3,150                140
-    Outback Steakhouse                                  3,500                140
-    PRIMEDIA Inc.                                      11,900                140
     Provident Financial Group, Inc.                     3,700                140
     Teleflex Inc.                                       3,074                140
     United Asset Management Corp.                       5,400                140
-    Universal Health Services Class B                   2,700                140
-    Cable Design Technologies                           7,500                139
     Dynegy,Inc.                                        12,700                139
-    Getchell Gold Corp.                                 5,100                139
     Highwood Properties, Inc. REIT                      5,400                139
     Longs Drug Stores, Inc.                             3,700                139
     Lubrizol Corp.                                      5,400                139
     Mainstreet Financial Corp.                          3,000                139
     Pulte Corp.                                         5,000                139
     RPM Inc. (Ohio)                                     8,705                139
     York International Corp.                            3,400                139
-    Bel Fuse, Inc.-Class A                              3,450                138
     CTS Corp.                                           3,168                138
-    IT Group, Inc.                                     12,436                138
     Liberty Corp.                                       2,800                138
     Rayonier Inc.                                       3,000                138
     Sealed Air Corp. $2.00
         Cvt. Pfd. Series A                              2,660                138
-    Toll Brothers, Inc.                                 6,100                138
     Trustmark Corp.                                     6,100                138
-    Chris-Craft Industries, Inc.                        2,841                137
     Graco, Inc.                                         4,650                137
-    Imperial Bancorp                                    8,250                137
     National Service Industries, Inc.                   3,612                137
     Old National Bancorp                                2,454                137
-    United Video Satellite Group, Inc.                  5,800                137
     Santa Fe International Corp.                        9,400                137
-    American Management
         Systems, Inc.                                   3,400                136
     Central Newspapers Inc.                             1,900                136
-    Chico's Fas, Inc.                                   5,800                136
-    Concord Communications, Inc.                        2,400                136
     Fastenal Co.                                        3,100                136

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
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                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     Financial Security Assurance
         Holdings Ltd.                                   2,500          $     136
-    Fisher Scientific International Inc.                6,800                136
     McDermott International, Inc.                       5,500                136
     National Data Corp.                                 2,800                136
-    The Petersen Cos., Inc.                             4,000                136
     Questar Corp.                                       7,000                136
     Weis Markets, Inc.                                  3,500                136
     Peoples Bank Bridgeport                             4,900                135
     Pier 1 Imports Inc.                                13,960                135
-    Protection One, Inc.                               15,800                135
-    SDL, Inc.                                           3,400                135
-    99 Cents Only Stores                                2,718                134
     Universal Foods Corp.                               4,900                134
     The Warnaco Group, Inc. Class A                     5,320                134
-    CommScope, Inc.                                     7,900                133
     Cooper Tire & Rubber Co.                            6,500                133
-    ITT Educational Services, Inc.                      3,900                133
     Liberty Property Trust REIT                         5,400                133
-    Medco Research, Inc.                                5,100                133
     Noble Affiliates, Inc.                              5,400                133
-    Orbital Sciences Corp.                              3,000                133
-    Pixar, Inc.                                         3,800                133
     Polaris Industries, Inc.                            3,400                133
-    Wang Laboratories, Inc.                             4,800                133
     AK Steel Corp.                                      5,600                132
     Arden Realty Group, Inc. REIT                       5,700                132
     Fulton Financial Corp.                              5,887                132
-    Jones Intercable Inc.                               3,700                132
     Ohio Casualty Corp.                                 3,200                132
     Roper Industries Inc.                               6,472                132
     Cummins Engine Co., Inc.                            3,692                131
     Dean Foods Corp.                                    3,200                131
     ENSCO International, Inc.                          12,224                131
-    EarthLink Network, Inc.                             2,300                131
     Millennium Chemicals, Inc.                          6,600                131
-    Republic Services, Inc. Class A                     7,100                131
-    Investment Technology Group, Inc.                   2,100                130
     Staten Island Bancorp, Inc.                         6,500                130
     Carlisle Co., Inc.                                  2,500                129
     Meritor Automotive, Inc.                            6,066                129
-    NCI Building Systems, Inc.                          4,600                129
     Ball Corp.                                          2,800                128
     Borg-Warner Automotive, Inc.                        2,300                128
-    Cerner Corp.                                        4,800                128
     Cilcorp, Inc.                                       2,100                128
     Crompton & Knowles Corp.                            6,200                128
-    Department 56 Inc.                                  3,405                128
     Arthur J. Gallagher & Co.                           2,900                128
     Hartford Life, Inc.                                 2,200                128
-    IDX Systems Corp.                                   2,900                128
-    InterVoice, Inc.                                    3,700                128
     Jostens Inc.                                        4,900                128
     MCN Energy Group Inc.                               6,700                128
-    The MONY Group Inc.                                 4,100                128
-    Orthodontic Centers of
         America, Inc.                                   6,600                128
-    SMART Modular
         Technologies, Inc.                              4,600                128
-    CIENA Corp.                                         8,700                127
-    Extended Stay America, Inc.                        12,093                127
     First Financial Bancorp                             4,400                127
     Freeport-McMoRan Copper &
         Gold IClass B                                  12,154                127
     Post Properties, Inc. REIT                          3,300                127
-    Henry Schein, Inc.                                  2,835                127
-    Security Dynamics
         Technologies, Inc.                              5,500                127
     Alfa Corp.                                          5,200                126
-    AnswerThink Consulting
         Group, Inc.                                     4,700                126
     Cousins Properties, Inc. REIT                       3,900                126
-    Cybex Computer Products Corp.                       4,275                126
     Tootsie Roll Industries, Inc.                       3,222                126
-    CSK Auto Corp.                                      4,700                125
-    Catellus Development Corp.                          8,700                125
     Computer Task Group, Inc.                           4,600                125
     Earthgrains Co.                                     4,048                125
     Hawaiian Electric Industries Inc.                   3,100                125
     Nevada Power Co.                                    4,800                125
-    PSINet, Inc.                                        6,000                125
     Reliance Group Holdings                             9,700                125
-    Ardent Software, Inc.                               5,402                124
-    Aspect Development, Inc.                            2,800                124
-    Bright Horizons Family
         Solutions, Inc.                                 4,600                124
     Commerce Group, Inc.                                3,500                124
-    IVAX Corp.                                         10,000                124
-    OfficeMax, Inc.                                    10,200                124
-    Technology Solutions Co.                           11,550                124
-    United Payors & United
         Providers, Inc.                                 4,350                124
     Valhi, Inc.                                        10,900                124
-    Alternate Living Services, Inc.                     3,600                123
-    Cabletron Systems, Inc.                            14,710                123
-    Choice Hotel International, Inc.                    9,000                123
-    Heftel Broadcasting Corp.                           2,500                123
-    Shopko Stores, Inc.                                 3,700                123
     Valspar Corp.                                       3,300                123
     Werner Enterprises, Inc.                            6,938                123
     AVX Corp.                                           7,200                122
-    Biomatrix, Inc.                                     2,100                122
-    Brightpoint, Inc.                                   8,900                122
     Chittenden Corp.                                    3,800                122
-    Dal-Tile International Inc.                        11,800                122
     Inter-Tel, Inc.                                     5,200                122
     Ruby Tuesday, Inc.                                  5,750                122
-    SPS Technologies, Inc.                              2,148                122
-    Security Capital Group Inc. Class B                 9,000                122
-    Westwood One, Inc.                                  4,000                122
-    CompUSA, Inc.                                       9,300                121
     First Bancorp/Puerto Rico                           4,000                121
     Kaufman & Broad Home Corp.                          4,200                121
     Lennar Corp.                                        4,800                121
     Valley National Bancorp                             4,306                121
     BancWest Corp.                                      2,500                120
-    Cooper Cameron Corp.                                4,900                120
-    Emulex Corp.                                        3,000                120
     Florida East Coast Railway Co.                      3,400                120
-    PLATINUM technology, Inc.                           6,300                120
-    Theragenics Corp.                                   7,116                120
-    Andrew Corp.                                        7,230                119
-    Atmel Corp.                                         7,800                119
-    Avis Rent A Car, Inc.                               4,900                119
-    Bel Fuse, Inc.- Class B                             3,450                119

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
-    CHS Electronics, Inc.                               7,000           $    119
     Cracker Barrel Old Country
         Stores, Inc.                                    5,100                119
     Delta & Pine Land Co.                               3,220                119
-    Gentex Corp.                                        5,952                119
     Lyondell Chemical Co.                               6,600                119
     Nationwide Financial
         Services, Inc.                                  2,300                119
-    PETsMART, Inc.                                     10,848                119
-    Action Performance Cos., Inc.                       3,332                118
-    Corrections Corp. of America                        6,700                118
-    International Home Foods, Inc.                      7,000                118
-    Paymentech, Inc.                                    6,400                118
-    Safety-Kleen Corp.                                  8,350                118
-    ThermoQuest Corp.                                   9,100                118
     United Illuminating Co.                             2,300                118
-    Wall Data Inc.                                      4,904                118
     WestAmerica Bancorporation                          3,200                118
     AAR Corp.                                           4,900                117
     American Heritage Life
         Investment Corp.                                4,800                117
-    AmeriSource Health Corp.                            1,800                117
     Arvin Industries, Inc.                              2,800                117
-    Bally Total Fitness Holding Corp.                   4,700                117
-    Blyth Industries, Inc.                              3,750                117
     Bob Evans Farms, Inc.                               4,500                117
-    Hollywood Entertainment Corp.                       4,300                117
     Kelly Services, Inc. Class A                        3,700                117
     Lee Enterprises, Inc.                               3,700                117
     MDU Resources Group, Inc.                           4,450                117
-    Oryx Energy Co.                                     8,700                117
     PS Business Parks, Inc. REIT                        4,900                117
-    Teletech Holdings Inc.                             11,400                117
-    America West Holdings
         Corp. Class B                                   6,800                116
-    AmeriCredit Corp.                                   8,400                116
     Cordant Technologies, Inc.                          3,100                116
     Landmark Bancshare, Inc.                            4,900                116
     Myers Industries, Inc.                              4,060                116
-    Oakley, Inc.                                       12,200                116
     Olin Corp.                                          4,100                116
     Peoples Energy Corp.                                2,900                116
     Shurgard Storage Centers, Inc.
         Class A REIT                                    4,500                116
-    World Access, Inc.                                  5,420                116
     Worthington Industries, Inc.                        9,250                116
-    Alliant Techsystems, Inc.                           1,400                115
     Briggs & Stratton Corp.                             2,300                115
     Church & Dwight, Inc.                               3,200                115
-    W.R. Grace & Co.                                    7,300                115
     Lancaster Colony Corp.                              3,582                115
-    PEC Israel Economic Corp.                           4,000                115
-    Transaction Systems
         Architects, Inc.                                2,300                115
-    Adelphia Communications
         Corp. Class A                                   2,500                114
     E.W. Blanch Holdings, Inc.                          2,400                114
     Caraustar Industries, Inc.                          4,000                114
     Hancock Holding Co.                                 2,500                114
-    PRI Automation, Inc.                                4,400                114
     Washington Gas Light Corp.                          4,200                114
-    ADVO, Inc.                                          4,300                113
-    Anchor Gaming                                       2,000                113
     Federal Realty Investment
         Trust REIT                                      4,800                113
     Franchise Finance Corp.
         of America REIT                                 4,700                113
     NAC Re Corp.                                        2,400                113
-    Nabors Industries, Inc.                             8,300                113
     Northwest Bancorp, Inc.                            11,600                113
-    Rainbow Technologies, Inc.                          6,000                113
-    Smith International, Inc.                           4,500                113
     Unifi, Inc.                                         5,800                113
-    Wind River Systems                                  2,400                113
     Banta Corp.                                         4,100                112
-    Capstar Broadcasting Corp.                          4,900                112
-    Detroit Diesel Corp.                                5,400                112
-    Egghead.com, Inc.                                   5,400                112
     Ethan Allen Interiors, Inc.                         2,740                112
     First Commerce Bancshares Inc.
         Class B                                         4,000                112
-    Foundation Health Systems
         Class A                                         9,340                112
     IDACORP, Inc.                                       3,100                112
-    IMRglobal Corp.                                     3,800                112
-    Ingram Micro, Inc.                                  3,200                112
     Kimball International, Inc. Class B                 5,900                112
-    Primus Telecommunications
         Group, Inc.                                     6,800                112
-    Wackenhut Corrections Corp.                         3,900                112
     Bowne & Co., Inc.                                   6,200                111
     CBL & Associates Properties, Inc.
         REIT                                            4,300                111
-    Diamond Technology Partners Inc.                    5,781                111
-    Safeskin Corp.                                      4,600                111
-    Speedway Motorsports, Inc.                          3,900                111
     Taubman Co. REIT                                    8,100                111
-    Vanguard Cellular Systems, Inc.
         Class A                                         4,300                111
     Arnold Industries, Inc.                             6,800                110
     BancorpSouth, Inc.                                  6,100                110
-    Champion Enterprises, Inc.                          4,000                110
     Community First Bankshares                          5,200                110
-    Men's Wearhouse, Inc.                               3,450                110
     Sierra Pacific Resources                            2,900                110
-    Western Digital Corp.                               7,300                110
     Westfield America, Inc. REIT                        6,400                110
     Devon Energy Corp.                                  3,567                109
     Eastern Enterprises                                 2,500                109
-    General Nutrition Cos., Inc.                        6,700                109
     R.L.I. Corp.                                        3,281                109
-    United Stationers, Inc.                             4,200                109
     Brady Corp. Class A                                 4,000                108
     Independence Community
         Bank Corp.                                      6,800                108
     John Nuveen Co. Class A                             2,900                108
-    Lands' End, Inc.                                    4,000                108
     The Macerich Co. REIT                               4,200                108
     Midas Inc.                                          3,483                108
     Pittston Brink's Group                              3,400                108
     Student Loan Corp.                                  2,400                108
     Tektronix, Inc.                                     3,600                108
-    DBT Online Inc.                                     4,300                107
     Harsco Corp.                                        3,500                107

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
-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     Interpool, Inc.                                     6,400           $    107
-    Kent Electronics Corp.                              8,400                107
     Methode Electronics, Inc. Class A                   6,849                107
-    RELTEC Corp.                                        4,800                107
     Shared Medical Systems Corp.                        2,137                107
     AGL Resources Inc.                                  4,600                106
-    Agouron Pharmaceuticals, Inc.                       1,800                106
     Barnes Group, Inc.                                  3,600                106
-    Bethlehem Steel Corp.                              12,639                106
     DENTSPLY International Inc.                         4,100                106
     EG&G, Inc.                                          3,800                106
-    HMT Technology Corp.                                8,300                106
-    International Specialty
         Products, Inc.                                  7,800                106
     Washington REIT                                     5,700                106
     Bank North Group                                    2,800                105
-    Burr-Brown Corp.                                    4,500                105
     Commerce Bancorp, Inc.                              2,000                105
     Commonwealth Energy Systems                         2,600                105
     Eastern Utilities Associates                        3,700                105
     Horace Mann Educators Corp.                         3,700                105
-    Integrated Electrical Services, Inc.                4,700                105
-    Lason Holdings, Inc.                                1,800                105
     Millipore Corp.                                     3,700                105
-    Neiman Marcus Group Inc.                            4,200                105
     Ogden Corp.                                         4,200                105
     Piedmont Natural Gas, Inc.                          2,900                105
-    Shorewood Packaging Corp.                           5,100                105
     Universal Corp.                                     3,000                105
     ASA Holdings Inc.                                   3,400                104
-    Commonwealth Telephone
         Enterprises, Inc.                               3,100                104
-    Consolidated Cigar Holdings Inc.                    5,900                104
-    Journal Register Co.                                6,900                104
-    Organogenesis, Inc.                                 9,276                104
-    PathoGenesis Corp.                                  1,800                104
-    Safeguard Scientifics, Inc.                         3,806                104
     The Timken Co.                                      5,500                104
-    CDnow, Inc.                                         5,700                103
-    CEC Entertainment Inc.                              3,700                103
     Energen Corp.                                       5,300                103
-    IDEC Pharmaceuticals Corp.                          2,200                103
     Investors Financial Services Corp.                  1,733                103
     JSB Financial                                       1,900                103
-    ParkerVision, Inc.                                  4,400                103
     Potlatch Corp.                                      2,800                103
     Tecumseh Products Co. Class A                       2,200                103
-    Verio Inc.                                          4,600                103
     WD-40 Co.                                           3,600                103
     Weingarten Realty Investors REIT                    2,300                103
-    HA-LO Industries, Inc.                              2,700                102
-    Haemonetics Corp.                                   4,500                102
     La-Z-Boy Inc.                                       5,700                102
-    NEXTLINK Communications, Inc.                       3,600                102
     Precision Castparts Corp.                           2,300                102
     Republic Security Financial Corp.                   8,388                102
     TNP Enterprises, Inc.                               2,700                102
     Tidewater Inc.                                      4,400                102
     Value Line, Inc.                                    2,600                102
     Chemed Corp.                                        3,000                101
-    Closure Medical Corp.                               3,400                101
-    Coltec Inc.                                         5,200                101
-    HNC Software, Inc.                                  2,500                101
     HSB Group Inc.                                      2,450                101
     Health Care Properties Investors                    3,300                101
     Liberty Financial Cos., Inc.                        3,750                101
     MAF Bancorp, Inc.                                   3,825                101
     Puerto Rican Cement Co., Inc.                       2,900                101
-    Sapient Corp.                                       1,800                101
     Whitney Holdings                                    2,705                101
-    Winstar Communications, Inc.                        2,600                101
-    Alleghany Corp.                                       534                100
     Carey Diversified LLC                               5,100                100
-    Cygnus Inc.                                        20,488                100
-    Esterline Technologies Corp.                        4,600                100
-    IDEXX Laboratories Corp.                            3,700                100
-    Sbarro, Inc.                                        3,800                100
-    WetSeal, Inc. Class A                               3,300                100
-    Amkor Technology, Inc.                              9,200                 99
     Chemical Finance                                    2,907                 99
-    Dollar Thrifty Automotive
         Group, Inc.                                     7,700                 99
     Hospitality Properties Trust REIT                   4,100                 99
     OM Group, Inc.                                      2,700                 99
     Ruddick Corp.                                       4,300                 99
-    Ryan's Family Steak Houses, Inc.                    8,000                 99
-    SCM Microsystems,Inc.                               1,400                 99
-    Sunrise Assisted Living, Inc.                       1,900                 99
     Analogic Corp.                                      2,600                 98
     Coca-Cola Bottling Co.                              1,700                 98
     General Growth Properties
         Inc. REIT                                       2,600                 98
     Hollinger International, Inc.                       7,000                 98
-    ICOS Corp.                                          3,300                 98
-    Mastec Inc.                                         4,650                 98
-    Pairgain Technologies, Inc.                        12,800                 98
-    Personnel Group of America, Inc.                    5,600                 98
-    Read Rite Corp.                                     6,600                 98
-    Symantec Corp.                                      4,500                 98
-    Artesyn Technologies, Inc.                          6,900                 97
     Burlington Coat Factory
         Warehouse Corp.                                 5,940                 97
-    Cambridge Technology Partners                       4,400                 97
-    Fairfield Communities, Inc.                         8,800                 97
     Federal Signal Corp.                                3,533                 97
-    Hyperion Solutions Corp.                            5,379                 97
     McGrath RentCorp                                    4,400                 97
-    Oxford Health Plan                                  6,500                 97
     Rochester Gas and Electric Corp.                    3,100                 97
     Southwest Gas Corp.                                 3,600                 97
-    Spiegel, Inc. Class A                              16,800                 97
     Susquehanna Bancshares, Inc.                        4,725                 97
     True North Communications                           3,600                 97
-    Whittman-Hart, Inc.                                 3,500                 97
     John Wiley & Sons Class A                           2,000                 97
-    Affiliated Managers Group, Inc.                     3,200                 96
     Anchor Bancorp Wisconsin Inc.                       4,000                 96
     Camden Property Trust REIT                          3,700                 96
     Colonial BancGroup, Inc.                            8,041                 96
-    Human Genome Sciences, Inc.                         2,700                 96
     ONEOK, Inc.                                         2,658                 96
     Oshkosh Truck Corp.                                 2,900                 96
-    UICI                                                3,900                 96
-    American Freightways                                8,196                 95

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
-    Andrea Radio Corp.                                  9,600         $       95
     Foremost Corp. of America                           4,500                 95
     Great Atlantic & Pacific
         Tea Co., Inc.                                   3,200                 95
-    Healthdyne Information
         Enterprises, Inc.                              18,600                 95
     Jack Henry & Associates                             1,900                 95
     N L Industries, Inc.                                6,700                 95
     Newport News Shipbuilding Inc.                      2,840                 95
     OEA, Inc.                                           8,000                 95
-    Renters Choice, Inc.                                3,000                 95
-    Scios, Inc.                                         9,200                 95
     Wallace Computer Services, Inc.                     3,600                 95
     Alliance Bancorp Inc.                               4,825                 94
     Bank United Corp. Class A                           2,400                 94
     CCA Prison Realty Trust REIT                        4,600                 94
-    California Culinary Academy Inc.                   11,100                 94
-    Coach USA, Inc.                                     2,700                 94
-    Curative Health Services Inc.                       2,800                 94
-    Data General Corp.                                  5,700                 94
-    Handleman Co.                                       6,700                 94
-    Hyperion Telecommunications,
         Inc. Class A                                    6,200                 94
     IKON Office Solutions, Inc.                        11,000                 94
     Juno Lighting, Inc.                                 4,000                 94
-    Louis Dreyfus Natural Gas Corp.                     6,572                 94
     National Presto Industries, Inc.                    2,200                 94
-    Spelling Entertainment                             12,500                 94
-    UniCapital Corp.                                   12,800                 94
-    Armco, Inc.                                        21,200                 93
-    Bristol Hotels & Resorts, Inc.                     15,225                 93
-    Earthshell Corp.                                    7,800                 93
-    Envoy Corp.                                         1,600                 93
     Equitable Resources, Inc.                           3,200                 93
     Gaylord Entertainment Co. Class A                   3,083                 93
-    INSO Corp.                                          3,700                 93
-    Ionics, Inc.                                        3,100                 93
     Koger Equity, Inc. REIT                             5,400                 93
     MeriStar Hospitality Corp.                          5,020                 93
     Penton Media, Inc. Class A                          4,600                 93
-    The SABRE Group Holdings, Inc.                      2,100                 93
-    SkyTel Communications, Inc.                         4,200                 93
     Capital Re Corp.                                    4,600                 92
     Hussman International, Inc.                         4,750                 92
-    IHOP Corp.                                          2,300                 92
-    Identix, Inc.                                      11,100                 92
     Modine Manufacturing Co.                            2,538                 92
     Orion Capital Corp.                                 2,300                 92
     Philadelphia Suburban Corp.                         3,100                 92
-    Young Broadcasting Inc.                             2,200                 92
     Alberto-Culver Co. Class B                          3,400                 91
-    Aphton Corp.                                        7,100                 91
-    Aviall Inc.                                         7,775                 91
-    BJ Services Co.                                     5,826                 91
-    Charming Shoppes, Inc.                             21,100                 91
-    CheckFree Holdings Corp.                            3,900                 91
     City Holding Co.                                    2,795                 91
-    FLIR Systems, Inc.                                  3,900                 91
     NACCO Industries, Inc. Class A                        991                 91
-    Quorum Health Group, Inc.                           7,000                 91
     Russell Corp.                                       4,500                 91
     Seacoast Banking Corp. of
         Florida Class A                                 3,200                 91
     SIG Corp.                                           2,550                 91
-    Uniroyal Technology Corp.                           9,000                 91
     WPS Resources Corp.                                 2,579                 91
     Wausau-Mosinee Paper Corp.                          5,126                 91
     Webster Financial Corp.                             3,300                 91
-    World Color Press, Inc.                             3,000                 91
     BRE Properties Inc. Class A REIT                    3,656                 90
     Flowserve Corp.                                     5,440                 90
-    GTech Holdings Corp.                                3,500                 90
     Minerals Technologies, Inc.                         2,200                 90
-    Pilgrim America Capital Corp.                       3,600                 90
-    Sanchez Computer Associates, Inc.                   3,081                 90
-    SpaceLabs Medical, Inc.                             3,900                 90
     United Dominion Realty Trust REIT                   8,700                 90
-    Zale Corp.                                          2,800                 90
-    ArthroCare Corp.                                    4,100                 89
-    Beringer Wine Estates
         Holdings, Inc.                                  2,000                 89
     Bindly Western Industries, Inc.                     1,800                 89
-    Circus Circus Enterprises Inc.                      7,800                 89
-    Eastern Environmental
         Services, Inc.                                  3,000                 89
-    Newpark Resources, Inc.                            13,000                 89
-    Saga Communications, Inc.                           4,335                 89
-    Silicon Valley Bancshares                           5,200                 89
-    Value City Department Stores, Inc.                  6,400                 89
-    Xylan Corp.                                         4,900                 89
     Air Express International Corp.                     4,050                 88
     Alexander & Baldwin, Inc.                           3,800                 88
     Brandywine Realty Trust REIT                        4,900                 88
     Dexter Corp.                                        2,800                 88
     Heller Financial, Inc.                              3,000                 88
-    L-3 Communications Holdings, Inc.                   1,900                 88
     Parkway Properties Inc. REIT                        2,800                 88
-    Pharmaceutical Markets                              6,100                 88
-    Spyglass, Inc.                                      4,000                 88
     Albemarle Corp.                                     3,670                 87
     Diagnostic Products Corp.                           2,800                 87
     Donaldson Co., Inc.                                 4,200                 87
-    Emmis Communications, Inc.                          2,000                 87
-    Hanover Compressor Co.                              3,400                 87
-    hi/fn, inc.                                         3,667                 87
-    IXC Communications, Inc.                            2,600                 87
     Nordson Corp.                                       1,700                 87
-    Sequa Corp. Class A                                 1,456                 87
-    Structural Dynamics
         Research Corp.                                  4,400                 87
     Thor Industries, Inc.                               3,400                 87
-    Trammell Crow Co.                                   3,100                 87
     United Bankshares, Inc.                             3,300                 87
-    United Natural Foods, Inc.                          3,600                 87
     Washington Water Power Co.                          4,500                 87
-    Aztar Corp.                                        16,900                 86
-    Big Flower Holdings, Inc.                           3,900                 86
-    Fairchild Corp.                                     5,441                 86
     First Industrial Realty Trust REIT                  3,200                 86
-    First Health Group Corp.                            5,200                 86
-    Interim Services, Inc.                              3,700                 86
-    Knoll, Inc.                                         2,900                 86
-    Mapics Inc.                                         5,200                 86
-    Mid Atlantic Medical Services, Inc.                 8,800                 86
-    Midway Games Inc.                                   7,774                 86
     Morrison Health Care Inc.                           4,516                 86

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
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                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     Pittway Corp. Class A                               2,600         $       86
     Prime Retail, Inc. REIT                             8,800                 86
     Resource Bancshares
         Mortgage Group, Inc.                            5,200                 86
     Riggs National Corp.                                4,200                 86
     Superior Uniform Group, Inc.                        5,900                 86
     Ballard Medical Products                            3,500                 85
-    Barra, Inc.                                         3,600                 85
-    Cort Business Services Corp.                        3,500                 85
     Developers Diversified Realty
         Corp. REIT                                      4,800                 85
-    Gardner Denver Inc.                                 5,796                 85
     Home Properties of New York,
         Inc. REIT                                       3,300                 85
     Mine Safety Appliances Co.                          1,200                 85
-    Mueller Industries Inc.                             4,200                 85
-    Pacific Sunwear of California                       5,200                 85
-    Paging Network, Inc.                               18,100                 85
     Raymond James Financial, Inc.                       4,000                 85
     Timberline Software Corp.                           6,194                 85
-    Tower Automotive, Inc.                              3,400                 85
-    UNOVA, Inc.                                         4,700                 85
     The Ackerley Group, Inc.                            4,600                 84
     Bandag, Inc.                                        2,100                 84
     Cabot Industrial Trust                              4,100                 84
     Enhance Financial Services
         Group, Inc.                                     2,800                 84
-    GeoCities                                           2,500                 84
-    Hambrecht & Quist Group                             3,700                 84
-    Integrated Systems, Inc.                            5,600                 84
     Lilly Industries Inc. Class A                       4,200                 84
     Mentor Corp.                                        3,604                 84
     Otter Tail Power Co.                                2,098                 84
     Peoples Holding Co.                                 2,600                 84
-    Playboy Enterprises Inc. Class B                    4,000                 84
-    Polo Ralph Lauren Corp.                             4,400                 84
-    Project Software &
         Development, Inc.                               2,500                 84
     Somerset Group, Inc.                                5,156                 84
-    Sunglass Hut International, Inc.                   12,000                 84
-    Tel-Save.com, Inc.                                  5,000                 84
     United Dominion Industries Ltd.                     4,100                 84
     American Health Properties, Inc.                    4,000                 83
-    BA Merchant Services, Inc.
         Class A                                         4,100                 83
-    Chirex, Inc.                                        3,900                 83
-    Chromcraft Revington, Inc.                          5,000                 83
-    Concentric Network Corp.                            2,500                 83
     Harmon Industries, Inc.                             3,600                 83
     LTC Properties, Inc.                                5,000                 83
-    Littelfuse, Inc.                                    4,300                 83
-    MMC Networks, Inc.                                  6,300                 83
-    On Assignment, Inc.                                 2,400                 83
     Prentiss Properties Trust REIT                      3,700                 83
-    Qualix Group, Inc.                                  9,100                 83
-    Quickturn Design Systems, Inc.                      5,800                 83
-    Rexall Sundown, Inc.                                5,900                 83
     Standard Pacific Corp.                              5,900                 83
-    Triarc Cos., Inc. Class A                           5,200                 83
     Western Investment Real
         Estate Trust REIT                               7,000                 83
     Aliant Communications, Inc.                         2,000                 82
-    Applied Micro Circuits Corp.                        2,400                 82
     Cleco Corp.                                         2,400                 82
     Dallas Semiconductor Corp.                          2,000                 82
     Dreyer's Grand Ice Cream, Inc.                      5,400                 82
-    Fruit of the Loom, Inc.                             5,960                 82
-    NFO Worldwide, Inc.                                 7,095                 82
     The Pep Boys (Manny,
         Moe & Jack)                                     5,200                 82
     Centex Construction Products,Inc.                   2,000                 81
     Citizens Banking Corp.                              2,400                 81
     Coachmen Industries, Inc.                           3,104                 81
-    Engineering Animation, Inc.                         1,500                 81
     Executive Risk, Inc.                                1,467                 81
     Exide Corp.                                         5,000                 81
-    Financial Industries Corp.                          5,000                 81
     Hilb, Rogal and Hamilton Co.                        4,100                 81
-    Mail-Well, Inc.                                     7,100                 81
-    Philadelphia Consolidated
         Holding Corp.                                   3,600                 81
     Reliance Bancorp, Inc.                              2,900                 81
-    TriQuint Semiconductor, Inc.                        4,200                 81
     The Trust Co. of New Jersey                         3,300                 81
-    ADAC Laboratories                                   4,000                 80
-    Aqua Alliance Inc.                                 38,800                 80
-    Delphi Financial Group, Inc.                        1,530                 80
-    GC Cos.                                             1,930                 80
-    Golden State Bancorp Inc.                           4,800                 80
     Harveys Casino Resorts                              2,900                 80
-    Hovnanian Enterprises Class A                       9,300                 80
-    McMoRan Exploration Co.                             5,897                 80
     Nationwide Health Properties, Inc.                  3,700                 80
-    Ocular Sciences, Inc.                               3,000                 80
     OmniQuip International, Inc.                        5,300                 80
     Patriot American Hospitality,
         Inc. REIT                                      13,348                 80
-    Platinum Software Co.                               6,274                 80
-    Romac International, Inc.                           3,600                 80
-    Sinclair Broadcast Group, Inc.                      4,100                 80
     Standard Motor Products, Inc.                       3,300                 80
     CFW Communications Co.                              3,400                 79
     CMP Group Inc.                                      4,200                 79
     Chateau Communities, Inc. REIT                      2,700                 79
     Claire's Stores, Inc.                               3,850                 79
-    Credit Acceptance Corp.                            10,800                 79
     Eaton Vance Corp.                                   3,800                 79
     Fair Issac & Co.                                    1,700                 79
     Greif Brothers Corp. Class A                        2,700                 79
     Hughes Supply, Inc.                                 2,700                 79
     Indiana Energy, Inc.                                3,200                 79
     Justin Industries, Inc.                             6,000                 79
-    Metamor Worldwide, Inc.                             3,150                 79
-    Micrografx, Inc.                                    7,200                 79
-    National-Oilwell, Inc.                              7,100                 79
     New Jersey Resources Corp.                          2,000                 79
-    Papa John's International, Inc.                     1,800                 79
     Pioneer Group, Inc.                                 4,000                 79
-    Triad Guaranty, Inc.                                3,600                 79
-    Tuboscope Inc.                                      9,700                 79
     Wicor, Inc.                                         3,600                 79
-    Allied Holdings, Inc.                               5,400                 78
-    Amerco, Inc.                                        2,800                 78
-    BOK Financial Corp.                                 1,648                 78

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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Battle Mountain Gold Co. Class A                   19,000         $       78
-    Ben & Jerry's Homemade, Inc.
         Class A                                         3,500                 78
     C.H. Robinson Worldwide, Inc.                       3,000                 78
     Clarcor Inc.                                        3,900                 78
     Flagstar Bancorp, Inc.                              3,000                 78
     Foamex International, Inc.                          6,300                 78
-    Global Vacation Group, Inc.                         9,000                 78
     Helmerich & Payne, Inc.                             4,000                 78
     Kellwood Co.                                        3,100                 78
-    Palm Harbor Homes, Inc.                             3,100                 78
     Public Service Co. of New Mexico                    3,800                 78
     Westinghouse Air Brake Co.                          3,200                 78
-    Zebra Technologies Class A                          2,700                 78
-    Abacus Direct Corp.                                 1,700                 77
     CPI Corp.                                           2,900                 77
-    Clarus Corp.                                       12,900                 77
     Corn Products International, Inc.                   2,550                 77
     Cyprus Amax Minerals Co.                            7,719                 77
-    First Federal Financial Corp.                       4,332                 77
-    GelTex Pharmaceuticals, Inc.                        3,400                 77
-    IDT Corp.                                           5,000                 77
-    Landstar System                                     1,900                 77
-    MemberWorks, Inc.                                   2,600                 77
-    Sequent Computer Systems, Inc.                      6,400                 77
     Tupperware Corp.                                    4,700                 77
     Tyler Corp.                                        12,500                 77
-    U.S. Can Corp.                                      4,291                 77
-    Verity, Inc.                                        2,900                 77
-    Viacom Inc. Class A                                 1,040                 77
-    Visio Corp.                                         2,100                 77
-    AXENT Technologies, Inc.                            2,480                 76
-    BEA Systems, Inc.                                   6,200                 76
     Curtiss-Wright Corp.                                2,000                 76
-    General Semiconductor, Inc.                         9,300                 76
-    Johnstown America Industries                        5,800                 76
-    RWD Technologies, Inc.                              3,500                 76
-    Swift Transportation Co., Inc.                      2,700                 76
-    3Dfx Interactive, Inc.                              6,000                 76
-    The Topps Co., Inc.                                15,200                 76
     Varian Associates, Inc.                             2,000                 76
-    J. Ray McDermott SA                                 3,100                 76
     CPB, Inc.                                           4,300                 75
     Chelsea GCA Realty, Inc. REIT                       2,100                 75
     Chicago Title Corp.                                 1,602                 75
-    ESSEF Corp.                                         3,872                 75
-    Footstar Inc.                                       2,984                 75
-    New Mexico & Arizona Land Co.                       5,185                 75
     Sovran Self Storage, Inc. REIT                      3,000                 75
     Standard Products Co.                               3,700                 75
     Storage Trust Realty REIT                           3,200                 75
     Texas Industries, Inc.                              2,800                 75
     Witco Chemical Corp.                                4,700                 75
-    Agribrands International, Inc.                      2,481                 74
     Alpharma, Inc. Class A                              2,100                 74
     American Annuity Group Inc.                         3,200                 74
-    American Bank Note
         Holographics, Inc.                              4,200                 74
     Aquarion Co.                                        1,800                 74
     Forest City Enterprise Class A                      2,800                 74
     Geon Co.                                            3,200                 74
     Pinnacle Bancorp Group Inc.                         2,600                 74
     The Toro Co.                                        2,600                 74
     Aptargroup Inc.                                     2,600                 73
-    Coleman Inc.                                        7,968                 73
-    DVI, Inc.                                           4,000                 73
     FBL Financial Group, Inc. Class A                   3,000                 73
     First Sentinel Bancorp, Inc.                        9,000                 73
-    Hayes Lemmerz International, Inc.                   2,420                 73
     IRT Property Co. REIT                               7,300                 73
-    Interdigital Communications Corp.                  16,100                 73
     Litchfield Financial Corp.                          3,831                 73
     PennzEnergy Co.                                     4,500                 73
     Reckson Associates Realty
         Corp. REIT                                      3,300                 73
     Watkins-Johnson Co.                                 3,600                 73
-    Advantage Learning Systems, Inc.                    1,100                 72
     ASARCO, Inc.                                        4,800                 72
-    Brylane, Inc.                                       3,100                 72
-    Buffets Inc.                                        6,000                 72
-    Cellstar Corp.                                     10,500                 72
     Churchill Downs, Inc.                               2,200                 72
     Correctional Properties Trust REIT                  4,000                 72
-    Cypress Semiconductor Corp.                         8,700                 72
     H.B. Fuller Co.                                     1,500                 72
-    HF Bancorp, Inc.                                    4,300                 72
     Harman International
         Industries, Inc.                                1,900                 72
-    Intermedia Communications Inc.                      4,200                 72
-    ISIS Pharmaceuticals, Inc.                          5,600                 72
     Kennametal, Inc.                                    3,400                 72
     LNR Property Corp.                                  3,600                 72
-    MICROS Systems, Inc.                                2,200                 72
-    National Instruments Corp.                          2,100                 72
-    Nine West Group, Inc.                               4,600                 72
     Omega Healthcare Investors,
         Inc. REIT                                       2,400                 72
-    Pacific Gateway Exchange, Inc.                      1,500                 72
-    Photronics Labs Inc.                                3,000                 72
     Pioneer Natural Resources Co.                       8,200                 72
     Pogo Producing Co.                                  5,500                 72
-    U.S. Satellite Broadcasting Co., Inc.
         Class A                                         5,200                 72
-    Wisconsin Central
         Transportation Corp.                            4,200                 72
     Alberto-Culver Co. Class A                          2,800                 71
-    Alpine Group, Inc.                                  4,700                 71
-    Anixter International Inc.                          3,500                 71
     Bradley Real Estate, Inc.
         8.40% Cvt. Pfd.                                 3,024                 71
     CTG Resources Inc.                                  2,720                 71
-    Columbia Sportswear Co.                             4,200                 71
-    Cytec Industries, Inc.                              3,342                 71
-    Eagle USA Airfreight, Inc.                          2,900                 71
-    Echelon International Corp., Inc.                   3,180                 71
-    EntreMed, Inc.                                      3,400                 71
-    Hartmarx Corp.                                     12,600                 71
-    Heartland Express, Inc.                             4,058                 71
-    ImClone Systems, Inc.                               7,800                 71
     JP Realty Inc. REIT                                 3,600                 71
     Madison Gas & Electric Co.                          3,100                 71
     Norrell Corp.                                       4,800                 71
     Roslyn Bancorp, Inc.                                3,300                 71
-    Stoneridge,Inc.                                     3,100                 71

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
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                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     Unisource Worldwide, Inc.                           9,750         $       71
-    Unit Corp.                                         16,900                 71
-    Venator Group, Inc.                                11,100                 71
-    Advance Paradigm, Inc.                              2,000                 70
     Aeroquip-Vickers Inc.                               2,341                 70
     Essex Property Trust, Inc. REIT                     2,366                 70
     First Financial Holdings, Inc.                      3,700                 70
-    Gaylord Container Corp.                            11,500                 70
     John H. Harland Co.                                 4,400                 70
     IDEX Corp.                                          2,850                 70
-    Layne Christensen Co.                               9,500                 70
-    MSC Industrial Direct Co., Inc.
         Class A                                         3,100                 70
     Omega Financial Corp.                               2,300                 70
-    Powerhouse Technologies, Inc.                       4,800                 70
-    Reebok International Ltd.                           4,695                 70
     Texas Regional Bancshares, Inc.                     2,800                 70
-    U.S. Home Corp.                                     2,100                 70
     Weeks Corp. REIT                                    2,500                 70
     Wolverine World Wide, Inc.                          5,250                 70
     Aames Financial Corp.                              21,600                 69
     Argonaut Group, Inc.                                2,800                 69
-    Artra Group Inc.                                   16,500                 69
-    Coldwater Creek Inc.                                5,000                 69
-    DSP Group Inc.                                      3,300                 69
     J.B. Hunt Transport Services, Inc.                  3,000                 69
-    Nortek, Inc.                                        2,500                 69
-    PJ America Inc.                                     3,800                 69
-    Quest Diagnostics, Inc.                             3,862                 69
     Town & Country Trust REIT                           4,300                 69
-    Ventana Medical Systems, Inc.                       3,200                 69
-    Vishay Intertechnology, Inc.                        4,746                 69
-    Adtran, Inc.                                        3,700                 68
-    Affymetrix, Inc.                                    2,800                 68
     Atmos Energy Corp.                                  2,100                 68
     Carpenter Technology Corp.                          2,000                 68
     Franklin Electric, Inc.                             1,000                 68
-    Friede Goldman International, Inc.                  6,000                 68
     General Binding Corp.                               1,828                 68
-    ICG Communications, Inc.                            3,180                 68
     Imperial Credit Commercial
         Mortgage Investment Corp. REIT                  7,300                 68
-    LaSalle Partners Inc.                               2,300                 68
-    Logan's Roadhouse, Inc.                             2,900                 68
     Pioneer Standard Electronics Inc.                   7,200                 68
     Quaker Chemical Corp.                               3,800                 68
     Republic Banking Corp. of Florida                   6,400                 68
-    Rowan Cos., Inc.                                    6,800                 68
     The Standard Register Co.                           2,200                 68
-    Veritas DGC Inc.                                    5,200                 68
-    Advanced Polymer Systems                           12,500                 67
     AREA Bancshares Corp.                               2,557                 67
-    Aspect Telecommunications Corp.                     3,900                 67
-    Barrett Resources Corp.                             2,800                 67
-    BE Avionics Inc.                                    3,200                 67
-    The Dress Barn, Inc.                                4,400                 67
     Expeditors International
         of Washington, Inc.                             1,600                 67
-    Level 8 Systems Inc.                                6,900                 67
     MascoTech Inc.                                      3,900                 67
-    Object Design, Inc.                                10,100                 67
-    Park-Ohio Holdings Corp.                            4,400                 67
-    Pennzoil-Quaker State Co.                           4,500                 67
     Pitt Des Moines, Inc.                               2,800                 67
     The Stride Rite Corp.                               7,700                 67
     Trinet Corporate Realty Trust,
         Inc. REIT                                       2,500                 67
     Bryn Mawr Bank Corp.                                2,400                 66
     Downey Financial Corp.                              2,600                 66
-    Forest Oil Corp.                                    7,800                 66
     HEICO Corp.                                         2,100                 66
     HEICO Corp. Class A                                 2,850                 66
     Home Bancorp                                        2,300                 66
-    Impath, Inc.                                        2,500                 66
     National Steel Corp. Class B                        9,200                 66
-    Neurogen Corp.                                      3,780                 66
-    PFF Bancorp, Inc.                                   4,100                 66
-    Stone Energy Corp.                                  2,300                 66
-    Syntel, Inc.                                        5,850                 66
-    Century Business Services, Inc.                     4,500                 65
     HCC Insurance Holdings, Inc.                        3,700                 65
-    InterVU Inc.                                        5,100                 65
     JDN Realty Corp. REIT                               3,000                 65
     Kansas City Life Insurance Co.                        800                 65
-    LAM Research Corp.                                  3,660                 65
-    Mortons Restaurant Group                            3,456                 65
-    SteriGenics International, Inc.                     2,500                 65
     Storage USA, Inc. REIT                              2,000                 65
-    Tractor Supply Co.                                  2,700                 65
-    Vencor, Inc.                                       14,500                 65
-    Fresh Del Monte Produce Inc.                        3,000                 65
-    American Media Class A                             11,500                 64
     Giant Industries, Inc.                              6,800                 64
-    Host Marriott Services Corp.                        6,120                 64
-    Imation Corp.                                       3,640                 64
-    International Rectifier Corp.                       6,600                 64
     Irvine Apartment Communities,
         Inc. REIT                                       2,000                 64
     Kilroy Realty Corp. REIT                            2,800                 64
     Longview Fibre Co.                                  5,500                 64
     Milacron Inc.                                       3,300                 64
     Thomas Nelson, Inc.                                 4,750                 64
-    PanAmSat Corp.                                      1,643                 64
-    RCN Corp.                                           3,600                 64
-    Ralcorp Holdings, Inc.                              3,533                 64
-    Rare Hospitality International Inc.                 4,600                 64
-    Rio Hotel and Casino, Inc.                          4,000                 64
-    Summit Technology, Inc.                            14,600                 64
-    Thermo Cardiosystems Inc.                           6,100                 64
     UGI Corp. Holding Co.                               2,700                 64
-    Burlington Industries, Inc.                         5,703                 63
     Calgon Carbon Corp.                                 8,400                 63
     Chesapeake Corp. of Virginia                        1,700                 63
-    Collins & Aikman Corp.                             12,200                 63
     Colonial Gas Co.                                    1,800                 63
-    Correctional Services Corp.                         5,100                 63
     First Coastal Bankshares, Inc.                      2,700                 63
-    Garden Fresh Restaurant Corp.                       4,400                 63
-    Genesis Direct, Inc.                                8,100                 63
-    Global Industrial Technologies, Inc.                5,900                 63
     Industrial Scientific Corp.                         2,700                 63
-    NeXstar Pharmaceuticals Inc.                        6,812                 63
     Northwest Natural Gas Co.                           2,450                 63
-    Rogers Corp.                                        2,100                 63

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Rollins, Inc.                                       3,600         $       63
     Simmons First National                              1,700                 63
-    STAR Telecommunications, Inc.                       5,200                 63
-    Strattec Security Corp.                             2,100                 63
-    Syncor International Corp.                          2,300                 63
-    Acuson Corp.                                        4,200                 62
-    Andrx Corp.                                         1,200                 62
-    C-Cube Microsystems, Inc.                           2,300                 62
-    Dave & Busters, Inc.                                2,677                 62
-    Deltek Systems, Inc.                                3,700                 62
-    Highlands Insurance Group                           4,730                 62
     Lawter International Inc.                           5,300                 62
     Oakwood Homes Corp.                                 4,100                 62
     Park National Corp.                                   600                 62
     Polaroid Corp.                                      3,300                 62
-    Thermo Fibertek, Inc.                               8,750                 62
-    VideoServer, Inc.                                   3,400                 62
-    Zoll Medical Corp.                                  7,000                 62
-    Ace Cash Express, Inc.                              4,050                 61
-    Advanced Fibre
         Communications, Inc.                            5,600                 61
-    American Oncology
         Resources, Inc.                                 4,200                 61
-    Avant! Corp.                                        3,800                 61
     W.R. Berkley Corp.                                  1,800                 61
-    Berlitz International, Inc.                         2,101                 61
     Connecticut Water Services, Inc.                    2,250                 61
     Crawford & Co. Class B                              3,950                 61
-    Daisytek International Corp.                        3,200                 61
-    FileNet Corp.                                       5,300                 61
-    Fritz Cos., Inc.                                    5,600                 61
     IndyMac Mortgage Holdings, Inc.                     5,800                 61
     Intercargo Corp.                                    5,400                 61
-    Marshall Industries                                 2,500                 61
-    Newfield Exploration Co.                            2,900                 61
-    Perrigo Co.                                         6,900                 61
-    Proxymed Pharmacy, Inc.                             5,400                 61
-    UCAR International, Inc.                            3,400                 61
     UMB Financial Corp.                                 1,323                 61
-    Walter Industries, Inc.                             4,000                 61
-    Administaff, Inc.                                   2,400                 60
     Angelica Corp.                                      3,200                 60
-    Baldwin Technology, Inc. Class A                   10,700                 60
     Blair Corp.                                         2,700                 60
     EZCORP, Inc.                                        7,200                 60
-    Florida Panthers Holdings, Inc.                     6,400                 60
-    Lattice Semiconductor Corp.                         1,300                 60
     NCH Corp.                                           1,000                 60
-    Ocean Energy, Inc.                                  9,438                 60
-    SFX Entertainment, Inc.                             1,100                 60
-    Scientific Games Holdings Corp.                     3,200                 60
-    Station Casinos, Inc.                               7,300                 60
-    Sunrise Medical, Inc.                               4,800                 60
-    Vicorp Restaurants, Inc.                            3,900                 60
-    WHX Corp.                                           6,000                 60
     Baldor Electric Co.                                 2,900                 59
-    Bangor Hydro-Electric Co.                           4,600                 59
     Belden, Inc.                                        2,800                 59
-    Boise Cascade Office
         Products Corp.                                  4,400                 59
     Cabot Oil & Gas Corp. Class A                       3,900                 59
-    ChoicePoint Inc.                                      920                 59
     Crown American Realty Trust REIT                    7,600                 59
-    Davox Corp.                                         7,750                 59
-    Evergreen Resources, Inc.                           3,300                 59
     Fingerhut Co.                                       3,800                 59
-    Fuisz Technologies Ltd.                             4,600                 59
-    Information Resources, Inc.                         5,806                 59
-    MeriStar Hotels & Resorts, Inc.                    22,600                 59
     National Health Investors REIT                      2,400                 59
-    Oceaneering International, Inc.                     3,910                 59
-    Omnipoint Corp.                                     6,300                 59
-    Physician Reliance Network, Inc.                    4,500                 59
-    Ventas, Inc.                                        4,800                 59
-    Beverly Enterprises, Inc.                           8,600                 58
-    Cal Dive International, Inc.                        2,800                 58
     Harbor Florida Bancshares, Inc.                     5,200                 58
-    Hollywood Park, Inc.                                7,000                 58
-    Integrated Device Technology Inc.                   9,400                 58
     Invacare Corp.                                      2,400                 58
-    MGM Grand, Inc.                                     2,144                 58
     Sterling Bancshares, Inc.                           3,900                 58
-    Unilab Corp.                                       24,500                 58
-    Vanstar Corp.                                       6,300                 58
     Worthington Foods                                   3,066                 58
-    Diamond Multimedia Systems, Inc.                    8,900                 57
     Enterprise Products Partners L.P.                   3,800                 57
     Fidelity National Financial, Inc.                   1,870                 57
     Flushing Financial Corp.                            3,600                 57
-    Fourth Shift Corp.                                 12,600                 57
     Harleysville National Corp.                         1,470                 57
-    Integrated Health Services, Inc.                    4,000                 57
     Paul Mueller Co.                                    1,400                 57
-    Santa Fe Energy Resources, Inc.                     7,700                 57
-    Vicor Corp.                                         6,300                 57
     Wellman, Inc.                                       5,600                 57
-    Western Wireless Corp. Class A                      2,600                 57
-    Clayton Williams Energy, Inc.                       5,700                 57
     Associated Estates Realty
         Corp. REIT                                      4,700                 56
     BankAtlantic Bancorp, Inc. Class A                  8,690                 56
     CB Bancshares Inc./Hawaii                           1,800                 56
     Cascade Bancorp                                     3,200                 56
-    Computer Horizons Corp.                             2,100                 56
-    Davel Communications, Inc.                          3,057                 56
-    ETEC Systems, Inc.                                  1,400                 56
     First Western Bancorp                               1,750                 56
     Fund American Enterprise
         Holding Co.                                       400                 56
-    GT Interactive Software Corp.                      11,100                 56
     General Cable Corp.                                 2,750                 56
-    Hecla Mining Co.                                   15,500                 56
-    Hexcel Corp.                                        6,700                 56
-    Kaiser Aluminum &
         Chemical Corp.                                 11,400                 56
     Katy Industries, Inc.                               3,200                 56
-    MEMC Electronic Materials, Inc.                     6,600                 56
     Redwood Trust, Inc.                                 4,000                 56
-    Right Management Consultants                        3,800                 56
-    TBC Corp.                                           7,800                 56
     Talbots Inc.                                        1,800                 56
-    Allergan Specialty
         Therapeutics, Inc.                              5,890                 55
-    CDI Corp.                                           2,700                 55

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
-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
     Ferro Corp.                                         2,100         $       55
-    Genesco, Inc.                                       9,750                 55
     Glimcher Realty Trust REIT                          3,500                 55
     Jones Pharma, Inc.                                  1,500                 55
     Mark IV Industries, Inc.                            4,242                 55
-    Prime Hospitality Corp.                             5,200                 55
     Realty Income Corp. REIT                            2,200                 55
     A.O. Smith Corp.                                    2,250                 55
-    Sykes Enterprises, Inc.                             1,800                 55
     Wolohan Lumber Co.                                  4,222                 55
-    Cognex Corp.                                        2,700                 54
-    Consolidated Graphics, Inc.                           800                 54
     Granite Construction Co.                            1,600                 54
     Heilig-Meyers Co.                                   8,000                 54
-    Inacom Corp.                                        3,600                 54
     MTS Systems Corp.                                   4,020                 54
     Queens County Bancorp, Inc.                         1,800                 54
-    Sawtek Inc.                                         3,100                 54
     TIG Holdings, Inc.                                  3,500                 54
-    ThermoLase Corp.                                   11,800                 54
     Trenwick Group Inc.                                 1,650                 54
     United National Bancorp                             2,332                 54
     Apartment Investment
         Management Co.                                  1,441                 53
-    Argosy Gaming Co.                                  19,900                 53
     CV REIT, Inc.                                       4,200                 53
     Callaway Golf Co.                                   5,200                 53
     Damen Financial Corp                                3,200                 53
     Enesco Group, Inc.                                  2,300                 53
     Gables Residential Trust REIT                       2,300                 53
-    Genesis Health Ventures Inc.                        6,100                 53
     HMN Financial, Inc.                                 4,500                 53
-    HomeBase, Inc.                                      8,300                 53
     International Shipholding Corp.                     3,375                 53
-    Nuevo Energy Co.                                    4,600                 53
     Ocean Financial Corp.                               3,200                 53
-    Powertel Inc.                                       3,900                 53
-    QRS Corp.                                           1,100                 53
     Semco Energy Inc.                                   3,221                 53
     Tab Products                                        9,100                 53
-    Technisource, Inc.                                  5,400                 53
-    Thermedics Detection Inc.                           6,930                 53
-    Valence Technology, Inc.                            7,300                 53
     Vintage Petroleum, Inc.                             6,200                 53
     Ameron International Corp.                          1,400                 52
-    Ampal-American Israel Corp.                        12,000                 52
-    Asyst Technologies, Inc.                            2,556                 52
-    COMFORCE Corp.                                      9,713                 52
-    Data Transmission Network Corp.                     1,800                 52
     F & M Bancorp                                       1,579                 52
     Fedders Corp.                                       9,000                 52
-    Group Maintenance America Corp.                     4,300                 52
-    Jackpot Enterprises, Inc.                           5,500                 52
-    Jo-Ann Stores, Inc. Class A                         3,200                 52
     Landauer, Inc.                                      1,600                 52
-    Maxxam Inc.                                           900                 52
-    Ocwen Financial Corp.                               4,200                 52
-    Ortel Corp.                                         5,900                 52
-    Pacificare Health Systems Inc.
         Class A                                           712                 52
-    Plains Resources, Inc.                              3,717                 52
     Presidential Life Corp.                             2,600                 52
-    Standard Microsystem Corp.                          6,700                 52
-    Strategic Distribution, Inc.                       21,200                 52
-    Sun Healthcare Group, Inc.                          7,975                 52
-    WFS Financial, Inc.                                 8,310                 52
     Wabash National Corp.                               2,550                 52
-    Airgas, Inc.                                        5,700                 51
-    Barnett, Inc.                                       3,700                 51
-    Cadiz Inc.                                          6,700                 51
     Cadmus Communications Corp.                         2,700                 51
-    Carmike Cinemas, Inc. Class A                       2,511                 51
-    Farm Family Holdings, Inc.                          1,500                 51
     Fidelity Bancorp, Inc.                              2,100                 51
-    Foodmaker, Inc.                                     2,300                 51
-    E. Gottschalk & Co., Inc.                           6,700                 51
     LSI Industries Inc.                                 2,264                 51
     Luby's Cafeterias, Inc.                             3,300                 51
-    Lydall, Inc.                                        4,300                 51
     Prime Group Realty Trust REIT                       3,400                 51
-    SVI Holdings, Inc.                                  7,000                 51
     St. Francis Capital Corp.                           1,200                 51
-    URS Corp.                                           2,200                 51
     Wackenhut Corp.                                     2,008                 51
     Westcorp, Inc.                                      7,300                 51
-    Acmat Corp. Class A                                 3,200                 50
-    Advanced Lighting
         Technologies, Inc.                              5,100                 50
     Arrow Financial Corp.                               1,905                 50
     Bank of the Ozarks, Inc.                            2,200                 50
-    Bell Industries, Inc.                               4,400                 50
     Chiquita Brands International, Inc.                 5,200                 50
     Commercial Metals Co.                               1,800                 50
-    Jenny Craig Inc.                                    8,300                 50
-    Drexler Technology Corp.                            4,200                 50
     Energy West Inc.                                    5,200                 50
     Erie Indemnity Co. Class A                          1,600                 50
-    Kaneb Services, Inc.                               12,384                 50
-    Kitty Hawk, Inc.                                    4,500                 50
     LandAmerica Financial Group, Inc.                     900                 50
-    M&F Worldwide Corp.                                 5,000                 50
-    Mentor Graphics Corp.                               5,900                 50
-    Nashua Corp.                                        3,786                 50
-    North American Vaccine, Inc.                        5,639                 50
     PXRE Corp.                                          2,000                 50
     Pennsylvania Enterprises Inc.                       1,966                 50
     RFS Hotel Investors, Inc. REIT                      4,100                 50
     Springs Industries Inc. Class A                     1,200                 50
     Block Drug Co. Class A                              1,132                 49
-    Breed Technological Inc.                            6,000                 49
-    Forte Software, Inc.                                8,400                 49
-    Genesys Telecommunications
         Laboratories, Inc.                              2,200                 49
-    Global DirectMail Corp.                             2,100                 49
-    ITC DeltaCom, Inc.                                  3,200                 49
-    Immune Response Corp.                               4,500                 49
     Lincoln Electric Holdings                           2,200                 49
-    Microwave Power Devices, Inc.                       4,700                 49
-    Miller Industries, Inc.                            10,900                 49
     Olsten Corp.                                        6,650                 49
-    Open Market, Inc.                                   4,200                 49
     Ottawa Financial Corp.                              2,310                 49
     Prime Bancorp Inc.                                  3,100                 49
     Sun Communities, Inc. REIT                          1,400                 49

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Universal Health Realty
         Income Trust                                    2,500         $       49
-    West TeleServices Corp.                             5,000                 49
     Western Bancorp                                     1,662                 49
     Zenith National Insurance Corp.                     2,100                 49
-    AirTran Holdings, Inc.                             18,200                 48
-    Carriage Services, Inc.                             1,700                 48
     Fleming Cos., Inc.                                  4,600                 48
     G & K Services, Inc.                                  900                 48
     P.H. Glatfelter Co.                                 3,900                 48
     Guilford Mills, Inc.                                2,900                 48
-    Harken Energy Corp.                                24,900                 48
-    KEMET Corp.                                         4,300                 48
-    Noodle Kidoodle Inc.                                5,000                 48
-    Offshore Logistics, Inc.                            4,000                 48
     Overseas Shipholding Group Inc.                     3,000                 48
-    Oxigene, Inc.                                       4,500                 48
-    Proxim, Inc.                                        1,800                 48
-    SanDisk Corp.                                       3,400                 48
-    Scholastic Corp.                                      900                 48
-    Seven Seas Petroleum Inc.                           7,200                 48
-    SpectraLink Corp.                                  13,200                 48
     L. S. Starrett Co. Class A                          1,400                 48
-    Synetic, Inc.                                       1,100                 48
-    Alydaar Software Corp.                              5,700                 47
-    American Eagle Outfitters, Inc.                       700                 47
     AmerUs Life Holdings, Inc.                          2,084                 47
     Arrow International, Inc.                           1,500                 47
-    Crown Castle International Corp.                    2,000                 47
-    Dura Pharmaceuticals, Inc.                          3,100                 47
-    Go Video, Inc.                                     15,500                 47
-    Il Fornaio (America) Corp.                          6,400                 47
-    Imperial Credit Industries Inc.                     5,600                 47
-    International Telecommunication
         Data Systems, Inc.                              3,200                 47
     JLG Industries, Inc.                                3,000                 47
-    Kensey Nash Corp.                                   5,800                 47
-    Maverick Tube Corp.                                 8,400                 47
-    Medical Manager Corp.                               1,500                 47
     Pittston BAX Group                                  4,250                 47
-    Southland Corp.                                    24,800                 47
-    Staff Leasing,Inc.                                  4,000                 47
-    Advanced Communication
         Systems, Inc.                                   3,700                 46
-    Basin Exploration Inc.                              3,700                 46
     Century Bancorp, Inc. Class A                       2,500                 46
-    Corporate Express, Inc.                             8,950                 46
     Foster Wheeler Corp.                                3,500                 46
     Imperial Holly Corp.                                5,664                 46
-    NBTY, Inc.                                          6,500                 46
-    Old Dominion Freight Line, Inc.                     4,000                 46
     Standard Commercial Tobacco Co.                     5,363                 46
-    Thermedics, Inc.                                    4,300                 46
     United Mobile Homes, Inc.                           4,300                 46
-    Acceptance Insurance Cos. Inc.                      2,200                 45
-    Alliance Semiconductor Corp.                       11,100                 45
     Boddie-Noell Properties Inc.                        4,300                 45
-    Datastream Systems, Inc.                            3,900                 45
     First Union Real Estate REIT                        7,700                 45
     Gerber Scientific, Inc.                             1,900                 45
     Hancock Fabrics, Inc.                               5,400                 45
     Haven Bancorp, Inc.                                 3,000                 45
-    LeukoSite, Inc.                                     4,500                 45
     MFB Corp.                                           2,000                 45
     Manufactured Home
         Communities, Inc. REIT                          1,800                 45
     Mid Atlantic Realty Trust REIT                      3,650                 45
-    NCS HealthCare, Inc.                                1,900                 45
-    Pride International Inc.                            6,400                 45
-    Scott Technologies, Inc.                            2,700                 45
     Sizzlers Property Investors, Inc.                   5,100                 45
     Tecumseh Products Co. Class B                       1,000                 45
-    Telegroup, Inc.                                    34,600                 45
     American Bancorp (West Virginia)                    2,000                 44
-    Avid Technology, Inc.                               1,900                 44
-    Bio-Rad Laboratories, Inc. Class A                  2,100                 44
-    Cameron Ashley Building Products                    3,392                 44
     Cavalier Homes, Inc.                                3,840                 44
-    Christiana Cos., Inc.                               2,300                 44
-    The Good Guys, Inc.                                 6,800                 44
-    Insituform Technologies Class A                     3,000                 44
-    Insignia Financial Group, Inc.                      3,666                 44
-    Precision Response Corp.                            5,800                 44
-    RailTex, Inc.                                       3,894                 44
-    SEEC, Inc.                                          6,800                 44
     St. John Knits, Inc.                                1,700                 44
     St. Mary Land & Exploration Co.                     2,372                 44
-    Stage Stores, Inc.                                  4,700                 44
-    Tech-Sym Corp.                                      1,998                 44
     Bassett Furniture Industries, Inc.                  1,800                 43
-    Cone Mills Corp.                                    7,600                 43
     Connecticut Energy Corp.                            1,400                 43
-    Credit Management Solutions, Inc.                   7,900                 43
-    ESS Technology, Inc.                                8,600                 43
-    Ladd Furniture Inc.                                 2,666                 43
     A. Schulman Inc.                                    1,900                 43
-    Aavid Thermal Technologies                          2,500                 42
-    Applied Innovation Inc.                            12,200                 42
-    BankUnited Financial Corp.                          5,300                 42
-    Building One Services Corp.                         2,000                 42
     California Independent Bancorp                      2,100                 42
     A.M. Castle & Co.                                   2,800                 42
-    Checkpoint Systems, Inc.                            3,400                 42
-    CorVel Corp.                                        1,200                 42
     Ethyl Corp.                                         7,300                 42
-    Goody's Family Clothing, Inc.                       4,200                 42
-    HS Resources Inc.                                   5,500                 42
-    Immucor Inc.                                        4,854                 42
-    Intergraph Corp.                                    7,300                 42
-    Itron, Inc.                                         5,900                 42
-    Lancer Corp.                                        3,802                 42
-    Matria Healthcare, Inc.                            14,600                 42
     Mitchell Energy & Development
         Corp. Class A                                   3,700                 42
     NYMAGIC, Inc.                                       2,000                 42
-    OmniAmerica Inc.                                    1,300                 42
     Optical Coating Laboratory, Inc.                    1,600                 42
     Public Service Co. of
         North Carolina, Inc.                            1,600                 42
     Sunbeam Corp.                                       6,000                 42
     Tanger Factory Outlet
         Centers, Inc. REIT                              1,989                 42
     US Bancorp, Inc.                                    2,100                 42
-    Vertex Pharmaceuticals, Inc.                        1,400                 42
-    Vincam Group, Inc.                                  2,400                 42





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
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                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
-    WMS Industries, Inc.                                5,700         $       42
     Arch Coal, Inc.                                     2,400                 41
-    CFI ProServices, Inc.                               3,531                 41
     CNA Surety Corp.                                    2,610                 41
-    Caliber Learning Network, Inc.                      9,600                 41
     Carter-Wallace, Inc.                                2,100                 41
     Commercial Intertech Corp.                          3,200                 41
-    CustomTracks Corp.                                  3,800                 41
     Daniel Industries, Inc.                             3,400                 41
     First International Bancorp, Inc.                   4,700                 41
-    Harbinger Corp.                                     5,175                 41
     K2 Inc.                                             3,964                 41
-    Lazare Kaplan International, Inc.                   5,900                 41
     Pizza Inn, Inc.                                     9,200                 41
-    Sabratek Corp.                                      2,500                 41
-    Sonic Automotive, Inc.                              1,200                 41
-    Syms Corp.                                          4,500                 41
     UniFirst Corp.                                      1,800                 41
     WSFS Financial Corp.                                2,400                 41
     XTRA Corp.                                          1,000                 41
     Ametek Aerospace Products Inc.                      1,800                 40
-    Banctec, Inc.                                       3,200                 40
-    Capital Trust Class A                               6,600                 40
-    Coram Healthcare Corp.                             21,523                 40
     Crown Crafts, Inc.                                  6,400                 40
     Frontier Insurance Group, Inc.                      3,080                 40
-    Gibson Greetings, Inc.                              3,400                 40
-    Insurance Auto Auctions, Inc.                       3,400                 40
-    Meade Instruments Corp.                             3,300                 40
     Medford Bancorp, Inc.                               2,400                 40
-    Michaels Stores, Inc.                               2,200                 40
-    Perclose, Inc.                                      1,200                 40
-    Rohn Industries Inc.                               11,500                 40
-    SEACOR SMIT Inc.                                      800                 40
-    Sizzler International                              17,600                 40
     Southwestern Energy Co.                             5,300                 40
-    Spectranetics Corp.                                14,100                 40
     Vermont Financial Services Corp.                    1,200                 40
     Applebee's International, Inc.                      1,900                 39
-    Atwood Oceanics, Inc.                               2,266                 39
-    Clintrials Research, Inc.                           9,800                 39
     DT Industries, Inc.                                 2,500                 39
-    Glenayre Technologies, Inc.                         8,900                 39
-    Global Industries Ltd.                              6,400                 39
-    Hauser, Inc.                                        8,800                 39
     Innkeepers USA Trust REIT                           3,300                 39
     R.H. Donnelley Corp.                                2,680                 39
-    Saxton Inc.                                         6,000                 39
     Schweitzer-Mauduit
         International, Inc.                             2,550                 39
-    Sensormatic Electronics Corp.                       5,600                 39
     Superior Industries
         International, Inc.                             1,400                 39
-    Apria Healthcare                                    4,200                 38
-    Aspen Technologies, Inc.                            2,600                 38
     Belco Oil & Gas Corp.                               6,900                 38
-    Comdial Corp.                                       4,300                 38
-    Energy Conversion Devices, Inc.                     5,300                 38
     M.A. Hanna Co.                                      3,100                 38
     NUI Corp.                                           1,400                 38
-    Nautica Enterprises, Inc.                           2,500                 38
     NewSouth Bancorp, Inc.                              2,100                 38
     Oil-Dri Corp. of America                            2,500                 38
-    O'Reilly Automotive, Inc.                             800                 38
-    Software Spectrum, Inc.                             2,400                 38
-    Supreme International Corp.                         3,150                 38
     Tremont Corp.                                       1,142                 38
-    Webco Industries, Inc.                              5,800                 38
     AGCO Corp.                                          4,700                 37
     Avado Brands, Inc.                                  4,500                 37
-    Catherines Stores                                   3,400                 37
-    Dril-Quip, Inc.                                     2,100                 37
     Equity Inns, Inc. REIT                              3,800                 37
     F.N.B. Corp.                                        1,300                 37
-    FaxSav Inc.                                         6,000                 37
-    Grand Casinos, Inc.                                 4,650                 37
     Green Street Financial Corp.                        2,600                 37
     Hunt Corp.                                          3,500                 37
-    Keystone Consolidated
         Industries, Inc.                                4,600                 37
     LTV Corp.                                           6,400                 37
     Oneida Ltd.                                         2,500                 37
     Penn Virginia Corp.                                 2,000                 37
-    Renaissance Worldwide, Inc.                         6,000                 37
-    Renal Care Group, Inc.                              1,300                 37
-    ReSound Corp.                                       9,800                 37
-    Shuffle Master, Inc.                                5,133                 37
     Thornburg Mortgage Asset Corp.                      4,900                 37
-    Zamba Corp.                                        19,000                 37
     Amcast Industrial Corp.                             1,904                 36
-    Concentra Managed Care                              3,400                 36
     Corporate Office Properties
         Trust, Inc.                                     5,000                 36
-    Cypros Pharmaceuticals Corp.                       10,950                 36
     Donnelly Corp.                                      2,800                 36
     EVEREN Capital Corp.                                1,600                 36
-    Exabyte Corp.                                       6,600                 36
-    Greyhound Lines, Inc.                               6,100                 36
     Lance, Inc.                                         1,800                 36
     Lillian Vernon Corp.                                2,200                 36
-    Magellan Health Services, Inc.                      4,300                 36
-    Mattson Technology, Inc.                            6,200                 36
-    PharMerica, Inc.                                    6,013                 36
-    Protocol Systems, Inc.                              5,000                 36
-    Steel Dynamics, Inc.                                3,100                 36
-    Stratus Properties, Inc.                            9,500                 36
-    U.S. Bioscience                                     5,050                 36
-    Walker Interactive Systems, Inc.                    5,300                 36
-    World Acceptance Corp.                              5,500                 36
     Atlanta Sosnoff Capital                             4,200                 35
-    Boole & Babbage Inc.                                1,200                 35
     Cross Timbers Oil Co.                               4,725                 35
-    Eco Soil Systems, Inc.                              4,000                 35
-    Fresh America Corp.                                 2,100                 35
-    Giant Cement Holding, Inc.                          1,400                 35
     Green Mountain Power Corp.                          3,300                 35
-    Health Management Systems, Inc.                     4,453                 35
     Hopfed Bancorp, Inc.                                2,000                 35
-    Lumisys, Inc.                                       7,400                 35
-    MLC Holdings, Inc.                                  3,900                 35
-    Medaphis Corp.                                     10,700                 35
-    MIPS Technologies, Inc.                             1,100                 35
-    Rochester Medical Corp.                             2,300                 35
-    Superior Consultant Holdings Corp.                    800                 35





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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
-    Thermo VolTek Corp.                                 5,250         $       35
-    Veterinary Centers of America, Inc.                 1,740                 35
     Advanta Corp. Class A                               2,563                 34
     Apogee Enterprises, Inc.                            3,000                 34
     Dimon Inc.                                          4,600                 34
     EDO Corp.                                           4,000                 34
     Holly Corp.                                         2,000                 34
-    Swift Energy Co.                                    4,600                 34
-    Todhunter International, Inc.                       4,200                 34
-    Trimble Navigation Ltd.                             4,700                 34
     Waddell & Reed Financial, Inc.                      1,445                 34
-    Zebra Technologies Corp. Class B                    1,170                 34
     Ziegler Cos., Inc.                                  1,800                 34
-    American Classic Voyager Co.                        1,900                 33
-    Arcadia Financial Ltd.                              9,200                 33
-    Digene Corp.                                        5,900                 33
-    Immunomedics Inc.                                   7,900                 33
     Ingles Markets, Inc.                                3,000                 33
     Interface, Inc.                                     3,600                 33
-    Komag, Inc.                                         3,200                 33
     Merchants Bancshares, Inc.                          1,300                 33
-    Mesaba Holdings, Inc.                               1,600                 33
-    Planet Hollywood International,
         Inc. Class A                                   14,200                 33
-    Remedy Corp.                                        2,400                 33
-    Shoney's Inc.                                      24,795                 33
     Spartan Motors, Inc.                                5,800                 33
     Titan International, Inc.                           3,500                 33
-    VLSI Technology, Inc.                               3,000                 33
-    Varco International, Inc.                           4,200                 33
-    Windmere-Durable Holdings Inc.                      4,200                 33
-    Amresco, Inc.                                       3,600                 32
-    Avatar Holding, Inc.                                2,000                 32
-    Big Dog Holdings, Inc.                              6,700                 32
-    Coherent, Inc.                                      2,600                 32
     Freeport-McMoRan Copper &
         Gold, Inc. Class A                              3,348                 32
     Harnischfeger Industries Inc.                       3,100                 32
-    Hologic, Inc.                                       2,600                 32
-    Information Management
         Associates, Inc.                                5,500                 32
     NBT Bancorp, Inc.                                   1,365                 32
-    Nu Horizons Electronics Corp.                       6,300                 32
-    Optical Cable Corp.                                 2,600                 32
-    Orange-Co, Inc.                                     4,900                 32
-    Pericom Semiconductor Corp.                         3,000                 32
-    PhyCor, Inc.                                        4,750                 32
-    Twinlab Corp.                                       2,400                 32
-    Weirton Steel                                      20,600                 32
-    ABR Information Services, Inc.                      1,600                 31
-    Allen Telecom Inc.                                  4,600                 31
-    Coeur D'Alene Mines Corp.                           6,800                 31
     Covest Bankshares, Inc.                             2,500                 31
-    Crescent Operating, Inc. REIT                       6,560                 31
-    DoubleClick Inc.                                      700                 31
-    Drug Emporium, Inc.                                 6,128                 31
     G & L Realty Corp.                                  2,404                 31
     Merit Holding Corp.                                 1,700                 31
     Mississippi Chemical Corp.                          2,200                 31
-    Navigators Group, Inc.                              2,000                 31
     Oxford Industries, Inc.                             1,100                 31
-    Pharmacopeia, Inc.                                  3,300                 31
-    Quest Education Corp.                               3,100                 31
-    Satcon Technology Corp.                             5,407                 31
-    Seagull Energy Corp.                                4,904                 31
-    Spaghetti Warehouse, Inc.                           4,000                 31
-    SpectRx, Inc.                                       5,074                 31
-    SuperGen, Inc.                                      3,400                 31
-    Universal Electronics, Inc.                         2,900                 31
-    Able Telcom Holding Corp.                           5,200                 30
-    Aerial Communications Inc.                          5,100                 30
     Anthracite Capital Inc.                             3,800                 30
-    Billing Concepts Corp.                              2,700                 30
-    Biotechnology General                               4,300                 30
-    Black Box Corp.                                       800                 30
     Excel Industries, Inc.                              1,700                 30
     FirstBank Corp.                                     2,000                 30
-    Gensia Sicor Inc.                                   6,600                 30
-    Hain Food Group, Inc.                               1,200                 30
-    Heartland Technology, Inc                           5,500                 30
-    Konover Property Trust, Inc. REIT                   4,300                 30
     MMI Cos., Inc.                                      1,800                 30
-    Manhattan Associates, Inc.                          1,100                 30
-    Recovery Engineering, Inc.                          4,600                 30
-    Revlon, Inc. Class A                                1,800                 30
-    Sunburst Hospitality Corp.                          6,966                 30
     Terra Industries, Inc.                              4,900                 30
     Torch Energy Royalty Trust                          6,800                 30
     Westbanco Inc.                                      1,000                 30
-    Winter Sports Inc.                                  2,425                 30
-    Xoma Corp.                                          9,500                 30
-    Aftermarket Technology Corp.                        3,700                 29
-    Ampex Corp. Class A                                25,700                 29
-    Boyd Gaming Corp.                                   8,900                 29
-    Clarify, Inc.                                       1,200                 29
-    Coventry Health Care Inc.                           3,345                 29
     Georgia Gulf Corp.                                  1,800                 29
-    Impco Technologies Inc.                             2,200                 29
-    Just for Feet, Inc.                                 1,650                 29
     Schnitzer Steel Industries,
         Inc. Class A                                    2,000                 29
     Southern Peru Copper Corp.                          3,100                 29
-    Stein Mart, Inc.                                    4,100                 29
     Stewart & Stevenson Services, Inc.                  3,000                 29
-    TRO Learning, Inc.                                  3,600                 29
-    United Capital Corp.                                1,700                 29
-    Viasoft, Inc.                                       4,100                 29
     Ambanc Holding Co., Inc.                            1,600                 28
-    Boston Beer Co., Inc. Class A                       3,300                 28
-    Cirrus Logic, Inc.                                  2,900                 28
-    Electronic Retailing Systems
         International, Inc.                             9,900                 28
-    Healthcare Financial Partners, Inc.                   700                 28
-    Hot Topic, Inc.                                     2,200                 28
-    Input/Output, Inc.                                  3,800                 28
-    Manugistics Group, Inc.                             2,200                 28
-    Petrocorp, Inc.                                     4,822                 28
-    Sybase, Inc.                                        3,840                 28
-    TeleSpectrum Worldwide Inc.                         2,900                 28
-    UniSource Energy Corp.                              2,100                 28
-    Vantive Corp.                                       3,500                 28
-    Walbro Corp.                                        4,400                 28
-    Advanced Tissue Sciences Inc.                      10,400                 27
-    Applied Graphics Technologies, Inc.                 1,660                 27





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
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                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
-    Crestline Capital Corp.                             1,840         $       27
-    infoUSA, Inc. Class B                               5,084                 27
     Inland Steel Industries, Inc.                       1,591                 27
     Nash-Finch Co.                                      1,900                 27
     Penford Corp.                                       1,700                 27
-    Premiere Technologies, Inc.                         3,700                 27
-    TCSI Corp.                                         12,800                 27
-    TransTexas Gas Corp.                               10,300                 27
-    Wyman-Gordon Corp.                                  2,600                 27
-    Badger Paper Mills, Inc.                            3,200                 26
     BankAtlantic Bancorp, Inc. Class B                  3,592                 26
-    Base Ten Systems Class A                            8,000                 26
-    ContiFinancial Corp.                                3,600                 26
     Gainsco, Inc.                                       4,300                 26
-    Graham-Field Health Products Inc.                   7,800                 26
-    Griffin Land & Nurseries, Inc.                      2,000                 26
-    Homestead Village, Inc.                             5,734                 26
-    Lexington Global Asset
         Managers, Inc.                                  6,600                 26
-    Molecular Biosystems, Inc.                          8,697                 26
     Pan Pacific Retail Properties,
         Inc. REIT                                       1,300                 26
-    Sola International Inc.                             1,500                 26
-    Starter Corp.                                       9,600                 26
     TF Financial Corp.                                  1,500                 26
     Tech/Ops Sevcon, Inc.                               1,900                 26
-    Urocor, Inc.                                        4,000                 26
-    Youth Services International, Inc.                  6,900                 26
-    Aetrium, Inc.                                       2,300                 25
     Alamo Group, Inc.                                   2,200                 25
     Apex Mortgage Capital, Inc. REIT                    2,600                 25
     CVB Financial Corp.                                 1,100                 25
-    California Microwave, Inc.                          2,700                 25
-    I-STAT Corp.                                        3,300                 25
-    Lynx Therapeutics Inc.                              2,200                 25
     Merrill Corp.                                       1,300                 25
-    Mosaix Inc.                                         3,200                 25
-    National City Bancorporation                          968                 25
-    National Processing, Inc.                           4,600                 25
-    Omega Health Systems, Inc.                          5,700                 25
-    Seattle FilmWorks, Inc.                             5,375                 25
-    Secure Computing Corp.                              1,300                 25
     Telxon Corp.                                        1,800                 25
-    Trump Hotels & Casino Resorts, Inc.                 6,700                 25
     Ampco-Pittsburgh Corp.                              2,200                 24
     Cato Corp. Class A                                  2,400                 24
-    Electroglas, Inc.                                   2,000                 24
-    First Consulting Group, Inc.                        1,155                 24
-    GST Telecommunications Inc.                         3,700                 24
     Glenborough Realty Trust, Inc. REIT                 1,200                 24
-    Gradall Industries, Inc.                            1,700                 24
     Granite State Bankshares, Inc.                      1,000                 24
     Great Southern Bancorp, Inc.                        1,000                 24
     Heritage Financial Corp.                            2,500                 24
-    LTX Corp.                                           9,300                 24
     Maine Public Service Co.                            1,600                 24
-    Micrion Corp.                                       2,000                 24
-    Midwest Express Holdings, Inc.                        900                 24
-    NPC International Class A                           2,000                 24
-    National Western Life
         Insurance Co. Class A                             200                 24
     Patriot Bank Corp.                                  2,000                 24
-    John B. Sanfilippo & Son, Inc.                      5,600                 24
-    AMF Bowling, Inc.                                   4,400                 23
-    Celtrix Pharmaceuticals                            13,800                 23
     Conectiv, Inc. Class A                                575                 23
-    Data Race, Inc.                                     6,778                 23
-    Designs, Inc.                                      12,050                 23
     Health Care REIT, Inc.                                900                 23
-    I-Link, Inc.                                       10,800                 23
-    InfoSpace.com, Inc.                                   600                 23
-    Magnum Hunter Resources Inc.                        7,700                 23
-    MetaCreations Corp.                                 4,197                 23
-    Osicom Technologies, Inc.                           1,347                 23
     Salient 3 Communications, Inc.
         Class A                                         2,500                 23
-    SonoSight, Inc.                                     2,200                 23
-    3DO Co.                                             4,800                 23
-    Todd Shipyards Corp.                                4,753                 23
-    ABC Rail Products Corp.                             1,800                 22
-    APAC Teleservices, Inc.                             5,900                 22
-    Alexander's, Inc.                                     277                 22
-    Brite Voice Systems, Inc.                           2,814                 22
-    Catalytica, Inc.                                    1,200                 22
-    EEX Corp.                                           3,148                 22
-    Electromagnetic Sciences, Inc.                      1,600                 22
     Farrel Corp.                                       10,800                 22
-    Learning Tree International, Inc.                   2,400                 22
-    Lechters Corp.                                      9,000                 22
-    Lone Star Steakhouse &
         Saloon, Inc.                                    2,400                 22
-    Marine Drilling Co., Inc.                           2,800                 22
-    Martek Biosciences Corp.                            2,700                 22
-    Rehabilicare, Inc.                                  6,880                 22
-    Rocky Mountain Chocolate
         Factory, Inc.                                   4,100                 22
-    Royal Appliance
         Manufacturing Co.                               6,014                 22
     J.M. Smucker Co. Class A                              900                 22
-    Systems & Computer
         Technology Corp.                                1,600                 22
-    Applix, Inc.                                        5,400                 21
     Capstead Mortgage Corp.                             5,050                 21
     Circle International Group, Inc.                    1,000                 21
-    Comfort Systems USA, Inc.                           1,200                 21
-    Consolidated Freightways Corp.                      1,300                 21
-    Consumer Portfolio Services, Inc.                   5,400                 21
-    Filene's Basement Corp.                             8,895                 21
     First Mutual Bancorp, Inc.                          1,200                 21
-    Foothill Independent Bancorp.                       1,391                 21
-    GRC International, Inc.                             3,400                 21
-    Gadzooks, Inc.                                      2,700                 21
-    Halter Marine Group, Inc.                           4,369                 21
     Horizon Financial Corp.                             1,635                 21
-    Integrated Process
         Equipment Corp.                                 1,976                 21
-    Intelidata Technologies Corp.                      15,900                 21
-    Kendle International Inc.                             900                 21
-    Laboratory Corp. of America                        15,624                 21
-    Merisel, Inc.                                       8,800                 21
-    Metromedia International
         Group, Inc.                                     3,900                 21
-    Miravant Medical Technology                         1,600                 21
-    Nastech Pharmaceutical Co., Inc.                    5,300                 21
-    PRT Group Inc.                                      7,000                 21

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
-    QAD Inc.                                            6,000         $       21
-    Rainforest Cafe, Inc.                               3,525                 21
-    S3, Inc.                                            2,800                 21
-    Signal Technology Corp.                             7,847                 21
-    Splash Technology Holdings, Inc.                    2,800                 21
-    Ascent Entertainment Group, Inc.                    2,775                 20
     Berkshire Realty Co., Inc. REIT                     2,100                 20
-    Castle & Cooke Inc.                                 1,366                 20
-    Chalone Wine Group Ltd.                             1,960                 20
-    Darling International, Inc.                         6,600                 20
-    Dialogic Corp.                                      1,000                 20
-    Franklin Electronic Publishers, Inc.                1,700                 20
-    Invision Technologies, Inc.                         3,200                 20
-    Marcam Solutions, Inc.                              3,200                 20
-    Natural Wonders                                     4,300                 20
-    NovaCare, Inc.                                      8,100                 20
-    Objective Systems Integrators, Inc.                 4,400                 20
-    PictureTel Corp.                                    3,000                 20
-    Quaker City Bancorp, Inc.                           1,250                 20
-    Schuler Homes Inc.                                  2,800                 20
-    Stac, Inc.                                         14,470                 20
     Tower Realty Trust, Inc. REIT                       1,000                 20
-    Trans World Entertainment Corp.                     1,050                 20
-    Vestcom International, Inc.                         2,200                 20
-    York Research Corp.                                 5,900                 20
-    Active Voice Corp.                                  2,500                 19
-    American Wagering, Inc.                             2,300                 19
-    Chic By H.I.S., Inc.                                6,020                 19
     Getty Realty Holding Corp.                          1,300                 19
-    Interneuron Pharmaceutical, Inc.                    5,700                 19
     M/A/R/C, Inc.                                       1,800                 19
     Oregon Steel Mills, Inc.                            1,600                 19
-    PICO Holdings, Inc.                                 1,402                 19
-    Primadonna Resorts, Inc.                            2,200                 19
-    SpecTran Corp.                                      4,600                 19
     Synalloy Corp.                                      2,200                 19
-    Total-Tel USA Communications, Inc.                  1,100                 19
-    VWR Scientific Products Corp.                       1,100                 19
-    Wellsford Real Properties Inc. REIT                 1,812                 19
-    Algos Pharmaceutical Corp.                            700                 18
-    @Entertainment, Inc.                                2,600                 18
     Berry Petroleum Class A                             1,300                 18
-    FiberMark, Inc.                                     1,300                 18
     Greater Delaware Valley
         Savings Bank                                    1,500                 18
-    Labor Ready, Inc.                                     900                 18
     Life USA Holding, Inc.                              1,400                 18
     Oak Hill Financial, Inc.                            1,000                 18
     Oregon Trail Financial Corp.                        1,500                 18
     RPC Inc.                                            2,400                 18
-    School Specialty, Inc.                                827                 18
     Tejon Ranch Co.                                       900                 18
-    Thermo TerraTech, Inc.                              4,100                 18
     Andover Bancorp, Inc.                                 500                 17
-    Kenneth Cole Productions, Inc.                        900                 17
     Cubic Corp.                                           900                 17
-    Employee Solutions, Inc.                            6,700                 17
-    General Magic, Inc.                                 3,300                 17
-    Inprise Corp.                                       3,000                 17
-    Liposome Co., Inc.                                  1,100                 17
-    Medialink Worldwide, Inc.                           1,000                 17
-    Medical Graphics Corp.                             14,550                 17
-    National Dentex Corp.                               1,000                 17
-    Parker Drilling Co.                                 5,400                 17
-    Styling Technology Corp.                            1,800                 17
-    Thermotrex Corp.                                    2,000                 17
     Titanium Metals Corp.                               2,000                 17
     Urstadt Biddle Properties REIT                      2,100                 17
     Urstadt Biddle Properties REIT
         Class A                                         2,100                 17
-    Xiox Corp.                                          1,900                 17
-    Alliance Pharmaceutical Corp.                       4,798                 16
-    Atrix Laboratories, Inc.                            1,800                 16
-    Caribiner International, Inc.                       1,700                 16
-    Carrington Labs Inc.                                7,400                 16
-    Danielson Holdings Corp.                            4,500                 16
-    Echo Bay Mines Ltd.                                 9,400                 16
-    Encore Wire Corp.                                   1,700                 16
-    Marvel Enterprises Inc.                             2,600                 16
-    Nord Resources Corp.                               15,700                 16
-    Penwest Pharmaceuticals Co.                         2,550                 16
-    Red Brick Systems, Inc.                             2,700                 16
-    Scheid Vineyards, Inc. Class A                      3,300                 16
-    SITEL Corp.                                         6,500                 16
-    Trans World Airlines                                3,300                 16
-    AER Energy Resources, Inc.                         20,300                 15
-    American Coin Merchandising, Inc.                   2,600                 15
-    California Amplifier, Inc.                          7,800                 15
-    Cellnet Data Systems, Inc.                          3,000                 15
-    Geoworks Corp.                                      4,000                 15
     ISCO, Inc.                                          2,700                 15
-    Material Sciences Corp.                             1,800                 15
-    Maxim Pharmaceuticals, Inc.                         1,000                 15
-    Schein Pharmaceutical, Inc.                         1,000                 15
-    Synagro Technologies Inc.                           4,100                 15
-    Total Containment, Inc.                             2,100                 15
     TransPro Inc.                                       3,000                 15
     U.S.B. Holding Co., Inc.                              862                 15
-    WMF Group Ltd.                                      2,466                 15
-    Adams Golf, Inc.                                    3,300                 14
-    Aztec Technology Partners, Inc.                     3,788                 14
     BMC Industries, Inc.                                2,237                 14
     Birmingham Steel Corp.                              3,350                 14
-    Epitope Inc.                                        2,300                 14
     Greater Community Bancorp                           1,200                 14
     Herbalife International, Inc. Class B               1,266                 14
-    INSpire Insurance Solutions, Inc.                     750                 14
-    Lifecore Biomedical Inc.                            1,400                 14
-    PlayCore, Inc.                                      3,100                 14
-    Premisys Communications, Inc.                       1,500                 14
-    Redhook Ale Brewery, Inc.                           3,000                 14
     Roadway Express Inc.                                1,000                 14
-    Scherer Health                                      3,200                 14
-    Toymax International, Inc.                          2,700                 14
     United Cos. Finance Corp.                           4,100                 14
     Virco Manufacturing Corp.                             770                 14
-    Volt Information Sciences Inc.                        600                 14
-    American Banknote Corp.                             9,100                 13
-    Cardima, Inc.                                       5,000                 13
-    Central Financial Acceptance Corp.                  3,000                 13
-    Conrad Industries, Inc.                             3,300                 13
-    Crown Vantage, Inc.                                 5,680                 13
-    e.spire Communications, Inc.                        2,000                 13
-    Geneva Steel Co. Class A                           26,500                 13

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
-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
-    Grey Wolf, Inc.                                    15,800         $       13
-    IGI, Inc.                                           6,710                 13
-    Meridian Gold Co.                                   2,300                 13
-    Metra Biosystems, Inc.                             13,000                 13
-    NetManage, Inc.                                     7,147                 13
-    Performance Food Group Co.                            450                 13
-    Phoenix Technologies LTD.                           1,470                 13
-    Rutherford-Moran Oil Corp.                          4,500                 13
-    Sciclone Pharmaceuticals Inc.                      11,800                 13
-    TST Impreso, Inc.                                   5,300                 13
-    The TesseracT Group, Inc.                           5,000                 13
-    Vertex Industries, Inc.                             6,700                 13
     Vesta Insurance Group, Inc.                         2,200                 13
-    Vistana, Inc.                                         900                 13
-    Hollywood Casino Corp.                             11,800                 12
-    Medplus, Inc.                                       5,600                 12
-    Mesa Air Group Inc.                                 1,500                 12
-    Musicland Stores Corp.                                800                 12
-    Novavax, Inc.                                       6,110                 12
     Primex Technologies, Inc.                             280                 12
-    Rockshox, Inc.                                      4,600                 12
-    Speedfam International, Inc.                          700                 12
-    Workflow Management, Inc.                           1,809                 12
     American Medical
         Security Group, Inc.                              800                 11
-    Artisoft, Inc.                                      4,200                 11
-    CNET, Inc.                                            200                 11
     Continental Mortgage &
         Equity Trust                                      750                 11
     CRIIMI MAE, Inc. REIT                               3,200                 11
-    General Cigar Holdings, Inc.                        1,300                 11
-    Kennedy-Wilson, Inc.                                1,512                 11
     Lindsay Manufacturing Co.                             750                 11
-    MAI Systems Corp.                                   4,100                 11
     Met-Pro Corp.                                         900                 11
-    Planet Polymer Technology, Inc.                     5,200                 11
     Wiser Oil Co.                                       5,600                 11
-    Applied Magnetics Corp.                             1,600                 10
     Fonar Corp.                                         8,300                 10
-    Forcenergy Inc.                                     3,956                 10
-    Global Payment Tech Inc.                            1,200                 10
-    Gulf West Banks, Inc.                               1,100                 10
-    Gymboree Corp.                                      1,500                 10
-    Innovative Gaming Corp.                            10,000                 10
-    Landry's Seafood Restaurants, Inc.                  1,300                 10
-    Leap Wireless International, Inc.                   1,425                 10
-    Mariner Post-Acute Network, Inc.                    2,181                 10
-    Mobius Management Systems, Inc.                       700                 10
-    Oak Technology, Inc.                                2,900                 10
-    Phoenix International Ltd., Inc.                      700                 10
-    Presstek, Inc                                       1,400                 10
-    Quality Systems, Inc.                               2,400                 10
     Stephan Co.                                         1,000                 10
-    Telular Corp.                                      15,500                 10
-    TransAct Technologies Inc.                          2,900                 10
-    Arrhythmia Research
         Technology, Inc.                                7,000                  9
-    Ascent Pediatrics, Inc.                             2,200                  9
-    Consolidated Delivery &
         Logistics, Inc.                                 2,800                  9
-    Converse Inc.                                       3,966                  9
-    Cyberguard Corp.                                    4,500                  9
-    Edison Brothers Stores, Inc.                        6,856                  9
     Fort Thomas Financial Corp.                           600                  9
     Herbalife International, Inc. Class A                 633                  9
-    Maxicare Health Plans Inc.                          1,700                  9
     Phillips-Van Heusen Corp.                           1,200                  9
-    Shiva Corp.                                         1,600                  9
-    Trak Auto Corp.                                     1,200                  9
-    U.S. Energy Corp.                                   4,400                  9
-    UroQuest Medical Corp.                              8,800                  9
-    Versant Corporation                                 4,000                  9
-    AmeriPath, Inc.                                       900                  8
-    Applied Digital Access, Inc.                        3,000                  8
-    Aqua Care Systems, Inc.                             6,700                  8
     Atlantic Tele-Network, Inc.                           880                  8
-    Aura Systems, Inc.                                  7,500                  8
     Clarion Commercial Holdings, Inc.                   1,800                  8
-    Computer Learning Centers, Inc.                     1,200                  8
-    Continucare Corp.                                   4,600                  8
-    E-Tek Dynamics, Inc.                                  300                  8
-    FARO Technologies, Inc.                             2,000                  8
     First Commerce Bancshares
         Inc. Class A                                      300                  8
-    Fresh Choice, Inc.                                  5,100                  8
-    I-Flow Corp.                                        6,500                  8
-    Jan Bell Marketing Inc.                             1,200                  8
-    Larscom, Inc. Class A                               5,300                  8
-    Petroleum Heat & Power Co.                         10,100                  8
-    Regent Assisted Living, Inc.                        1,500                  8
     Skaneateles Bancorp, Inc.                             523                  8
-    SmarTalk Teleservices, Inc.                         3,000                  8
-    Thermo Ecotek Corp.                                   800                  8
-    Unigene Laboratories Inc.                           7,000                  8
-    Vertel Corp.                                        5,000                  8
-    Alyn Corp.                                          1,600                  7
-    Applied Microsystems Corp.                          1,900                  7
-    Auspex Systems, Inc.                                1,600                  7
-    BJ Services Co. Warrants
         Exp. 4/13/2000                                    787                  7
-    Colonial Downs Holdings, Inc.                      13,300                  7
-    Diacrin, Inc.                                       1,200                  7
-    Excel Legacy Corp.                                  1,800                  7
-    FIRSTPLUS Financial Group, Inc.                     2,700                  7
     GSB Financial Corp.                                   500                  7
-    HCIA, Inc.                                          1,700                  7
-    IEC Electronics Corp.                               1,682                  7
-    Iron Mountain, Inc.                                   200                  7
-    Microtouch Systems, Inc.                              500                  7
-    Microwave Systems Corp.                             2,800                  7
-    NS Group Inc.                                       1,500                  7
-    Pegasystems Inc.                                    1,700                  7
     Penncorp Financial Group Inc.                       6,800                  7
-    Ronson Corp.                                        2,400                  7
-    Shoe Carnival, Inc.                                   650                  7
-    Spacetec IMC Corp.                                  4,200                  7
-    TCI Satellite Entertainment,
         Inc. Class A                                    5,004                  7
-    Tessco Technologies, Inc.                             300                  7
-    Transworld Healthcare Inc.                          1,574                  7
-    Trident Microsystems, Inc.                          1,800                  7
-    U.S. Office Products Co.                            1,861                  7
     United Wisconsin Services, Inc.                       800                  7
-    ASI Solutions, Inc.                                   800                  6

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
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                                                                           MARKET
                                                                           VALUE*
BALANCED INDEX FUND                                     SHARES              (000)
-----------------------------------------------------------------------------------
     Allied Products Corp.                               1,000          $       6
-    AutoBond Acceptance Corp.                           2,000                  6
-    Centigram Communications                              600                  6
-    Chesapeake Biological
         Laboratories, Inc.                              1,300                  6
-    Colorado Casino Resorts, Inc.                       5,600                  6
-    Data Systems Network Corp.                          4,200                  6
-    Genome Therapeutics Corp.                           2,000                  6
-    Interleaf, Inc.                                     2,933                  6
-    Kevco, Inc.                                           800                  6
     Laser Mortgage Management, Inc.                     1,100                  6
-    Loronix Information Systems                         2,400                  6
-    MK Gold Co.                                        10,700                  6
-    Medar, Inc.                                         5,742                  6
-    Navigant International, Inc.                          744                  6
-    OAO Technology Solutions, Inc.                      2,061                  6
-    Pluma, Inc.                                         3,000                  6
-    SMC Corp.                                           1,200                  6
-    Samsonite Corp.                                     1,116                  6
-    TCI Music, Inc. Class A                             1,200                  6
-    Technical Chemicals and
         Products, Inc.                                  4,200                  6
-    Vasomedical, Inc.                                   8,900                  6
-    Verilink Corp.                                      1,700                  6
-    Viisage Technology, Inc.                            4,500                  6
-    Vivus, Inc.                                         2,200                  6
-    AMBI, Inc.                                          4,400                  5
-    AML Communications, Inc.                            4,050                  5
-    Cidco, Inc.                                         1,600                  5
-    Cytrx Corp.                                         5,000                  5
-    Electric Fuel Corp.                                 1,800                  5
-    First Bank of Philadelphia                          1,000                  5
-    Gold Reserve Corp.                                  4,300                  5
-    Health Systems Design Corp.                           800                  5
-    ImmuLogic Pharmaceutical Corp.                      3,900                  5
-    Input Software Inc.                                   800                  5
-    Intelligent Medical Imaging, Inc.                   9,000                  5
     Jefferson Savings Bancorp, Inc.                       400                  5
-    Knight/Trimark Group, Inc.                            200                  5
-    MathSoft, Inc.                                      2,000                  5
-    Mego Mortgage Corp.                                10,500                  5
-    Multigraphics Inc.                                  1,600                  5
-    Neoprobe Corp.                                      6,300                  5
-    P-Com, Inc.                                         1,200                  5
-    Schuff Steel Co.                                      900                  5
-    SeaMED Corp.                                          400                  5
-    Service Merchandise Co., Inc.                      19,200                  5
     Thermoretec Corp.                                   2,700                  5
-    USDATA Corp., Inc.                                  2,497                  5
-    Vista Energy Resources, Inc.                        2,300                  5
-    Avatex Corp.                                        3,900                  4
-    BRC Holdings Inc.                                     200                  4
-    Bitwise Designs, Inc.                               2,900                  4
-    Blue Wave Systems, Inc.                             1,000                  4
-    Cellularvision USA, Inc.                            4,700                  4
     Chesapeake Energy Corp.                             4,200                  4
-    Crescendo Pharmaceuticals Corp.                       260                  4
-    Daily Journal Corp.                                   100                  4
-    Florsheim Group Inc.                                  933                  4
-    IA Corp.                                            6,700                  4
-    Marketing Services Group, Inc.                      1,000                  4
-    Metrocall, Inc.                                       900                  4
-    Omtool, Ltd.                                        1,400                  4
-    OpenROUTE Networks, Inc.                            2,600                  4
-    Ramtron International Corp.                         7,800                  4
-    Royal Precision Inc.                                2,000                  4
     Sauer Inc.                                            500                  4
-    Silicon Gaming, Inc.                                3,100                  4
-    Tatham Offshore, Inc.                              10,630                  4
-    Uranium Resources, Inc.                             8,300                  4
-    Aquila Biopharmaceuticals, Inc.                       701                  3
     J. Baker, Inc.                                        600                  3
-    Bentley Pharmaceuticals, Inc.                       2,200                  3
-    ChromaVision Medical
         Systems, Inc.                                     600                  3
-    Ecogen, Inc.                                        1,900                  3
-    Foreland Corp.                                      2,666                  3
-    Garden Botanika, Inc.                               4,500                  3
-    Genzyme Molecular Oncology                            821                  3
-    Integrated Silicon Solution, Inc.                     800                  3
-    International Assets Holding Corp.                  1,980                  3
-    Omega Worldwide, Inc.                                 794                  3
-    The Penn Traffic Co.                                6,200                  3
-    Raster Graphics, Inc.                               5,600                  3
-    Vornado Operating Inc.                                395                  3
-    Wellcare Management Group, Inc.                     4,000                  3
-    Aerovox, Inc.                                         900                  2
-    Altris Software, Inc.                               5,300                  2
-    Amylin Pharmaceuticals, Inc.                        4,300                  2
-    Astea International, Inc.                           1,000                  2
     BeautiControl Cosmetics, Inc.                         400                  2
-    Biofield Corp.                                      7,900                  2
-    Capital Pacific Holdings, Inc.                        700                  2
-    Checkers Drive-In Restaurants Inc.                  5,400                  2
-    Cole National Corp. Class A                           100                  2
-    Comshare, Inc.                                        553                  2
-    DocuCorp International, Inc.                          361                  2
-    Einstein/Noah Bagel Corp.                           1,800                  2
-    GSE Systems, Inc.                                     600                  2
-    Home Health Corp. of America                        6,300                  2
-    Insilco Holding Corp.                                  88                  2
-    Integra, Inc.                                       1,600                  2
-    JumboSports Inc.                                   14,800                  2
-    Microfield Graphics, Inc.                           1,100                  2
     Pittsburgh & West Virginia Railroad                   300                  2
-    Quintel Communications, Inc.                          800                  2
     Summit Bancshares, Inc.                               100                  2
-    Agritope, Inc.                                        460                  1
-    Alanco Environmental
         Resources Corp.                                 1,986                  1
-    All American Semiconductor, Inc.                    1,000                  1
-    Alteon, Inc.                                        1,200                  1
-    Atlantic Gulf Communities Corp.                     1,500                  1
-    Axiohm Transaction Solutions, Inc.                    126                  1
-    Boston Chicken, Inc.                                4,000                  1
-    Cellular Technical Services Co.                     1,600                  1
-    Centura Software Corp.                                600                  1
-    Coastal Physician Group, Inc.                       1,800                  1
-    Cryomedical Sciences, Inc.                         17,500                  1
-    Dataware Technologies, Inc.                           200                  1
-    Gradco Systems, Inc.                                  275                  1
-    Health Fitness Corp.                                1,400                  1
-    Horizon Group Properties, Inc. REIT                   310                  1
-    ICH Corp.                                             315                  1

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
-----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
-----------------------------------------------------------------------------------
-    IMC Mortgage Co.                                    4,600         $        1
-    International Lottery &
         Totalizator Systems, Inc.                       2,933                  1
-    LTC Healthcare, Inc.                                  500                  1
-    Marvel Entertainment Group                          7,240                  1
-    Merry Land Properties, Inc.                           270                  1
-    Mobley Environmental
         Services, Inc, Class A                          6,600                  1
-    NSC Corp.                                             808                  1
-    Numerex Corp.                                         500                  1
-    nVIEW Corp.                                         3,300                  1
-    Silicon Valley Research, Inc.                       3,100                  1
-    Strategia Corp.                                     1,400                  1
-    Trans World Gaming Corp.                            2,200                  1
-    TriTeal Corp.                                       8,000                  1
     Wainwright Bank & Trust Co.                           200                  1
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $714,704)                                                    1,181,387
-----------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.3%)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (8.6%)
U.S. Treasury Bonds
     7.25%, 8/15/2022                                 $    325                405
     7.875%, 2/15/2021                                     210                276
     8.00%, 11/15/2021                                   8,820             11,800
     8.125%, 8/15/2019                                  27,705             36,984
     8.125%, 5/15/2021                                   2,735              3,691
     8.125%, 8/15/2021                                  19,300             26,085
     8.50%, 2/15/2020                                    2,705              3,751
     8.75%, 5/15/2017                                    5,140              7,147
     8.75%, 5/15/2020                                    3,150              4,476
     8.875%, 8/15/2017                                   1,075              1,513
     8.875%, 2/15/2019                                   1,350              1,922
     10.00%, 5/15/2010                                     590                752
     10.375%, 11/15/2009                                19,815             25,295
     10.375%, 11/15/2012                                 6,500              8,973
     11.625%, 11/15/2002                                 6,750              8,371
     12.75%, 11/15/2010                                  3,600              5,227
     13.25%, 5/15/2014                                   1,200              1,987
     13.875%, 5/15/2011                                    200                309
     14.00%, 11/15/2011                                  2,865              4,538
U.S. Treasury Notes
     5.875%, 6/30/2000                                   2,200              2,239
     6.25%, 5/31/2000                                    4,150              4,239
     6.25%, 1/31/2002                                    1,500              1,568
     6.375%, 5/15/2000                                   1,000              1,022
     6.50%, 10/15/2006                                   1,000              1,109
     6.75%, 4/30/2000                                    5,200              5,337
     7.50%, 5/15/2002                                    1,700              1,848
     7.875%, 11/15/2004                                    200                232
                                                                      ------------
                                                                          171,096
                                                                      ------------
AGENCY BONDS & NOTES (2.4%)
Federal Farm Credit Bank
     4.80%, 11/6/2003                                    3,500              3,453
Federal Home Loan Bank
     5.575%, 9/2/2003                                    4,800              4,888
     5.675%, 8/18/2003                                   5,000              5,111
     5.80%, 9/2/2008                                     6,200              6,393
     5.865%, 9/2/2008                                    2,000              2,072
     5.88%, 11/25/2008                                   1,200              1,201
Federal Home Loan Mortgage Corp.
     6.785%, 3/1/2006                                      675                677
     7.09%, 6/1/2005                                       400                409
Federal National Mortgage Assn.
     5.64%, 12/10/2008                                   3,500              3,465
     5.80%, 12/10/2003                                   1,200              1,233
     5.89%, 11/6/2002                                    1,650              1,700
     5.90%, 7/9/2003                                     3,000              3,033
     5.91%, 8/25/2003                                    1,300              1,311
     5.96%, 4/23/2003                                      600                608
     5.97%, 7/3/2003                                     2,000              2,020
     6.56%, 4/23/2008                                    2,750              2,807
     6.57%, 8/22/2007                                    2,750              2,981
     6.58%, 8/20/2007                                    3,500              3,796
     7.55%, 6/10/2004                                      850                858
                                                                     --------------
                                                                           48,016
                                                                     --------------
MORTGAGE-BACKED SECURITIES (12.3%)
Federal Home Loan Mortgage Corp.
(3)  5.50%, 1/1/1999-11/1/2013                           1,391              1,375
(3)  6.00%, 4/1/1999-12/1/2028                          17,593             17,536
(3)  6.50%, 4/1/2000-12/1/2028                          44,283             44,691
(3)  7.00%, 9/1/1999-12/1/2028                          32,158             32,816
(3)  7.50%, 3/1/2000-4/1/2028                           20,297             20,862
(3)  8.00%, 11/1/2001-11/1/2027                         10,554             10,919
(3)  8.50%, 11/1/2006-8/1/2027                           2,461              2,577
(3)  9.00%, 1/1/2005-10/1/2026                             599                633
(3)  9.50%, 8/1/2003-4/1/2025                              573                613
(3)  10.00%, 3/1/2017-4/1/2025                             191                207
Federal National Mortgage Assn.
(3)  5.50%, 1/1/2001-11/1/2008                             104                103
(3)  6.00%, 8/1/2000-6/1/2028                            6,189              6,164
(3)  6.50%, 3/1/2000-10/1/2028                          14,336             14,450
(3)  7.00%, 5/1/2000-3/1/2028                           15,606             15,924
(3)  7.50%, 4/1/1999-8/1/2027                            6,837              7,023
(3)  8.00%, 5/1/1999-9/1/2027                            3,703              3,834
(3)  8.50%, 10/1/2004-7/1/2027                           1,540              1,615
(3)  9.00%, 9/1/2004-8/1/2026                              902                956
(3)  9.50%, 4/1/2005-2/1/2025                              366                391
(3)  10.00%, 7/1/2005-8/1/2021                             120                130
(3)  10.50%, 8/1/2020                                       25                 28
Government National Mortgage Assn.
(3)  6.00%, 3/15/2009-12/15/2028                         2,150              2,138
(3)  6.50%, 9/15/2008-12/15/2028                        12,190             12,317
(3)  7.00%, 5/15/2008-7/15/2028                         18,252             18,669
(3)  7.50%, 5/15/2008-7/15/2028                         12,890             13,296
(3)  8.00%, 4/15/2002-1/15/2028                         10,571             10,990
(3)  8.50%, 7/15/2001-9/15/2027                          3,223              3,422
(3)  9.00%, 2/15/2004-6/15/2027                          2,355              2,516
(3)  9.50%, 9/15/2018-12/15/2025                           553                597
(3)  10.00%, 10/15/2017-2/15/2026                          276                302
(3)  10.50%, 9/15/2015-9/15/2019                            83                 92
(3)  11.00%, 7/15/2013-12/15/2015                           39                 44
(3)  12.00%, 2/15/2014                                       9                 10
                                                                     --------------
                                                                          247,240
                                                                     --------------
-----------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
     (COST $449,743)                                                      466,352
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                          FACE             MARKET
                                                        AMOUNT             VALUE*
BALANCED INDEX FUND                                      (000)              (000)
-----------------------------------------------------------------------------------
CORPORATE BONDS (13.6%)
-----------------------------------------------------------------------------------
ASSET-BACKED (1.2%)
AT&T Universal Card
     Master Trust Series
(3)  5.95%, 10/17/2002                              $    1,000         $    1,012
Advanta Credit Card Master Trust
(3)  6.05%, 8/1/2003                                     2,500              2,535
American Express Credit
     Card Master Trust
(3)  6.40%, 4/15/2005                                    3,000              3,131
(3)  6.80%, 12/15/2003                                   2,500              2,586
California Infrastructure & Econ.
     Dev. Bank SP Trust PG&E
(3)  6.16%, 6/25/2003                                      625                636
(3)  6.42%, 9/25/2008                                      900                950
Discover Card Master Trust
(3)  5.40%, 11/16/2001                                   1,250              1,251
First Bank Corp. Card Master Trust
(3)  6.40%, 2/15/2003                                    1,000              1,034
Ford Credit Auto Loan Master Trust
(3)  6.50%, 8/15/2002                                    1,000              1,016
Premier Auto Trust
(3)  5.69%, 6/8/2002                                     3,000              3,026
Sears Credit Account Master Trust
(3)  5.80%, 8/15/2005                                    3,000              3,036
(3)  6.05%, 1/16/2008                                      500                513
(3)  8.10%, 6/15/2004                                    2,500              2,575
Standard Credit Card Master Trust
(3)  5.90%, 2/7/2001                                     1,000              1,001
(3)  6.80%, 4/7/2001                                       500                502
                                                                     --------------
                                                                           24,804
                                                                     --------------
FINANCE (6.6%)
American Express Credit Corp.
     8.50%, 6/15/1999                                      175                178
American General Finance Corp.
     5.875%, 7/1/2000                                      450                452
     8.00%, 2/15/2000                                    1,000              1,025
Associates Corp.
     6.25%, 3/15/1999                                      500                501
     6.375%, 8/15/2000                                   3,000              3,044
     6.50%, 10/15/2002                                   1,125              1,163
     6.68%, 9/17/1999                                    1,500              1,513
     7.50%, 4/15/2002                                      350                371
Banc One Corp.
     6.25%, 10/1/2001                                    2,500              2,552
Bank of New York Capital I
     7.97%, 12/31/2026                                   1,000              1,113
BankAmerica Capital II
     8.00%, 12/15/2026                                   1,000              1,117
BankAmerica Corp.
     7.50%, 10/15/2002                                     600                637
     10.00%, 2/1/2003                                      200                231
Bear Stearns Co., Inc.
     6.625%, 1/15/2004                                     300                306
     6.70%, 8/1/2003                                     1,300              1,332
BT Capital Trust B
     7.90%, 1/15/2027                                      500                524
CIGNA Corp.
     7.875%, 5/15/2027                                     500                541
CIT Group Holdings
     6.625%, 6/15/2005                                     350                364
CNA Financial Corp.
     6.50%, 4/15/2005                                    2,300              2,290
Camden Property Trust
     7.00%, 11/15/2006                                     750                708
Chase Capital I
     7.67%, 12/1/2026                                    1,100              1,177
The Chase Manhattan Corp.
     10.00%, 6/15/1999                                   2,000              2,040
Chrysler Financial Co. LLC
     5.625%, 1/15/1999                                   1,425              1,425
     5.69%, 11/15/2001                                   3,000              3,027
     6.28%, 6/21/1999                                    2,000              2,010
     6.375%, 1/28/2000                                   1,000              1,010
Citicorp
     8.625%, 12/1/2002                                   1,500              1,647
Citicorp Capital II
     8.015%, 2/15/2027                                   1,050              1,168
Comdisco Inc.
     6.32%, 11/27/2000                                   1,900              1,905
CoreStates Capital Corp.
     6.625%, 3/15/2005                                     700                729
Countrywide Funding
     7.31%, 8/28/2000                                      400                408
Dean Witter Discover & Co.
     6.25%, 3/15/2000                                    2,000              2,016
Donaldson Lufkin & Jenrette
     6.00%, 12/1/2001                                    6,750              6,763
Equity Residential Properties
     6.55%, 11/15/2001                                   1,350              1,331
Equitable Cos. Inc.
     7.00%, 4/1/2028                                       350                362
First Chicago Corp.
     11.25%, 2/20/2001                                     400                447
First Union Corp.
     8.125%, 6/24/2002                                     500                540
Fleet Capital Trust II
     7.92%, 12/11/2026                                     500                550
Fleet Financial Group, Inc.
     6.875%, 3/1/2003                                      400                415
     7.125%, 4/15/2006                                     500                539
Ford Motor Credit Corp.
     6.85%, 8/15/2000                                    4,000              4,090
     8.20%, 2/15/2002                                      600                646
General Electric Capital Corp.
     5.59%, 4/10/2000                                    2,500              2,512
     5.89%, 5/15/2000                                    2,500              2,523
     6.90%, 9/15/2015                                    1,000              1,101
General Motors Acceptance Corp.
     5.85%, 4/6/2000                                     2,300              2,311
     6.625%, 1/10/2002                                   2,500              2,575
     6.625%, 10/1/2002                                   2,850              2,950
     7.00%, 3/1/2000                                     1,700              1,729
     7.125%, 6/1/1999                                      500                504
     7.125%, 5/1/2001                                    2,000              2,072
     9.00%, 10/15/2002                                     350                390
     9.625%, 12/15/2001                                    600                667
Great Western Finance
     6.375%, 7/1/2000                                    1,000              1,011
HRPT Properties Trust
     6.75%, 12/18/2002                                   1,750              1,715
Household Finance Corp.
     7.625%, 1/15/2003                                   1,500              1,598
     7.65%, 5/15/2007                                      350                388

-----------------------------------------------------------------------------------
                                                          FACE             MARKET
                                                        AMOUNT             VALUE*
                                                         (000)              (000)
-----------------------------------------------------------------------------------
International Lease Finance
     6.375%, 8/1/2001                               $    1,480         $    1,507
     6.875%, 5/1/2001                                    1,145              1,177
JDN Realty Corp.
     6.80%, 8/1/2004                                       840                804
Lehman Brothers Holdings Inc.
     6.15%, 3/15/2000                                    1,500              1,496
     6.90%, 1/29/2001                                    2,200              2,220
     7.20%, 8/15/2009                                      875                907
Liberty Financial
     6.75%, 11/15/2008                                   2,000              2,063
Mellon Capital II
     7.995%, 1/15/2027                                   1,000              1,116
Mellon Financial Corp.
     5.75%, 11/15/2003                                     600                603
     6.30%, 6/1/2000                                       750                759
     7.625%, 11/15/1999                                    350                357
Merrill Lynch & Co., Inc.
     5.87%, 11/15/2001                                   1,650              1,666
     6.00%, 1/15/2001                                    2,000              2,022
     6.07%, 10/15/2001                                   3,000              3,046
     6.38%, 7/18/2000                                      500                507
     6.50%, 4/1/2001                                     2,000              2,042
     8.30%, 11/1/2002                                      375                409
Morgan Stanley, Dean Witter,
     Discover & Co.
     5.89%, 3/20/2000                                    3,600              3,614
     6.375%, 8/1/2002                                    1,000              1,020
NCNB Corp.
     9.50%, 6/1/2004                                       275                323
NationsBank Corp.
     5.75%, 3/15/2001                                    1,200              1,208
     6.50%, 3/15/2006                                      300                313
     7.00%, 9/15/2001                                    1,500              1,559
Orion Capital Corp.
     7.25%, 7/15/2005                                    1,000              1,003
PaineWebber Group, Inc.
     7.00%, 3/1/2000                                       750                757
Republic New York Corp.
     7.75%, 5/15/2002                                      500                530
     7.75%, 5/15/2009                                      300                340
Salomon, Inc.
     5.875%, 2/1/2001                                      700                704
     6.50%, 3/1/2000                                       650                657
     6.65%, 7/15/2001                                    1,200              1,229
     6.875%, 6/15/2005                                     200                209
     7.98%, 3/1/2000                                     1,300              1,332
Sears, Roebuck & Co.
     Acceptance Corp.
     6.125%, 1/15/2006                                     350                352
     6.50%, 6/15/2000                                    1,400              1,418
     6.75%, 9/15/2005                                      400                417
Security Capital Pacific Trust
     8.05%, 4/1/2017                                       350                344
Simon DeBartolo Group, Inc.
     6.75%, 7/15/2004                                      750                736
Summit Properties Inc.
     6.95%, 8/15/2004                                    1,800              1,739
SunTrust Banks, Inc.
     7.375%, 7/1/2006                                    2,100              2,313
SUSA Partnership LP
     7.50%, 12/1/2027                                      400                360
Toyota Motor Credit
     5.625%, 11/13/2003                                  3,750              3,724
Travelers/Aetna Property
     Casualty Corp.
     6.75%, 4/15/2001                                    2,000              2,045
     7.75%, 4/15/2026                                      450                503
USF&G Corp.
     8.375%, 6/15/2001                                   1,000              1,064
United Dominion Realty Trust, Inc.
     7.25%, 1/15/2007                                      700                661
Wells Fargo & Co.
     6.875%, 4/1/2006                                      600                639
Wells Fargo Capital I
     7.96%, 12/15/2026                                     600                667
                                                                     --------------
                                                                          132,734
                                                                     --------------
INDUSTRIAL (4.0%)
American Stores Co.
     8.00%, 6/1/2026                                       800                942
Anheuser-Busch Cos., Inc.
     7.10%, 6/15/2007                                    1,100              1,205
     7.125%, 7/1/2017                                      400                427
     7.375%, 7/1/2023                                      125                137
Applied Materials, Inc.
     8.00%, 9/1/2004                                       125                136
Archer-Daniels-Midland Co.
     8.875%, 4/15/2011                                     295                374
Auburn Hills
     12.00%, 5/1/2020                                      175                296
C.R. Bard, Inc.
     6.70%, 12/1/2026                                    1,100              1,175
Bayer Corp.
     6.65%, 2/15/2028                                      850                879
Black & Decker Corp.
     6.625%, 11/15/2000                                  1,000              1,013
     7.50%, 4/1/2003                                     1,700              1,782
The Boeing Co.
     6.625%, 2/15/2038                                     900                904
Burlington Northern Santa Fe Corp.
     6.375%, 12/15/2005                                    150                155
     6.875%, 2/15/2016                                     500                525
     7.00%, 12/15/2025                                     100                106
     7.25%, 8/1/2097                                       300                320
CSX Corp.
     6.80%, 12/1/2028                                    1,000              1,008
     8.625%, 5/15/2022                                     100                122
Caterpillar Co.
     7.375%, 3/1/2097                                      750                814
Chrysler Corp.
     7.45%, 2/1/2097                                       300                342
Comcast Cablevision
     8.375%, 5/1/2007                                      700                809
     8.875%, 5/1/2017                                      850              1,060
Conrail Corp.
     9.75%, 6/15/2020                                      120                159
Continental Airlines, Inc.
(3)  6.331%, 10/15/2004                                  1,400              1,399
(3)  6.41%, 10/15/2008                                     875                892
     6.648%, 3/15/2019                                     830                859
Cyprus Minerals
     6.625%, 10/15/2005                                    600                585
Dayton Hudson Corp.
     6.65%, 8/1/2028                                       500                512
     6.75%, 1/1/2028                                     1,000              1,038

-----------------------------------------------------------------------------------
                                                          FACE             MARKET
                                                        AMOUNT             VALUE*
BALANCED INDEX FUND                                      (000)              (000)
-----------------------------------------------------------------------------------
Deere & Co.
     8.50%, 1/9/2022                                  $    100           $    124
Delta Airlines, Inc.
     (Equipment Trust Certificates)
(3)  8.54%, 1/2/2007                                       379                414
Dillards Inc.
     5.79%, 11/15/2001                                   2,000              2,000
The Walt Disney Co.
     7.55%, 7/15/2093                                      850                996
Eastman Chemical Co.
     6.375%, 1/15/2004                                     300                299
     7.25%, 1/15/2024                                      450                443
Federated Department Stores, Inc.
     7.45%, 7/15/2017                                      975              1,059
Ford Capital BV
     9.50%, 6/1/2010                                       100                128
Fortune Brands
     7.875%, 1/15/2023                                     100                120
Gannett Co.
     5.85%, 5/1/2000                                     1,000              1,006
International Business
     Machines Corp.
     7.125%, 12/1/2096                                   1,125              1,254
International Paper Co.
     7.875%, 8/1/2006                                      100                109
Kroger Co.
     6.375%, 3/1/2008                                      505                512
     7.65%, 4/15/2007                                      570                624
     8.15%, 7/15/2006                                      500                557
Lafarge Corp.
     6.375%, 7/15/2005                                   1,750              1,791
Lockheed Martin Corp.
     6.85%, 5/15/2001                                    1,500              1,546
     7.70%, 6/15/2008                                    1,300              1,466
Lucent Technologies, Inc.
     6.50%, 1/15/2028                                      500                529
May Department Stores Co.
     9.75%, 2/15/2021                                      120                166
     9.875%, 12/1/2002                                     225                258
McDonald's Corp.
     6.75%, 2/15/2003                                      300                305
Mobil Corp.
     7.625%, 2/23/2033                                     175                187
Mobil Corp. ESOP
(3)  9.17%, 2/29/2000                                      337                347
Monsanto Co.
     5.375%, 12/1/2001                                   2,500              2,497
     5.75%, 12/1/2005                                    1,000                997
News America Holdings Inc.
     8.50%, 2/15/2005                                      700                781
Norfolk Southern Corp.
     6.875%, 5/1/2001                                    2,250              2,324
     7.40%, 9/15/2006                                      535                587
     7.70%, 5/15/2017                                      100                113
     7.80%, 5/15/2027                                      300                348
     7.90%, 5/15/2097                                      100                118
Northrop Grumman Corp.
     7.00%, 3/1/2006                                       500                521
     9.375%, 10/15/2024                                    650                752
Occidental Petroleum Corp.
     8.50%, 11/9/2001                                    1,200              1,263
     8.50%, 9/15/2004                                      500                509
J.C. Penney & Co., Inc.
     6.875%, 6/15/1999                                     750                755
     7.125%, 11/15/2023                                    100                103
     9.05%, 3/1/2001                                       300                319
Philip Morris Cos., Inc.
     7.00%, 7/15/2005                                      500                533
     8.25%, 10/15/2003                                     200                221
Phillips Petroleum Co.
     9.00%, 6/1/2001                                     1,000              1,078
Praxair, Inc.
     6.25%, 6/30/2000                                    1,250              1,257
     6.70%, 4/15/2001                                    2,100              2,129
     6.75%, 3/1/2003                                     2,250              2,296
     6.90%, 11/1/2006                                      350                358
Raytheon Co.
     5.70%, 11/1/2003                                    1,100              1,103
     6.45%, 8/15/2002                                    1,500              1,540
     7.00%, 11/1/2028                                      300                317
Safeway Inc.
     5.75%, 11/15/2000                                   1,850              1,850
     5.875%, 11/15/2001                                    800                800
     6.85%, 9/15/2004                                    1,500              1,554
Telecommunications Inc.
     6.375%, 5/1/2003                                    2,675              2,754
     7.25%, 8/1/2005                                       475                515
     7.875%, 8/1/2013                                      500                584
     8.25%, 1/15/2003                                    2,000              2,190
Tenneco, Inc.
     10.075%, 2/1/2001                                     850                916
Texaco Capital Corp.
     7.50%, 3/1/2043                                       150                160
     8.875%, 9/1/2021                                      100                130
Texas Instruments Inc.
     6.125%, 2/1/2006                                      600                618
Time Warner Entertainment
     8.375%, 3/15/2023                                   1,500              1,832
Time Warner Inc.
     8.18%, 8/15/2007                                      500                578
Tosco Corp.
     7.00%, 7/15/2000                                    3,000              3,040
Union Carbide Corp.
     6.75%, 4/1/2003                                       500                505
     7.75%, 10/1/2096                                      375                368
     7.875%, 4/1/2023                                      200                210
Union Oil of California
     6.375%, 2/1/2004                                      150                150
Union Pacific Corp.
     8.625%, 5/15/2022                                     225                245
United Technologies Corp.
     8.875%, 11/15/2019                                    575                757
WMX Technologies Inc.
     7.65%, 3/15/2011                                    1,850              2,066
Whirlpool Corp.
     9.00%, 3/1/2003                                       200                223
                                                                     --------------
                                                                           81,079
                                                                     --------------
UTILITIES (1.8%)
AT&T Corp.
     8.35%, 1/15/2025                                      210                241
Ameritech Capital Funding
     6.15%, 1/15/2008                                    1,525              1,607
     7.50%, 4/1/2005                                       600                672

-----------------------------------------------------------------------------------
                                                          FACE             MARKET
                                                        AMOUNT             VALUE*
                                                         (000)              (000)
-----------------------------------------------------------------------------------
Arizona Public Service Co.
     7.25%, 8/1/2023                                  $    400           $    417
Baltimore Gas & Electric Co.
     8.375%, 8/15/2001                                     800                859
Carolina Power & Light Co.
     6.875%, 8/15/2023                                     275                279
Coastal Corp.
     7.75%, 10/15/2035                                     750                804
Commonwealth Edison
     7.375%, 9/15/2002                                   1,000              1,060
     7.50%, 7/1/2013                                       250                282
Consolidated Edison Co.
     of New York, Inc.
     6.625%, 2/1/2002                                    1,000              1,032
Enron Corp.
     6.40%, 7/15/2006                                    1,500              1,512
     6.875%, 10/15/2007                                  1,000              1,041
     7.125%, 5/15/2007                                     300                317
     9.125%, 4/1/2003                                      700                775
     9.65%, 5/15/2001                                      400                432
GTE South Inc.
     6.125%, 6/15/2007                                   1,500              1,561
Houston Lighting & Power Co.
     8.75%, 3/1/2022                                       150                162
Illinois Power Co.
     7.50%, 7/15/2025                                      500                505
MCI Communications Corp.
     6.50%, 4/15/2010                                      850                891
     7.50%, 8/20/2004                                      450                490
     7.75%, 3/23/2025                                      350                369
Michigan Bell Telephone Co.
     7.50%, 2/15/2023                                      175                187
National Rural Utility Co.
     6.20%, 2/1/2008                                     1,500              1,571
     6.42%, 5/1/2008                                       700                738
New England Telephone
     & Telegraph Co.
     7.875%, 11/15/2029                                    750                923
     9.00%, 8/1/2031                                     1,000              1,132
New York Telephone Co.
     6.125%, 1/15/2010                                   1,500              1,569
     7.00%, 8/15/2025                                      200                209
Pacific Bell Telephone Co.
     7.25%, 7/1/2002                                       275                292
Southern California Edison
     5.625%, 10/1/2002                                   1,500              1,522
Southwestern Bell Telephone Co.
     6.625%, 7/15/2007                                   1,400              1,515
     7.25%, 7/15/2025                                      400                420
     7.625%, 3/1/2023                                      725                792
Sprint Capital Corp.
     6.875%, 11/15/2028                                  1,700              1,767
Texas Utilities Co.
     7.875%, 3/1/2023                                      225                239
     8.125%, 2/1/2002                                      400                429
Union Electric Power Co.
     7.65%, 7/15/2003                                      250                272
US West Capital Funding, Inc.
     6.125%, 7/15/2002                                   1,000              1,024
US West Communications Inc.
     7.25%, 9/15/2025                                    1,000              1,116
Virginia Electric & Power Co.
     6.625%, 4/1/2003                                      250                262
     6.75%, 10/1/2023                                      500                495
Worldcom Inc.
     6.125%, 8/15/2001                                   3,500              3,560
                                                                     --------------
                                                                           35,342
                                                                     --------------
-----------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
     (COST $268,173)                                                      273,959
-----------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
     (U.S. DOLLAR-DENOMINATED)(1.6%)
-----------------------------------------------------------------------------------
Asian Development Bank
     9.125%, 6/1/2000                                      500                525
Bank of Nova Scotia
     6.875%, 5/1/2003                                      250                259
Bayerische Landesbank
     5.875%, 4/7/2000                                    1,900              1,918
Province of British Columbia
     7.00%, 1/15/2003                                      630                668
Canadian Imperial Bank of Commerce
     (NY Branch)
     6.20%, 8/1/2000                                     4,400              4,446
Canadian National Railway
     6.80%, 7/15/2018                                    1,075              1,094
     6.90%, 7/15/2028                                      400                411
Embotelladora Andina SA
     7.875%, 10/1/2097                                     650                479
Finland Global Bond
     7.875%, 7/28/2004                                     850                951
Grand Metropolitan Investment Corp.
     8.625%, 8/15/2001                                   1,000              1,074
     9.00%, 8/15/2011                                    1,000              1,251
Hanson Overseas
     7.375%, 1/15/2003                                   1,850              1,955
Inter-American Development Bank
     8.50%, 3/15/2011                                      175                221
KFW International Finance, Inc.
     7.20%, 3/15/2014                                      300                343
     7.625%, 2/15/2004                                     400                441
     8.85%, 6/15/1999                                      550                559
Province of Manitoba
     7.75%, 2/1/2002                                       825                879
     8.75%, 5/15/2001                                      300                323
     9.125%, 1/15/2018                                     750              1,002
     9.50%, 10/1/2000                                      160                171
     9.625%, 12/1/2018                                     400                561
National Westminster Bancorp Inc.
     9.375%, 11/15/2003                                    500                574
Province of New Brunswick
     8.75%, 5/1/2022                                       400                525
     9.75%, 5/15/2020                                      500                709
New Zealand Government
     8.75%, 12/15/2006                                     200                242
Province of Newfoundland
     7.32%, 10/13/2023                                     600                663
     10.00%, 12/1/2020                                     250                353
Noranda Forest
     7.50%, 7/15/2003                                      500                511
Noranda, Inc.
     8.625%, 7/15/2002                                     550                575


-----------------------------------------------------------------------------------
                                                          FACE             MARKET
                                                        AMOUNT             VALUE*
                                                         (000)              (000)
-----------------------------------------------------------------------------------
Northern Telecom Ltd.
     6.875%, 9/1/2023                                 $    500           $    505
Province of Ontario
     7.375%, 1/27/2003                                     175                187
     7.75%, 6/4/2002                                       275                295
Petro Geo-Services
     6.25%, 11/19/2003                                     500                495
     7.125%, 3/30/2028                                   1,075              1,011
     7.50%, 3/31/2007                                      250                260
Republic of Portugal
     5.75%, 10/8/2003                                    1,000              1,025
Providence of Saskatchewan
     6.625%, 7/15/2003                                   2,250              2,364
     8.00%, 7/15/2004                                    1,600              1,795
Swiss Bank Corp.
     7.00%, 10/15/2015                                     500                515
-----------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
     (COST $31,207)                                                        32,135
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.0%)(1)
-----------------------------------------------------------------------------------
U.S. TREASURY BILLS
(2)  4.046%, 1/14/1999                                   2,000              1,998
(2)  4.429%, 1/7/1999                                      500                500
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                                    39,844             39,844
     4.77%, 1/4/1999--Note F                            17,509             17,509
-----------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $59,849)                                                        59,851
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
     (COST $1,523,676)                                                  2,013,684
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
-----------------------------------------------------------------------------------
Other Assets--Note B                                                       29,240
Liabilities--Note F                                                       (39,339)
                                                                     --------------
                                                                          (10,099)
-----------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------
Applicable to 108,396,530 outstanding
  $.001 par value shares of beneficial interest
  (UNLIMITED AUTHORIZATION)                                            $2,003,585
===================================================================================

NET ASSET VALUE PER SHARE                                                  $18.48
===================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 60.9% and 1.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2)Securities with an aggregate value of $2,498,000 have been segregated as initial margin for open futures contracts.

(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

REIT--Real Estate Investment Trust.

-----------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------
                                                        AMOUNT                PER
                                                          (000)             SHARE
-----------------------------------------------------------------------------------
Paid in Capital                                     $1,506,406             $13.90
Overdistributed Net
     Investment Income                                    (947)              (.01)
Accumulated Net
     Realized Gains                                      5,446                .05
Unrealized Appreciation--
     Note E
     Investment Securities                             490,008               4.52
     Futures Contracts                                   2,672                .02
-----------------------------------------------------------------------------------
NET ASSETS                                          $2,003,585             $18.48
===================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                                    BALANCED INDEX FUND
                                                                                           YEAR ENDED DECEMBER 31, 1998
                                                                                                                  (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                                 $  12,743
    Interest                                                                                                     42,478
    Security Lending                                                                                                308
                                                                                                             -----------
        Total Income                                                                                             55,529
                                                                                                             -----------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                                                123
        Management and Administrative                                                                             2,565
        Marketing and Distribution                                                                                  388
    Taxes (other than income taxes)                                                                                  65
    Custodian Fees                                                                                                  109
    Auditing Fees                                                                                                     9
    Shareholders' Reports                                                                                           117
    Annual Meeting and Proxy Costs                                                                                    5
    Trustees' Fees and Expenses                                                                                       3
                                                                                                             -----------
        Total Expenses                                                                                            3,384
        Expenses Paid Indirectly--Note C                                                                             (6)
                                                                                                             -----------
        Net Expenses                                                                                              3,378
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            52,151
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                                   10,245
    Futures Contracts                                                                                             6,420
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                16,665
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                       195,707
    Futures Contracts                                                                                             2,529
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                198,236
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $267,052
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                 BALANCED INDEX FUND
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          ------------------------------
                                                                                                1998               1997
                                                                                               (000)              (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                  $  52,151         $   36,614
    Realized Net Gain                                                                         16,665              9,950
    Change in Unrealized Appreciation (Depreciation)                                         198,236            157,724
                                                                                          ------------------------------
        Net Increase in Net Assets Resulting from Operations                                 267,052            204,288
                                                                                          ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (52,344)           (37,368)
    Realized Capital Gain                                                                    (13,902)           (10,005)
                                                                                          ------------------------------
        Total Distributions                                                                  (66,246)           (47,373)
                                                                                          ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   744,346            382,845
    Issued in Lieu of Cash Distributions                                                      62,334             44,288
    Redeemed                                                                                (264,287)          (149,905)
                                                                                          ------------------------------
        Net Increase from Capital Share Transactions                                         542,393            277,228
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           743,199            434,143
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      1,260,386            826,243
                                                                                          ------------------------------
    End of Year                                                                           $2,003,585         $1,260,386
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   42,682              25,083
    Issued in Lieu of Cash Distributions                                                      3,511               2,876
    Redeemed                                                                                (15,153)             (9,969)
                                                                                          ------------------------------
        Net Increase in Shares Outstanding                                                   31,040              17,990
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------
                                                                                  BALANCED INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997          1996         1995          1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $16.29       $13.92        $12.77       $10.34        $10.91
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .54         .520           .50          .45           .41
    Net Realized and Unrealized Gain (Loss) on Investments      2.33        2.525          1.26         2.48          (.58)
                                                              -------------------------------------------------------------
        Total from Investment Operations                        2.87        3.045          1.76         2.93          (.17)
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.54)       (.530)         (.49)        (.45)         (.40)
    Distributions from Realized Capital Gains                   (.14)       (.145)         (.12)        (.05)           --
                                                              -------------------------------------------------------------
        Total Distributions                                     (.68)       (.675)         (.61)        (.50)         (.40)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $18.48       $16.29        $13.92       $12.77        $10.34
===========================================================================================================================

TOTAL RETURN*                                                 17.85%       22.24%        13.95%       28.64%        -1.56%
===========================================================================================================================

Ratios/Supplemental Data
    Net Assets, End of Year (Millions)                        $2,004       $1,260          $826         $590          $403
    Ratio of Total Expenses to Average Net Assets              0.21%        0.20%         0.20%        0.20%         0.20%
    Ratio of Net Investment Income to Average Net Assets       3.29%        3.56%         3.69%        3.85%         3.86%
    Portfolio Turnover Rate                                      25%          18%          37%+          16%           16%
===========================================================================================================================

* Total return figures do not reflect the annual account maintenance fee of $10.

+ Portfolio turnover rate excluding in-kind redemptions was 30%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES: The fund uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the fund had contributed capital of $336,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses by $6,000.

D. During the year ended December 31, 1998, the fund purchased $460,090,000 of investment securities and sold $56,646,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $510,366,000 and $335,527,000, respectively.

E. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $490,008,000, consisting of unrealized gains of $531,098,000 on securities that had risen in value since their purchase and $41,090,000 in unrealized losses on securities that had fallen in value since their purchase.

   At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:

            ----------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                    --------------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
            ----------------------------------------------------------------------------------------------
            S&P 500 Index                             86                   $26,778               $1,604

            S&P MidCap 400 Index                      43                     8,423                  853

            Russell 2000 Index                        13                     2,764                  215
            ----------------------------------------------------------------------------------------------

   Unrealized appreciation on open futures contacts is required to be treated as realized gain for tax purposes.

F. The market value of securities on loan to broker/dealers at December 31, 1998, was $15,141,000, for which the fund held cash collateral of $17,509,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Balanced Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Balanced Index Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103


February 2, 1999










SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD BALANCED INDEX FUND

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

          The fund distributed $8,010,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is designated as a 20% rate gain distribution.

          For corporate shareholders, 21.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R) ," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q020-02/23/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.